Letter From the President

Dear Contract Owners,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well-informed and to trade at bargain prices. But we believe the facts argue that, for most of us, professionally managed investment portfolios purchased through a financial consultant will continue to be one of the best products for long-term investing in this new millennium.


Why do we believe managed portfolios plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach.


o Having a plan and sticking to it: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up markets and down. And for many investors, working with a financial consultant may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your consultant's high level of experience and an understand of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o Diversification: Few individual investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire personal portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified, professionally managed investment portfolio that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o Good in a down market: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few managed portfolios, of course, are going to be up when the overall market is down. But we believe diversified, professionally managed investment portfolios may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS Original Research[RegTM]: The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o Good performance at an acceptable level of risk: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few managed portfolios even attempt. The downside is that the most exciting


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Letter From the President -- continued

   investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of managed portfolios helps make them inherently less risky than individual stock picking, and managed portfolios are available in a wide range of risk profiles.

We believe that now, more than ever, managed investment portfolios sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money, because they don't want to make a hobby or a second profession out of investing, they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and Sun Life, and welcome any questions or comments you may have.

Respectfully,


/s/ C. James Prieur
-------------------


C. James Prieur
President of the Compass Accounts

January 15, 2000

Investments in variable annuities will fluctuate and may be worth more or less upon redemption.

Variable annuities are designed for long-term retirement investing; please see your financial consultant for more information.

The opinions expressed in this letter are those of C. James Prieur, and no forecasts can be guaranteed.

Management Review and Outlook

Capital Appreciation Variable Account
For the 12 months ended December 31, 1999, the Account provided a total return of 32.68%, which compares to a 21.04% return for the Standard & Poor's 500 Composite Index (the S&P 500). The S&P 500 is a popular, unmanaged index of common stock total return performance. The Account's performance includes the reinvestment of any distributions, but does not reflect any applicable contract or surrender charges.

In line with what we perceived as a shift in the overall markets, we repositioned the Account over the course of 1999 to try to take advantage of technology-related opportunities in three key areas: leisure, telecommunications, and technology itself.

In the leisure sector, the Account benefited from large positions in radio-station operators Infinity Broadcasting and Clear Channel Communications. As the major television networks have lost viewers to cable and as Americans have increased the time they spend in their cars, radio has gained advertising market share. A strong user of radio ads has been the Internet community, as a significant portion of the money raised by many Internet IPOs (initial public offerings) appears to be flowing into advertising. Infinity Broadcasting is known as a dominant owner of radio stations in the top 20 markets across the country. The company is also notable, we believe, for having very good management. Clear Channel Communications has traditionally been the leader in the markets outside the top 20 cities. However, through recent acquisitions, they also have moved heavily into the top 20 markets and into billboard advertising and European radio.

The portfolio's holdings in the telecommunications area were significantly increased this year to try


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Management Review and Outlook -- continued

to profit from what we perceived as a global trend toward wireless communication of both voice and data. In the United States and in Europe, cellular providers have been striving to create national or continental networks, which could allow customers to pay a flat rate to use their phones anywhere. In the United States, the Account is invested in wireless network companies Nextel and Sprint PCS. We also have holdings in several European cellular networks we feel are potential candidates for stock price appreciation as they have thriving businesses in their own right and may be acquisition candidates. These companies include Bouygues, one of the largest French cellular operators; Telecom Italia Mobile, a cellular operator that serves Italy; and Mannesmann, a German cellular operator that recently acquired a British telecommunications company called Orange and is itself the current subject of a takeover attempt by Vodafone AirTouch, another British telecommunications company.

Mannesmann is also a good example of the global reach of MFS Original Research[RegTM]. Its addition to the portfolio this year was in large part the result of ongoing discussions with our analyst in London, who believed that the company had potential to benefit from the global expansion of wireless communication, and also felt that Mannesmann could be a possible acquisition candidate. In fact, Mannesmann, as well as most of our other holdings in cellular providers, has been a strong performer this year.

The Account also has holdings in leading cellular equipment manufacturers, including Nokia and Motorola. In addition to allowing the Account to have profited from the recent high demand for voice handsets, this positions the portfolio to potentially benefit from wireless data communication using the Internet. We believe this will become a strong trend over the next several years, requiring users to purchase an entirely new class of cellular handsets and other devices designed to transmit data as well as voice.


A final key area for the Account this year was technology. In our opinion, technology has been by far the biggest driver of the market in the second half of 1999. Top portfolio holdings such as Cisco, Oracle, and Sun Microsystems have benefited from the tremendous changes taking place in technology, especially the ongoing building and upgrading of the Internet. Our experience with Cisco illustrates how we use research to make buying decisions.


Cisco had built a great business providing routers and other products for so-called enterprise computing, which is basically internal communications systems for large corporations. Early in 1999, we met with Cisco's management regarding their plans to expand into a new arena, developing routers and software for the Internet. Based on our meeting and further research, we became convinced that the market opportunity for Cisco over the next several years was huge, and we significantly increased our Cisco holding in the portfolio. Cisco has since become a major beneficiary of the buildup of the Internet, and the stock became one of our best-performing technology holdings of the year.


There were also holdings that disappointed us this year and detracted from performance. Most of these were in the area of consumer goods and services, which the market had seemed to favor for the last several years but turned against in 1999. Holdings in supermarkets, drugstore


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Management Review and Outlook -- continued

chains, and office supply superstores -- such as Safeway, CVS, and Office Depot -- suffered lower price-to-earnings (P/E) multiples, largely because of the market's perception that these "brick and mortar" businesses would be hurt by online competitors and by the expansion of mega-stores such as Wal-Mart into their markets. We therefore reduced our consumer goods and services holdings over the course of the year and dramatically increased the portfolio's weightings in the better-performing technology and communications areas.

Looking ahead, we feel there will continue to be more growth opportunity in technology -- and in associated areas like telecommunications and leisure -- than just about anywhere else in the market. But we are concerned about the high valuations in these sectors. As market valuations in tech and tech-related stocks become increasingly higher than those in other sectors, we believe the risk increases of a correction at some point.

Another potential danger to the markets is rising interest rates. Our feeling is that rates may continue to increase somewhat in the first half of the year, but we don't expect that they will move dramatically in either direction. In our opinion, there is no major inflationary force to drive large rate increases, and we think the steps the Federal Reserve Board has taken will keep U.S. growth at a moderate level.


Global Governments Variable Account
For the 12 months ended December 31, 1999, the Account provided a total return of -5.42%, compared to a return of -4.27% for the Salomon Brothers World Government Bond Index (the Salomon Index), an unmanaged index of complete universes of government bonds with remaining maturities of at least five years. The Account's performance includes the reinvestment of any distributions, but does not reflect any applicable contract or surrender charges.

In 1999, most of the bond markets around the globe deteriorated due to concern that the growing global economy would spark inflationary pressures. In particular, market observers were concerned about an increase in personal consumption. Two of the most influential central banks -- the U.S. Federal Reserve Board (the Fed) and the European Central Bank -- reversed course with their monetary policies, raising interest rates in November as a pre-emptive move against inflation. Most other central banks followed suit. One exception was Japan, where the economy was only in the early stages of an economic recovery.

For the year, the Fed hiked short-term rates three times, neutralizing the three rate cuts it had implemented in late 1998 during the crisis in emerging markets. Similarly, the European Central Bank's November increase brought its key lending rate back to where it started the year. The European Central Bank did so after having lowered rates to stimulate growth in the first quarter of 1999. Meanwhile, Japanese monetary policy was very stable during the year, with the overnight discount rate unchanged at 0.50%.

During 1999, all bond markets in the Salomon Index -- with the exception of Japan's -- registered negative returns in local currency terms. The Japanese bond market and the Japanese yen were very strong during most of the year; Japan represents about 25% of the index and proved to be the only market in the


4
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Management Review and Outlook -- continued

index to post positive returns in local currency. A significantly weak euro -- its value relative to the U.S. dollar fell about 20% in 1999 -- hurt returns in most European bond markets and detracted considerably from the return of the Salomon Index, about 40% of which is made up of bonds from countries within the euro bloc.

Similarly, exposure to weakening currencies pushed the Account's return into negative territory, with the euro the main culprit. Higher interest rates -- and corresponding declining bond prices -- also ate into returns for most of the year. Nevertheless, we were able to add value relative to the index by keeping the Account's duration -- a measure of its sensitivity to changes in interest rates -- shorter than that of the index. By keeping a shorter duration, the Account was less susceptible than the index to the negative price influence of higher interest rates. In addition, we added value through appropriate allocation of assets to the particular bond blocs (euro, dollar, etc.), and especially benefited from diversification into the top performing Japanese market. Another help to our performance was individual bond selection in the United Kingdom and Greece. The latter was the only country to lower rates in the fourth quarter of 1999, in preparation for its entry into European monetary union.

As the new millennium begins, we believe caution continues to be warranted for most bond markets. We expect both the Federal Reserve and the European Central Bank to further tighten monetary policy with most other Central Banks following. Looking more closely at the euro, we feel this beleaguered currency should be better supported this year as Western European markets become more economically liberated. We anticipate that the U.S. dollar will strengthen versus the yen and that the euro will strengthen versus the dollar and the yen. If the global economy continues to grow with modestly higher interest rates preventing inflation, the higher global real rates generated by tight monetary policies should eventually equate to more attractive bond markets.


Government Securities Variable Account
For the 12 months ended December 31, 1999, the Account provided a total return of -1.78% compared to a return of 1.86% for the Lehman Brothers Government/Mortgage Index (the Lehman Index), an unmanaged index of U.S. Treasury, government-agency, and mortgage-backed securities. The Account's performance includes the reinvestment of any distributions, but does not reflect any applicable contract or surrender charges.


At the beginning of 1999, prices and yields in the bond markets reflected a concern that ongoing financial crises abroad would spread and cause U.S. economic growth to be anemic. Indeed, the Federal Reserve Board (the Fed) cut interest rates three times in late 1998 in order to prop up the markets and the U.S. economy. However, the global economy stabilized, and investors turned their eyes back to the domestic scene. There, data throughout the year showed the U.S. economy growing more rapidly than expected, sustaining fears that such growth might spark inflation at some point. Historically low unemployment added fuel to the argument that inflation was imminent because tight labor markets caused employers to raise wages in order to attract or retain workers, passing on the added costs to the consumer in the form of price increases. Yields on most fixed-income securities rose in order to compensate investors for the


                                                                               5
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Management Review and Outlook -- continued

effects of anticipated inflation. In addition, the Fed felt compelled to reverse its monetary policy and take back the three rate cuts it had implemented in late 1998. By doing so, it hoped to restrain economic growth enough so that it would reach a noninflationary level. The Fed rate hikes occurred in June, August, and November. When interest rates and yields rose, bond prices fell; that's why the bond markets posted negative returns for 1999.


Looking more closely at the markets in which the Account invests, government-agency and mortgage-backed securities performed better than Treasuries. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) That's because the additional yield these two sectors offer over Treasuries have tended to provide somewhat of a cushion -- relative to Treasuries -- when interest rates are on the rise and bond prices decline. To that end, the Account benefited from an overweighted position in agency securities relative to the Lehman Index. Overall, we kept the Account's weighting in mortgage-backed securities at a neutral level relative to the index. Mortgage-backed securities carry a unique characteristic: they tend to become more sensitive to changes in interest rates, and thus more susceptible to price declines. Therefore, relative to the index, we were very careful to underweight mortgage securities earlier in the year before bringing that weighting to a neutral position in August and to a slightly overweighted one toward the end of the year. Over time, larger coupons offered by mortgage-backed securities are very attractive, and can help long-term, risk-adjusted returns.

The most significant strategy we pursued over the course of the year was a strong bias against investing in securities with maturities of three years or less. We did so because when the Fed implements its monetary policy, it tinkers with short-term interest rates. Not surprisingly, shorter-term yields rose most sharply when the Fed raised rates three times, so this positioning helped the Account's performance. In addition, we kept the Account's duration -- a measure of its sensitivity to changes in interest rates -- neutral relative to the Lehman Index. In a rising interest rate environment, a shorter duration is helpful because it helps insulate a portfolio from the negative effects of higher rates. In a declining interest-rate environment, you would want to have a long duration in order to benefit most from the bond price increases that accompany a fall in yields. During the year, the environment was uncertain and therefore not conducive to taking a strong stand one way or another on the direction of interest rates.


Looking forward, we feel the global economy appears headed for a period of significantly stronger growth. For its part, we believe the U.S. economy looks too strong to prevent inflation from creeping higher. Any evidence of higher inflation should provide the Fed with the ammunition it needs to hike short-term rates. Over the near term, it looks to us as if bonds will remain under pressure unless the stock market suffers a correction or the economy weakens. Longer term, we feel the outlook for bonds is better. Additional Fed action should reduce inflation fears -- typically a positive backdrop for bond investors because inflation eats into the value of a bond's fixed payments. Further, any slowdown in the economy may attract investors to the bond markets, where they should be able to find values after this recent bear market.

For our part, we'll be looking to take advantage of the time when interest rates plateau, arranging the Account to try to profit from any steadying or rebound in the bond market. At some point, we think Treasury yields should offer value relative to alternatives in the government securities market. Then, we will most likely look to extend the Account's duration, hoping to prosper from the positive effects of declining interest rates.


High Yield Variable Account
For the 12 months ended December 31, 1999, the Account provided a total return of 6.55%. This result compares to a return of 2.39% for the Lehman Brothers High Yield Bond Index, an unmanaged index of non-investment-grade corporate debt. Over the same period, the Lipper High Yield Bond Index returned 4.78%. The Lipper mutual fund indices are unmanaged, net-asset-value weighted indices of the largest qualifying portfolios within their respective investment objectives, adjusted for the reinvestment of capital gain distributions and income dividends. The Account's performance includes the reinvestment of any distributions, but does not reflect any applicable contract or surrender charges.

While many high-yield companies benefited from improved operating results in 1999, the market's overall performance for the year was lackluster. Heavy new issuance of high-yield bonds and a rise in the default rate exerted downward pressure on the prices of existing bonds. The increase in credit problems was largely due to the effects soft oil prices and Medicare reform had on companies in the energy and health care industries, respectively.

While performance for most of the year was indeed lackluster, the high-yield bond market finished on a strong note as more investors began to appreciate the attractive spreads available in this segment of the marketplace.

Compared to its benchmarks, the Account performed relatively well this year. Our team held firm to the belief that avoiding mistakes is just as important as picking the best investments. That's why MFS Original Research[RegTM] and depth of professional experience remained so critically important to the Account's relative success.

Our time-tested experience in the high-yield bond arena was critical to our ability to steer clear of many trouble spots and avoid many bankruptcies in various sectors of the economy. Years of observing the dynamics in energy and health care, for example, enabled us to anticipate as well as avoid many of the problems that ultimately plagued these industries.

The Account's performance benefited from an increased overweighting in the telecommunications sector, which has been one of the best performing sectors in the high-yield market. Deregulation, both here in the United States and in Europe, has contributed to the exceptional growth in new telecommunication networks, many of which have been financed with high-yield bonds. We continue to favor facility-based operators which are experiencing strong customer demand, in part due to the explosion of Internet traffic. The telecom sector has benefited from consolidation as well as equity investments from outside the industry. We invested in the debt of Nextel Communications, Inc. Our position in Nextel Communications also rose in value after Microsoft announced its $600 million investment in the company.

Our second largest exposure was in media, a highly defensive industry. Core holdings included


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Management Review and Outlook -- continued

cable television and radio entities such as Charter Communications Holdings, one of the fastest growing companies in the field. Controlled by Paul Allen, the co-founder of Microsoft, Charter's valuation has risen following the increased utilization of cable networks as a means of accessing the Internet.

In addition to telecommunications and media, the Account also held the bonds of building products companies, many of which make materials used to renovate the nation's existing housing stock.

Given our optimistic outlook for continued growth of corporate earnings in 2000 as well as the higher yield levels available in the market today, we believe that high-yield bonds remain an attractive asset class.


Managed Sectors Variable Account
For the 12 months ended December 31, 1999, the Account provided a total return of 86.20%, which compares to a return of 21.04% for the S&P 500 and 41.65% for the Lipper Capital Appreciation Portfolio Index (the Lipper Index). The Lipper Index is an unmanaged net asset value-weighted measure of the largest qualifying portfolios with capital appreciation as their investment objective. The Account's performance includes the reinvestment of any distributions, but does not reflect any applicable contract or surrender charges.

We are pleased to report that the Account in 1999 showed impressive performance, both absolutely and as compared to our benchmarks. We attribute this success to our underlying investment philosophy. Our goal for the Account is to try to identify the best companies in the best industries -- companies who are leaders in those industries experiencing accelerating growth driven by positive secular trends. We actively seek out such high-growth companies, especially those we believe have the potential for generating positive earnings surprises that exceed company predictions or Wall Street expectations.

To find such stocks, we tended in 1999 to focus on three general areas: telecommunications, technology with a telecommunications focus, and biotechnology. Furthermore, in our search for companies with the strongest relative earnings growth, we avoided companies whose earnings growth rate was slowing or plateauing -- for example, financial services, where higher interest rates could put a damper on earnings, as well as many of the traditional steady earners such as drugstores, supermarkets, and office supply stores. It was our concern that the market would perceive these industries as being vulnerable to online-related competition. Our decision to underweight these areas freed up resources to invest in faster growing companies and industries which might benefit from a recovery in global growth.

In telecommunications, we sought out companies in the United States, Europe, and Japan, where we anticipated an accelerating shift to wireless communications. Cellular companies we own include NTT Mobile Communications Network, the largest cellular carrier in Japan; Bouygues, one of the largest French cellular operators; Sonera, owner of the largest cellular business in Finland; and VoiceStream, one of the few remaining U.S. wireless entities not yet owned by a large telecommunications company. Although we believe each of these companies can continue to do well on its own, we expect that some of them may become acquisition targets for larger companies aiming for global cellular coverage. If that occurs, our portfolio may benefit from the takeover premium that has often affected stock prices in this industry.

In the area of technology, our premier holding has been QUALCOMM. This company owns patents for the CDMA technology standard used for wireless communication in many parts of the world. As a result of its patent position, QUALCOMM gets a royalty on the communications chips and on the handsets sold. Since a large part of its revenues come from licensing its patents, the company's earnings have benefited from high margins and high barriers to entry. However, despite its intellectual property strength, the company's stock has languished in recent years, in part because of an ongoing lawsuit with Ericsson over technology standards. Believing that the lawsuit would be settled in QUALCOMM's favor, we began to invest in it early this year. When the lawsuit was in fact settled favorably, and when global wireless growth turned out to be greater than expected, the stock responded spectacularly, amply rewarding our early endorsement. Since wireless penetration is only at about 30% of users in the United States, compared to 50%-60% in Europe, we believe that there will continue to be strong demand for products using QUALCOMM's technology. We further anticipate that business in this industry will expand in the future, as more devices and technologies become available for accessing data over the Internet. Thus, we continue to look to the telecommunications-related technology sector to find fast-growing companies.

In the biotechnology area, we identified MedImmune early as a company with great potential for accelerating growth. Its drug Synagis is used to treat a common form of viral pneumonia in premature infants; it may also be useful for treating lung-impaired elderly patients. Most importantly, we believe no competition exists or is anticipated. In our opinion, the potential worldwide market for this product alone is $2.5 billion. Since MedImmune's sales in 1999 were less than $400 million, we believe there is considerable potential for earnings growth over the next few years. We continue to seek out biotechnology companies positioned like MedImmune, with effective products directed towards a substantial but underserved market. We believe the biotechnology sector will provide exciting opportunities for the foreseeable future.

Looking forward to the year 2000 and beyond, we believe that the Account's challenge will be to continue its winning performance despite a more demanding environment of rising interest rates and high stock valuations. To try to accomplish this, we will continue with our present strategy of investing in what we see as the best companies in the fastest-growing industries, looking for stocks where we believe positive earnings surprises are likely and watching out for overpriced stocks where an earnings shortfall may prove disastrous. We will continue to emphasize those sectors that we believe offer the greatest opportunity, as we have seen in telecommunications, technology, and biotechnology. The new year holds the potential for a corrective period, especially with increasing interest rates. A correction may be precipitous, since valuations for many stocks are so extended. However, our focus on those special companies with robust growth in dynamic industries may allow us to hold to a successful course despite economic uncertainties.


Money Market Variable Account
As the Federal Reserve Board (the Fed) became nervous about inflationary forces picking up


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Management Review and Outlook -- continued

steam due to the strength of the U.S. economy and the global recovery, the Fed began its first in a series of three 0.25% interest-rate increases on June 30, 1999. Essentially, these three rate hikes reversed the effects of the three reductions in the federal funds target rate -- the rate at which banks may lend overnight funds to each other -- in the fall of 1998. In response to Fed rate hikes, interest rates on short-term (90 day) securities increased approximately 100 basis points (1.00%) during the past year. The federal funds rate, which began 1999 at 4.75% ended the period at 5.50%. Because of the Fed's recent bias toward increasing rates, we've targeted 35 days for the average maturity of the Series' holdings.

We continue to limit the Account's investments to securities issued or guaranteed by the U.S. Treasury, agencies, or instrumentalities of the U.S. government, as well as to the highest quality corporate and bank issues, in order to provide maximum security against credit risk. On December 31, 1999, approximately 68% of the portfolio was invested in high-quality commercial paper, with the balance invested in U.S. government or government-guaranteed issues.

Investments in the Account are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Account seeks to preserve the value at $1.00 per unit, it is possible to lose money by investing in the Account.


Total Return Variable Account
For the 12 months ended December 31, 1999, the Account provided a total return of 2.71% compared to returns of 21.04% for the S&P 500 and -8.26% for the Lehman Brothers Government/Corporate Bond Index, an unmanaged market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities) and investment-grade U.S. corporate debt. The Account's performance includes the reinvestment of any distributions, but does not reflect any applicable contract or surrender charges.

The Account faced several headwinds during 1999. In the equity area, where we had 60% of our investments, our focus on value stocks held us back as investors favored growth stocks by ever-widening margins. Value stocks tend to have lower valuations than the overall stock market. They tend to be in mature industries, such as energy, financial services, and industrials, that have to be able to raise prices to grow earnings. By contrast, growth stocks -- the most well known of which are in the technology and health care sectors -- usually have proprietary products and high gross margins. Unfortunately, there was little pricing flexibility in the economy in 1999, so investors favored growth stocks. Not only did we have sizable investments in some of the market's weaker sectors, we also had few investments in the high-priced, top-performing technology area. Our 38% stake in bonds further hampered performance, as interest rates climbed and bond prices fell throughout the second half of the year.

Financial services and electric utilities stocks turned in particularly disappointing results in 1999. In financial services, the Account's biggest stock sector, both bank and insurance stocks suffered as rising interest rates squeezed valuations. We focused on insurance stocks, where we believe consolidation -- which has already swept the banking industry -- is just beginning. We believe this trend translates into strong potential for insurers like Hartford


10
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Management Review and Outlook -- continued

Financial Services Group, a multiline insurance company with an excellent management team and demonstrated earnings growth. We owned companies like Chubb, a property and casualty insurer that has struggled because of weak pricing, and Lincoln National, an insurer that is selling off its less profitable businesses and focusing on its growing annuity business. Unfortunately, these stocks made little headway this past year. We kept a smaller stake in electric utilities, but the few names we owned, such as Carolina Power & Light, disappointed as earnings fell short of expectations and deregulation continued to take longer than expected.

By contrast, telecommunications and energy stocks were among our best performers. Telecommunications companies continued to benefit from the worldwide explosion in data communications and Internet traffic. We owned both GTE and Bell Atlantic, both of which did especially well following the announcement of their merger. Sprint, a long-distance carrier, also posted excellent returns. Energy stocks took off in 1999, thanks to rising oil prices, a promising supply/demand outlook, and industry consolidation. BP Amoco, the Account's largest investment, did well during the year thanks to synergies from its recent Amoco merger. Natural gas utilities also did well during the period. We owned El Paso Energy Corp. which recently merged with Sonat to create one of the largest natural gas companies in the country. Finally, the Account got a nice boost from stocks like Honeywell Inc., which recently merged with AlliedSignal Inc.; American Express, which produced double-digit earnings growth; and Time Warner, which rebounded as investors recognized the value of its cable assets.

During 1999, we found some of our best values overseas. We boosted our international investments, predominantly in Europe, where corporations are way behind the United States in terms of restructuring. As companies like Royal Dutch, an energy company, and Akzo Nobel, a chemical and pharmaceutical company, reorganize and cut costs to compete globally, we expect to see better earnings growth. We also began buying stocks in Japan, including Nippon Telegraph & Telephone, the large telephone utility, and Hitachi, an electronics company. By year-end, they had posted solid gains thanks in part to Japan's improving economy.


Back at home, we began building our stake in oil services companies like Noble Drilling and smaller exploration companies like Apache and Devon Energy. We expect these stocks to benefit in the coming year if earnings growth accellerates, as we anticipate. We also added to newspaper stocks like Gannett and The New York Times, which have enjoyed increased revenues as Internet companies spend heavily on advertising. Another major investment this past year was Motorola, a wireless communications equipment manufacturer whose stock was selling at a discount due to problems in its cellular handset division and a slump in semiconductor sales. As the company has taken steps to correct its problems and semiconductor sales began to turn around, the stock has made a comeback. We also believe there is good potential from stocks like SBC Communications (the former Southwestern Bell) and Mobil, which recently merged with Exxon. Although uncertainties dogged both names this past year, we believe they are better positioned than ever to be dominant players in their respective markets.

We made few changes during the year on the bond side of our portfolio. We kept roughly two-thirds of our bond investments in corporate bonds and the rest in U.S. Treasuries and mortgage-backed securities. Early in 1999, we lowered the Account's duration, a measure of its sensitivity to interest-rate changes, to give us some protection from rising interest rates. By the fall, however, we had raised duration back to 5.3 years, reflecting our outlook that interest rates are just as likely to stay around current levels as to rise. Even if interest rates do go higher, we don't expect inflation to become a significant problem.

Going forward, we believe our long-term value orientation and balanced approach may help contract owners to participate in the stock market's gains while attempting to provide some protection in the event of a market downturn. Over long periods, returns on growth and value stocks have been very similar, as evidence by the S&P/BARRA Value and Growth Indices. The S&P/BARRA Value and Growth Indices are comprised of U.S. companies split into two groups based on price-to-book ratios to create growth and value indices. We're confident that value stocks will eventually return to favor, benefiting the Account.

                             ---------------------

The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

It is not possible to invest directly in an index.


Investment Objectives and Policies

Capital Appreciation Variable Account (CAVA) seeks capital appreciation by investing in securities of all types, with a major emphasis on common stocks.

Global Governments Variable Account (GVA) seeks moderate current income and preservation and growth of capital by investing in a portfolio of U.S. and foreign government securities. Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase unit price volatility.

Government Securities Variable Account (GSVA) seeks current income and preservation of capital by investing in U.S. government and government-related securities. Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio.

High Yield Variable Account (HYVA) seeks current income and capital appreciation by investing primarily in fixed-income securities of U.S. and foreign issuers that may be in the lower-rated categories or unrated and may include equity features. Lower-rated securities may provide greater returns, but they are also associated with greater-than-average risk. These risks may increase unit price volatility.

Managed Sectors Variable Account (MSVA) seeks capital appreciation by varying the weighting of its portfolio of common stocks among certain industry sectors. Dividend income, if any, is incidental to its objective of capital appreciation. The Account may focus its investments in certain sectors, thereby increasing its vulnerability to any single economic, political, or regulatory development. These risks may increase unit price volatility.

Money Market Variable Account (MMVA) seeks maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months.

Total Return Variable Account (TRVA) seeks primarily to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income. Assets will be allocated and reallocated from time to time between money market, fixed-income, and equity securities. Under normal market conditions, at least 25% of the Account's assets will be invested in fixed-income securities, and at least 40% and no more than 75% of its assets will be invested in equity securities.


One-year performance through December 31, 1999


                               Compass 2 (U.S.)     Compass 3 (U.S.)
Capital Appreciation
  Variable Account                 30.98%              30.85%
Global Governments
  Variable Account                 (6.58)%             (6.72)%
Government Securities
  Variable Account                 (3.04)%             (3.14)%
High Yield Variable
  Account                           5.18%               5.08%
Managed Sectors Variable
  Account                          83.93%              83.66%
Money Market Variable
  Account                           3.30%               3.19%
Total Return Variable
  Account                           1.44%               1.29%

These performance results reflect any applicable contract or surrender charges. Past performance is no guarantee of future results.

Portfolio of Investments -- December 31, 1999
Capital Appreciation Variable Account
Stocks -- 98.9%




Issuer                                                                              Shares            Value
U.S. Stocks -- 83.4%
Advertising -- 1.1%
Young & Rubicam, Inc. ....................................................         133,200          $  9,423,900
                                                                                                    ------------
Automotive -- 0.3%
Harley-Davidson, Inc. ....................................................          33,700          $  2,158,906
                                                                                                    ------------
Banks and Credit Companies -- 0.9%
Providian Financial Corp. ................................................          80,700          $  7,348,744
                                                                                                    ------------
Broadcasting -- 0.3%
Radio One, Inc.* .........................................................           3,800          $    349,600
Spanish Broadcasting Systems, Inc.* ......................................          58,550             2,356,637
                                                                                                    ------------
                                                                                                    $  2,706,237
                                                                                                    ------------
Business Machines -- 2.1%
Sun Microsystems, Inc.* ..................................................         236,000          $ 18,275,250
                                                                                                    ------------
Business Services -- 0.9%
Airnet Commerce Corp.* ...................................................           1,430          $     52,016
Bea Systems, Inc.* .......................................................          15,000             1,049,063
Digimarc Corp.* ..........................................................          34,970             1,748,500
eBenX, Inc.* .............................................................             360                16,290
Finisar Corp.* ...........................................................           1,120               100,660
First Data Corp. .........................................................          89,400             4,408,537
McAfee.com Corp.* ........................................................           1,640                73,800
Official Payments Corp.* .................................................           1,310                68,120
Virginia Linux Systems, Inc.* ............................................             770               159,101
                                                                                                    ------------
                                                                                                    $  7,676,087
                                                                                                    ------------
Cellular Telephones -- 1.6%
Sprint Corp. (PCS Group)* ................................................         132,400          $ 13,571,000
TeleCorp PCS, Inc.* ......................................................           1,440                54,720
                                                                                                    ------------
                                                                                                    $ 13,625,720
                                                                                                    ------------
Computer Software --
 Personal Computers -- 4.6%
America Online, Inc.* ....................................................         123,600          $  9,324,075
Microsoft Corp.* .........................................................         257,800            30,098,150
                                                                                                    ------------
                                                                                                    $ 39,422,225
                                                                                                    ------------
Computer Software -- Services -- 1.6%
EMC Corp.* ...............................................................         123,100          $ 13,448,675
Informatica Corp.* .......................................................             800                85,100
Intertrust Technologies Corp.* ...........................................             900               105,862
Metasolv Software, Inc.* .................................................             710                58,043
                                                                                                    ------------
                                                                                                    $ 13,697,680
                                                                                                    ------------


Issuer                                                                              Shares             Value
Computer Software -- Systems -- 12.0%
Agile Software Corp.* ....................................................           2,000          $    434,469
Ariba, Inc.* .............................................................           2,600               461,175
BMC Software, Inc.* ......................................................         190,700            15,244,081
Cadence Design Systems, Inc.* ............................................         407,600             9,782,400
Computer Associates
 International, Inc. .....................................................         110,050             7,696,622
Compuware Corp.* .........................................................         338,700            12,616,575
Comverse Technology, Inc.* ...............................................          31,600             4,574,100
Foundry Networks, Inc.* ..................................................             925               279,061
JNI Corp.* ...............................................................             775                51,150
Keane, Inc.* .............................................................          27,500               873,125
Open TV Corp.* ...........................................................           1,060                85,065
Oracle Corp.* ............................................................         383,112            42,932,488
VERITAS Software Corp.* ..................................................          53,100             7,599,938
                                                                                                    ------------
                                                                                                    $102,630,249
                                                                                                    ------------
Conglomerates -- 3.0%
Sodexho Marriott Services, Inc. ..........................................          91,700          $  1,192,100
Tyco International Ltd. ..................................................         636,000            24,724,500
                                                                                                    ------------
                                                                                                    $ 25,916,600
                                                                                                    ------------
Consumer Goods and Services -- 1.2%
Colgate-Palmolive Co. ....................................................          70,300          $  4,569,500
Galileo International, Inc. ..............................................         184,100             5,511,494
                                                                                                    ------------
                                                                                                    $ 10,080,994
                                                                                                    ------------
Electrical Equipment -- 2.0%
General Electric Co. .....................................................         109,000          $ 16,867,750
                                                                                                    ------------
Electronics -- 6.5%
Agilent Technologies, Inc.* ..............................................          42,880          $  3,315,160
Altera Corp.* ............................................................          78,700             3,900,569
Analog Devices, Inc.* ....................................................         134,900            12,545,700
E Tek Dynamics, Inc.* ....................................................          15,600             2,100,150
Flextronics International Ltd.* ..........................................         177,800             8,178,800
Intel Corp. ..............................................................          48,900             4,025,081
KLA-Tencor Corp.* ........................................................           7,700               857,587
Lam Research Corp.* ......................................................           8,700               970,594
LSI Logic Corp.* .........................................................          28,800             1,944,000
Micron Technology, Inc.* .................................................          29,400             2,285,850
Novellus Systems, Inc.* ..................................................          46,100             5,648,691
SCI Systems, Inc.* .......................................................          49,400             4,060,062
SDL, Inc.* ...............................................................          14,000             3,052,000
Teradyne, Inc.* ..........................................................          15,500             1,023,000

14 - CAVA

Issuer                                                                            Shares             Value
Electronics -- continued
Varian Semiconductor Equipment
 Associates, Inc.* .....................................................          37,800          $  1,285,200
Virata Corp.* ..........................................................             530                15,834
                                                                                                  ------------
                                                                                                  $ 55,208,278
                                                                                                  ------------
Entertainment -- 8.8%
CBS Corp.* .............................................................         168,900          $ 10,799,044
Clear Channel Communications, Inc.*.....................................         181,576            16,205,658
Comcast Corp., "A" .....................................................         281,500            14,233,344
Infinity Broadcasting Corp.* ...........................................         463,400            16,769,287
Macromedia, Inc.* ......................................................          23,400             1,711,125
Radio Unica Communications Co.* ........................................           1,525                44,034
Time Warner, Inc. ......................................................         167,600            12,140,525
Univision Communications, Inc., "A"*....................................          28,600             2,922,563
                                                                                                  ------------
                                                                                                  $ 74,825,580
                                                                                                  ------------
Financial Institutions -- 2.9%
Citigroup, Inc. ........................................................         154,800          $  8,601,075
Financial Federal Corp. * ..............................................         113,950             2,599,485
Goldman Sachs Group, Inc. ..............................................          48,300             4,549,256
Morgan Stanley Dean Witter & Co. .......................................          62,400             8,907,600
                                                                                                  ------------
                                                                                                  $ 24,657,416
                                                                                                  ------------
Food and Beverage Products -- 0.4%
Keebler Foods Co.* .....................................................         124,200          $  3,493,125
                                                                                                  ------------
Forest and Paper Products -- 0.5%
Bowater, Inc. ..........................................................          78,200          $  4,247,237
                                                                                                  ------------
Insurance -- 1.9%
American International Group, Inc. .....................................          96,761          $ 10,462,283
Aon Corp. ..............................................................          51,300             2,052,000
Gallagher (Arthur J.) & Co. ............................................          22,300             1,443,925
Marsh & McLennan Cos., Inc. ............................................          23,100             2,210,381
                                                                                                  ------------
                                                                                                  $ 16,168,589
                                                                                                  ------------
Internet -- 2.3%
Agency.com, Inc.* ......................................................             400          $     20,400
Akamai Technologies, Inc.* .............................................           1,275               417,722
Allaire Corp.* .........................................................           7,200             1,053,450
C Bridge Internet Solutions, Inc.* .....................................             490                23,826
CacheFlow, Inc.* .......................................................           1,050               137,222
CNET, Inc.* ............................................................          21,500             1,220,125
Deltathree.com, Inc.* ..................................................             630                16,223



Issuer                                                                            Shares             Value
Internet -- continued
Digital Impact, Inc.* ..................................................             840          $     42,105
Digital Insight Corp.* .................................................           1,250                45,469
Ebay, Inc.* ............................................................          26,800             3,355,025
eSPEED, Inc.* ..........................................................           1,800                64,012
Expedia, Inc.* .........................................................             950                33,250
FreeMarkets, Inc.* .....................................................             300               102,394
Harris Interactive, Inc.* ..............................................             600                 7,838
Internap Network Services Corp.* .......................................           2,675               462,775
Jupiter Communications, Inc.* ..........................................             700                21,175
Lifeminders.com, Inc.* .................................................             580                33,495
Mediaplex, Inc.* .......................................................             710                44,552
MedicaLogic, Inc.* .....................................................           1,010                21,210
NextCard, Inc.* ........................................................          54,500             1,573,687
OnDisplay, Inc.* .......................................................             190                17,266
Retek, Inc.* ...........................................................             720                54,180
SciQuest.com, Inc.* ....................................................             720                57,240
VeriSign, Inc.* ........................................................          58,500            11,169,844
                                                                                                  ------------
                                                                                                  $ 19,994,485
                                                                                                  ------------
Medical and Health Products -- 1.1%
American Home Products Corp. ...........................................         145,600          $  5,742,100
Pharmacia & Upjohn, Inc. ...............................................          73,200             3,294,000
                                                                                                  ------------
                                                                                                  $  9,036,100
                                                                                                  ------------
Medical and Health Technology
 and Services -- 0.7%
Health Management Associates,
 Inc., "A"* ............................................................         424,800          $  5,681,700
                                                                                                  ------------
Oils -- 0.7%
Conoco, Inc., "A" ......................................................         151,200          $  3,742,200
EOG Resources, Inc. ....................................................         148,900             2,615,056
                                                                                                  ------------
                                                                                                  $  6,357,256
                                                                                                  ------------
Photographic Products
Polaroid Corp. .........................................................          21,000          $    395,063
                                                                                                  ------------
Restaurants and Lodging -- 0.9%
Cendant Corp.* .........................................................         184,726          $  4,906,784
Wendy's International, Inc. ............................................         154,500             3,186,563
                                                                                                  ------------
                                                                                                  $  8,093,347
                                                                                                  ------------
Special Products and Services -- 0.1%
Harmonic Lightwaves, Inc.* .............................................           5,700          $    541,144
                                                                                                  ------------

                                                                       15 - CAVA

<CAPTION
Issuer                                                                             Shares            Value
Stores -- 4.4%
Costco Wholesale Corp.* ................................................          108,400         $  9,891,500
CVS Corp. ..............................................................          199,300            7,959,544
Office Depot, Inc.* ....................................................          175,550            1,920,078
Tandy Corp. ............................................................          114,300            5,622,131
Wal-Mart Stores, Inc. ..................................................          171,900           11,882,588
                                                                                                  ------------
                                                                                                  $ 37,275,841
                                                                                                  ------------
Supermarkets -- 1.4%
Kroger Co.* ............................................................          258,000         $  4,869,750
Safeway, Inc.* .........................................................          197,000            7,005,812
                                                                                                  ------------
                                                                                                  $ 11,875,562
                                                                                                  ------------
Telecommunications -- 17.3%
American Tower Corp., "A"* .............................................           35,700         $  1,091,081
Ancor Communications, Inc.* ............................................           50,375            3,419,203
AT&T Corp.* ............................................................           90,100            5,113,175
Bell Atlantic Corp. ....................................................           59,500            3,662,969
Cisco Systems, Inc.* ...................................................          387,350           41,494,869
Corning, Inc. ..........................................................           87,300           11,256,244
Cox Communications, Inc.* ..............................................          119,600            6,159,400
EchoStar Communications Corp.* .........................................           29,300            2,856,750
Emulex Corp.* ..........................................................           11,500            1,293,750
Firstcom Corp.* ........................................................           44,600            1,639,050
Global TeleSystems Group, Inc.* ........................................          178,000            6,163,250
iBasis, Inc.* ..........................................................              340                9,775
Lucent Technologies, Inc. ..............................................           53,500            4,002,469
MCI WorldCom, Inc.* ....................................................          317,820           16,864,324
Metromedia Fiber Network, Inc., "A"*....................................            9,180              440,066
Motorola, Inc. .........................................................           64,400            9,482,900
Network Solutions, Inc.* ...............................................           19,700            4,285,981
Next Level Communications, Inc.* .......................................              720               53,910
NEXTEL Communications, Inc.* ...........................................           78,800            8,126,250
Nextlink Communications, Inc., "A"* ....................................           42,800            3,555,075
Nortel Networks Corp. ..................................................           53,000            5,353,000
NTL, Inc.* .............................................................            8,200            1,022,950
Qwest Communications
 International, Inc.* ..................................................          132,498            5,697,414
Tritel, Inc.* ..........................................................            1,030               32,638
Winstar Communications, Inc.* ..........................................           63,400            4,770,850
                                                                                                  ------------
                                                                                                  $147,847,343
                                                                                                  ------------


Issuer                                                                             Shares            Value
Utilities -- Electric -- 1.9%
AES Corp.* .............................................................          211,200         $ 15,787,200
                                                                                                  ------------
 Total U.S. Stocks ......................................................................         $711,315,608
                                                                                                  ------------
Foreign Stocks -- 15.5%
Bermuda -- 0.9%
Global Crossing Ltd.
 (Telecommunications)* .................................................          155,000         $  7,750,000
                                                                                                  ------------
Canada -- 0.9%
Abitibi-Consolidated, Inc. (Forest and
 Paper Products) .......................................................          197,000         $  2,339,375
BCE, Inc. (Telecommunications) .........................................           58,900            5,312,044
                                                                                                  ------------
                                                                                                  $  7,651,419
                                                                                                  ------------
Finland -- 2.0%
Nokia Corp., ADR
 (Telecommunications) ..................................................           91,100         $ 17,309,000
                                                                                                  ------------
France -- 1.1%
Bouygues S.A. (Telecommunications) .....................................           14,700         $  9,341,558
                                                                                                  ------------
Germany -- 2.0%
Mannesmann AG (Conglomerate) ...........................................           69,100         $ 16,666,952
                                                                                                  ------------
Israel -- 0.2%
Partner Communications Co. Ltd., ADR
 (Cellular Telephones)* ................................................           73,525         $  1,902,459
                                                                                                  ------------
Italy -- 1.9%
Telecom Italia Mobile S.p.A.
 (Telecommunications) ..................................................        1,417,400         $ 15,830,571
                                                                                                  ------------
Japan -- 2.1%
Daiwa Securities Group, Inc. (Banks
 and Credit Cos.) ......................................................          332,000         $  5,195,420
Hitachi Ltd. (Electronics) .............................................          144,000            2,311,215
Nippon Telephone & Telegraph Co.
 (Utilities -- Telephone) ..............................................              200            3,425,328
NTT Mobile Communications Network,
 Inc. (Telecommunications) .............................................              180            6,923,077
                                                                                                  ------------
                                                                                                  $ 17,855,040
                                                                                                  ------------
Netherlands -- 1.6%
KPN N.V. (Telecommunications)* .........................................           92,800         $  9,056,166
Libertel N.V. (Cellular Telephones)* ...................................          179,900            4,710,610
                                                                                                  ------------
                                                                                                  $ 13,766,776
                                                                                                  ------------

16 - CAVA

Issuer                                                                             Shares         Value
Singapore -- 0.8%
Chartered Semiconductor
 Manufacturing Co., ADR
 (Electronics)* ..........................................................         95,500      $  6,971,500
                                                                                               ------------
Spain -- 0.4%
Terra Networks S.A. (Internet)* ..........................................         56,600      $  3,092,351
                                                                                               ------------
Sweden -- 1.1%
Ericsson LM, ADR
 (Telecommunications) ....................................................        142,900      $  9,386,744
                                                                                               ------------
United Kingdom -- 0.5%
British Telecommunications PLC
 (Telecommunications)* ...................................................        179,100      $  4,336,548
NDS Group PLC, ADR (Internet)* ...........................................          2,150            65,575
                                                                                               ------------
                                                                                               $  4,402,123
                                                                                               ------------
 Total Foreign Stocks ...................................................................      $131,926,493
                                                                                               ------------
 Total Stocks (Identified Cost, $535,165,690)...............................................   $843,242,101
                                                                                               ------------
Short-Term Obligation -- 1.0%

                                                                           Principal Amount
                                                                            (000 Omitted)         Value
Federal Home Loan Bank, due 1/03/00,
 at Amortized Cost ........................................................        $8,700      $  8,699,348
                                                                                               ------------
 Total Investments (Identified Cost, $543,865,038).......................................      $851,941,449
Other Assets,
 Less Liabilities -- 0.1%                                                                         1,249,652
                                                                                               ------------
 Net Assets - 100.0% ....................................................................      $853,191,101
                                                                                               ============

           See portfolio footnotes and notes to financial statements.

Portfolio of Investments -- December 31, 1999
Global Governments Variable Account

Bonds -- 77.7%

                                                                             Principal Amount
Issuer                                                                        (000 Omitted)       Value
U.S. Government Guaranteed -- 0.7%
Federal National Mortgage Association,
 1.75s, 2008 ...........................................................       JPY 10,000      $     99,971
                                                                                               ------------
U.S. Bonds -- 35.9%
U.S. Treasury Notes, 6s, 2004 ..........................................          $   325      $    319,920
U.S. Treasury Notes, 3.875s, 2009 ......................................              307           297,009
U.S. Treasury Notes, 5.875s, 2005 ......................................            4,480         4,349,094
U.S. Treasury Notes, 7.875s, 2004 ......................................              375           396,503
                                                                                               ------------
                                                                                               $  5,362,526
                                                                                               ------------
 Total U.S. Bonds .......................................................................      $  5,462,497
                                                                                               ------------
Foreign Bonds -- 41.1%
Canada -- 2.2%
Government of Canada, 5s, 2004 .........................................       CAD    495      $    325,490
                                                                                               ------------
Denmark -- 2.1%
Kingdom of Denmark, 7s, 2007 ...........................................       DKK  2,084      $    308,256
                                                                                               ------------
France -- 2.0%
Republic of France, 4s, 2009 ...........................................       EUR    332      $    297,578
                                                                                               ------------
Germany -- 13.0%
Republic of Germany, 4.5s, 2009 ........................................       EUR  2,063      $  1,945,717
                                                                                               ------------
Greece -- 3.0%
Hellenic Republic, 8.9s, 2003 ..........................................       GRD 74,000      $    241,282
Republic of Greece, 8.6s, 2008 .........................................           24,000            82,870
Hellenic Republic, 8.7s, 2005 ..........................................           39,000           130,556
                                                                                               ------------
                                                                                               $    454,708
                                                                                               ------------
Italy -- 6.8%
Republic of Italy, 5s, 2008 ............................................       EUR  1,046      $  1,019,612
                                                                                               ------------
Sweden -- 2.0%
Kingdom of Sweden, 6s, 2005 ............................................       SEK    400      $     48,165
Kingdom of Sweden, 9s, 2009 ............................................              900           130,418
Kingdom of Sweden, 13s, 2001 ...........................................              900           117,852
                                                                                               ------------
                                                                                               $    296,435
                                                                                               ------------
United Kingdom -- 10.0%
United Kingdom Treasury, 6.5s, 2003 ....................................       GBP    920      $  1,498,429
                                                                                               ------------
 Total Foreign Bonds ....................................................................      $  6,146,225
                                                                                               ------------
 Total Bonds (Identified Cost, $12,285,170)..............................................      $ 11,608,722
                                                                                               ------------

                                                                       17 - GGVA

                                   Principal Amount
Issuer                              (000 Omitted)          Value
Short-Term Obligation -- 16.4%
Federal Home Loan Mortgage Corp.,
 due 1/03/00 at Amortized Cost ..      $2,455         $  2,454,796
                                                      ------------
Call Options Purchased -- 0.1%



                                                                               Principal Amount
                                                                                 of Contracts
Description/Expiration Month/Strike Price                                       (000 Omitted)           Value
Canadian Dollar/September/1.55 ...........................................        CHF  1,097         $    16,721
Swiss Francs/Euro Dollars/
 February/1.59 ...........................................................        CAD  2,314                 773
 Total Call Options Purchased
 (Premiums Paid, $18,922)...................................................................         $    17,494
                                                                                                     -----------
Put Options Purchased -- 0.6%
Euro Dollars/February/1.05 ...............................................        EUR  1,139         $     4,311
Japanese Yen/January/110 .................................................        JPY  2,390                 698
Japanese Yen/January/110 .................................................           111,208                 890
Japanese Government Bond
 Future/February/130 .....................................................            90,000              26,336
Japanese Government Bond
 Future/February/128 .....................................................           110,000              53,396
                                                                                                     -----------
 Total Put Options Purchased
 (Premiums Paid, $57,298)...................................................................         $    85,631
                                                                                                     -----------
 Total Investments (Identified Cost, $14,816,186)...........................................         $14,166,643
Call Options Written
Australian Dollars/April/0.625 ...........................................        AUD    986         $    (4,983)
Canadian Dollars/September/1.4 ...........................................        CAD  1,058              (5,729)
Japanese Government Bond
 Future/February/130 .....................................................        JPY 90,000              (3,435)
Japanese Government Bond
 Future/February/128 .....................................................           110,000              (1,722)
 Total Call Options Written
 (Premiums Received, $60,233)...............................................................         $   (15,869)
                                                                                                     -----------
Put Options Written
Canadian Dollar/September/1.55
(Premiums Received, $7,181) ..............................................        CAD  1,172         $    (1,025)
Other Assets, Less Liabilities -- 5.3%                                                                   794,660
                                                                                                     -----------
 Net Assets--100.0% ........................................................................         $14,944,409
                                                                                                     -----------

           See portfolio footnotes and notes to financial statements.

Portfolio of Investments -- December 31, 1999
Government Securities Variable Account

Bonds -- 98.4%

                                                                          Principal Amount
Issuer                                                                     (000 Omitted)         Value
U.S. Federal Agencies -- 55.3%
Aid to Israel, 6.6s, 2008 ..............................................      $   985        $    966,049
Aid To Peru, 9.98s, 2008 ...............................................        1,637           1,807,391
Empresa Energetica Cornito Ltd.,
 6.07s, 2010 ...........................................................        4,000           3,642,000
Federal Home Loan Mortgage Corp.,
 6.5s, 2026-2029 .......................................................       15,641          14,746,919
Federal Home Loan Mortgage Corp.,
 7.5s, 2027-2028 .......................................................        2,212           2,188,838
Federal Housing Authority, 7.43s, 2022 .................................        3,310           3,217,937
Federal National Mortgage Assn.,
 5.625s, 2004 ..........................................................        3,750           3,583,575
Federal National Mortgage Assn.,
 6.13s, 2011 ...........................................................          972             934,725
Federal National Mortgage Assn.,
 6.5s, 2025-2027 .......................................................        7,776           7,326,528
Federal National Mortgage Assn.,
 6.75s, 2003 ...........................................................        1,965           1,949,806
Federal National Mortgage Assn.,
 6.84s, 2011 ...........................................................        3,050           3,003,297
Federal National Mortgage Assn.,
 7s, 2029 ..............................................................       12,535          12,120,017
Federal National Mortgage Assn.,
 7.27s, 2005 ...........................................................        3,833           3,793,616
Federal National Mortgage Assn.,
 7.5s, 2014 ............................................................        3,372           3,393,374
Federal National Mortgage Assn.,
 7.522s, 2020 ..........................................................           19              17,815
Federal National Mortgage Assn.,
 8.5s, 2007 ............................................................          105             106,650
Federal National Mortgage Assn.,
 10s, 2018 .............................................................        1,893           2,042,813
Financing Corp., 9.8s, 2018 ............................................        5,000           6,261,700
Financing Corp., 10.35s, 2018 ..........................................        1,950           2,556,021
Resolution Funding Corp., 8.875s, 2020..................................        3,700           4,411,658
Tennessee Valley Authority, 0s to
 2012, 8.25s to 2042 ...................................................        7,250           3,133,522
U.S. Department of Housing & Urban
 Development, 6.59s, 2016 ..............................................        2,045           1,803,434
U.S. Department of Veterans Affairs,
 7.5s, 2009 ............................................................        3,400           3,379,804
                                                                                             ------------
                                                                                             $ 86,387,489
                                                                                             ------------

18 - GSVA

                                                                         Principal Amount
Issuer                                                                    (000 Omitted)             Value
U.S. Government Guaranteed -- 43.1%
Government National Mortgage Association -- 18.8%
GNMA, 6.5s, 2027-2029 .................................................... $4,197                $  3,938,912
GNMA, 7s, 2008-2029 ......................................................  6,425                   6,241,451
GNMA, 7.5s, 2022-2029 .................................................... 14,529                  14,369,881
GNMA, 8s, 2024-2027 ......................................................  4,233                   4,275,519
GNMA, 11s, 2010-2019 .....................................................    323                     355,610
GNMA, 12.5s, 2015 ........................................................     44                      49,132
GNMA, 14s, 2014-2015 .....................................................     31                      35,218
                                                                                                 ------------
                                                                                                 $ 29,265,723
                                                                                                 ------------
Small Business Administration -- 2.7%
SBA, 8.2s, 2005 .......................................................... $  521                $    526,052
SBA, 8.4s, 2007 ..........................................................    183                     187,953
SBA, 6.24s, 2009 .........................................................  2,500                   2,350,000
SBA, 8.7s, 2009 ..........................................................    870                     903,411
SBA, 10.05s, 2009 ........................................................    216                     229,659
                                                                                                 ------------
                                                                                                 $  4,197,075
                                                                                                 ------------
U.S. Treasury Obligations -- 21.6%
U.S. Treasury Bonds, 10.375s, 2012 ....................................... $3,300                $  4,011,546
U.S. Treasury Bonds, 9.875s, 2015 ........................................  9,000                  11,640,960
U.S. Treasury Bonds, 3.625s, 2028 ........................................  4,604                   4,112,365
U.S. Treasury Bonds, 3.875s, 2029 ........................................  4,089                   3,816,500
U.S. Treasury Bonds, 5.25s, 2029 .........................................    500                     413,435
U.S. Treasury Notes, 5.5s, 2000 ..........................................  4,000                   3,995,000
U.S. Treasury Notes, 8s, 2001 ............................................  2,700                   2,762,424
U.S. Treasury Notes, 6.5s, 2002 ..........................................  3,000                   3,014,520
                                                                                                 ------------
                                                                                                 $ 33,766,750
                                                                                                 ------------
 Total U.S. Government Guaranteed ...............................................                $ 67,229,548
                                                                                                 ------------
 Total Bonds (Identified Cost, $157,402,876).....................................                $153,617,037
                                                                                                 ------------

                                                                        Principal Amount
Issuer                                                                    (000 Omitted)             Value
Short-Term Obligation -- 2.2%
Federal Home Loan Bank, due 1/05/00,
 at Amortized Cost ....................................................... $3,335                $  3,334,444
                                                                                                 ------------
Repurchase Agreement -- 0.7%
Goldman Sachs, dated 12/31/99, due
 01/03/00, total to be received $1,120,187
 (secured by various U.S. Treasury and
 Federal Agency obligations in a jointly
 traded account), at Cost ................................................ $1,120                $  1,120,000
                                                                                                 ------------
 Total Investments (Identified Cost, $161,857,320)...............................
                                                                                                 $158,071,481
                                                                                                 ------------
Other Assets,
 Less Liabilities--(1.3%)                                                                        $ (1,952,286)
                                                                                                 ------------
  Net Assets--100.0% ............................................................                $156,119,195
                                                                                                 ============

           See portfolio footnotes and notes to financial statements.

                                                                       19 - GSVA

Portfolio of Investments -- December 31, 1999
High Yield Variable Account

Bonds -- 89.8%


                                                                    Principal Amount
Issuer                                                                (000 Omitted)               Value
U.S. Bonds -- 76.8%
Aerospace -- 4.4%
Airplane Pass-Through Trust,
 10.875s, 2019+ ........................................................ $  750                $    649,211
Argo Tech Corp., 8.625s, 2007 ..........................................  1,175                   1,045,750
BE Aerospace, Inc., 8s, 2008 ...........................................     75                      64,688
K & F Industries, Inc., 9.25s, 2007 ....................................  1,400                   1,344,000
L-3 Communications Corp.,
 10.375s, 2007 .........................................................    500                     516,875
L-3 Communications Corp.,
 8.5s, 2008 ............................................................    210                     197,663
MOOG, Inc., 10s, 2006 ..................................................  1,420                   1,441,300
Stellex Industries, Inc., 9.5s, 2007 ...................................     75                      53,906
United Defense Industries, Inc.,
 8.75s, 2007 ...........................................................    330                     314,325
                                                                                               ------------
                                                                                               $  5,627,718
                                                                                               ------------
Building Materials -- 2.7%
AAF-McQuay, Inc., 8.875s, 2003 ......................................... $  150                $    127,125
Formica Corp., 10.875s, 2009 ...........................................    500                     460,000
MMI Products, Inc., 11.25s, 2007 .......................................    375                     386,250
Nortek, Inc., 9.25s, 2007 ..............................................  1,300                   1,270,750
UDC Homes, Inc., 14.5s, 2000 ...........................................      3                       1,465
Williams Scotsman, Inc.,
 9.875s, 2007 ..........................................................  1,250                   1,209,375
                                                                                               ------------
                                                                                               $  3,454,965
                                                                                               ------------
Business Services -- 1.1%
Anacomp, Inc., 10.875s, 2004 ........................................... $  500                $    497,500
Iron Mountain, Inc., 10.125s, 2006 .....................................    450                     459,000
Pierce Leahy Corp., 11.125s, 2006 ......................................    423                     451,553
                                                                                               ------------
                                                                                               $  1,408,053
                                                                                               ------------
Chemicals -- 2.1%
Huntsman ICI Chemicals, Inc.,
 10.125s, 2009## ....................................................... $  700                $    721,000
Lyondell Chemical Co., 9.625s, 2007 ....................................    550                     562,375
Lyondell Chemical Co., 9.875s, 2007 ....................................    500                     512,500
Sterling Chemicals, Inc.,
 12.375s, 2006 .........................................................    375                     386,250
Sterling Chemicals, Inc., 11.25s, 2007..................................    575                     414,000
Sterling Chemicals, Inc., 0s to 2001,
 13.5 to 2008 ..........................................................    300                      78,000
                                                                                               ------------
                                                                                               $  2,674,125
                                                                                               ------------


                                                                    Principal Amount
Issuer                                                                (000 Omitted)               Value
Consumer Goods and Services -- 4.6%
American Safety Razor Co.,
 9.875s, 2005 .......................................................... $1,000                $    980,000
General Binding Corp., 9.375s, 2008 ....................................    860                     384,850
Kindercare Learning Centers, Inc.,
 9.5s, 2009 ............................................................    700                     673,750
Polymer Group, Inc., 8.75s, 2008 .......................................    750                     725,625
Remington Products Co. LLC,
 11s, 2006 .............................................................    350                     269,500
Revlon Consumer Products Corp.,
 8.125s, 2006 ..........................................................  1,100                     797,500
Samsonite Corp., 10.75s, 2008 ..........................................  1,030                     870,350
Sealy Mattress Co., 9.875s, 2007 .......................................    165                     165,412
Simmons Co., 10.25s, 2009 ..............................................    455                     430,544
Synthetic Industries, Inc., 13s, 2000 ..................................    725                     714,125
                                                                                               ------------
                                                                                               $  6,011,656
                                                                                               ------------
Container, Forest and Paper
 Products -- 7.4%
Applied Extrusion Technologies, Inc.,
 11.5s, 2002 ........................................................... $  325                $    329,875
Atlantis Plastics, Inc., 11s, 2003 .....................................    300                     303,000
Ball Corp., 8.25s, 2008 ................................................     50                      48,375
Buckeye Cellulose Corp., 9.25s, 2008 ...................................  1,000                   1,010,000
Buckeye Technologies, Inc., 8s, 2010 ...................................    175                     162,313
Gaylord Container Corp., 9.75s, 2007 ...................................  1,420                   1,334,800
Gaylord Container Corp., 9.875s, 2008...................................    715                     614,900
Graham Packaging/GPC Capital Co.,
 8.75s, 2008 ...........................................................    200                     192,000
Riverwood International Corp.,
 10.25s, 2006 ..........................................................    995                   1,009,925
Riverwood International Corp.,
 10.875s, 2008 .........................................................    550                     539,000
Silgan Holdings, Inc., 9s, 2009 ........................................    800                     768,000
Speciality Paperboard, Inc.,
 9.375s, 2006 ..........................................................  1,400                   1,414,000
U.S. Can Corp., 10.125s, 2006 ..........................................    950                     971,375
U.S. Timberlands, 9.625s, 2007 .........................................    985                     913,587
                                                                                               ------------
                                                                                               $  9,611,150
                                                                                               ------------
Corporate Asset Backed -- 0.7%
Merrill Lynch Mortgage Investors, Inc.,
 8.426s, 2022+ ......................................................... $1,000                $    935,625
                                                                                               ------------

20 - HYVA

                                                                      Principal Amount
Issuer                                                                  (000 Omitted)               Value
Energy -- 3.4%
Cheasapeake Energy Corp., 9.625s,
 2005..................................................................... $1,230                $  1,168,500
Clark Refining & Marketing, Inc.,
 8.625s, 2008 ............................................................    450                     295,875
Continental Resources, Inc.,
 10.25s, 2008 ............................................................    925                     814,000
Forest Oil Corp., 10.5s, 2006 ............................................    625                     631,250
Ocean Energy, Inc., 8.875s, 2007 .........................................    350                     347,375
P&L Coal Holdings Corp.,
 8.875s, 2008 ............................................................    350                     342,125
P&L Coal Holdings Corp.,
 9.625s, 2008 ............................................................    855                     831,487
                                                                                                 ------------
                                                                                                 $  4,430,612
                                                                                                 ------------
Entertainment -- 0.3%
AMC Entertainment, Inc., 9.5s, 2009 ...................................... $  425                $    375,063
                                                                                                 ------------
Financial Institutions -- 0.9%
Willis Corroon Corp., 9s, 2009 ........................................... $1,400                $  1,165,500
                                                                                                 ------------
Gaming and Hotels -- 6.8%
Aztar Corp., 8.875s, 2007 ................................................ $  925                $    888,000
Boyd Gaming Corp., 9.5s, 2007 ............................................    885                     876,150
Coast Hotels & Casinos, Inc.,
 9.5s, 2009 ..............................................................  1,470                   1,411,200
Eldorado Resorts LLC, 10.5s, 2006 ........................................  1,800                   1,836,000
Hollywood Park, Inc., 9.25s, 2007 ........................................    600                     594,000
Isle of Capri Casinos, Inc.,
 8.75s, 2009 .............................................................    550                     510,125
Park Place Entertainment Corp.,
 7.875s, 2005 ............................................................    850                     811,750
Prime Hospitality Corp., 9.75s, 2007 .....................................    385                     372,487
Santa Fe Hotel, Inc., 11s, 2000 ..........................................  1,065                   1,043,700
Station Casinos, Inc., 8.875s, 2008 ......................................    475                     456,000
                                                                                                 ------------
                                                                                                 $  8,799,412
                                                                                                 ------------
Industrial -- 7.5%
Allied Waste North America, Inc.,
 10s, 2009## ............................................................. $  200                $    178,500
Blount, Inc., 13s, 2009## ................................................    400                     422,000
Columbus Mckinnon Corp.,
 8.5s, 2008 ..............................................................    515                     457,062
Day International Group, Inc.,
 11.125s, 2005 ...........................................................    950                     973,750


                                                                      Principal Amount
Issuer                                                                  (000 Omitted)               Value
Industrial -- continued
Dura Operating Corp., 9s, 2009 ........................................... $  500                $    470,000
Envirosource, Inc., 9.75s, 2003 ..........................................    345                     223,388
Fairfield Manufacturing, Inc.,
 9.625s, 2008 ............................................................    450                     425,250
Hayes Wheels International, Inc.,
 9.125s, 2007 ............................................................    825                     798,187
Haynes International, Inc.,
 11.625s, 2004 ...........................................................    750                     622,500
IMO Industries, Inc., 11.75s, 2006 .......................................    920                     982,100
International Knife & Saw, Inc.,
 11.375s, 2006 ...........................................................    300                     229,875
Johnstown America Industries,
 11.75s, 2005 ............................................................    575                     583,625
Newcor, Inc., 9.875s, 2008 ...............................................  1,100                     572,000
Numatics, Inc., 9.625s, 2008 .............................................    170                     127,075
Oxford Automotive, Inc.,
 10.125s, 2007 ...........................................................    525                     485,625
Simonds Industries, Inc.,
 10.25s, 2008 ............................................................    800                     640,000
Talon Automotive Group, Inc.,
 9.625s, 2008 ............................................................     50                      31,125
Thermadyne Holdings Corp., 0s to
 2003, 12.5s to 2008 .....................................................  1,650                     754,875
Thermadyne Manufacturing/Capital
 Corp., 9.875s, 2008 .....................................................    800                     687,000
                                                                                                 ------------
                                                                                                 $  9,663,937
                                                                                                 ------------
Media -- 10.6%
Acme Television LLC, 0s to 2000,
 10.875s to 2004 ......................................................... $  500                $    450,625
Adelphia Communications Corp.,
 8.375s, 2008 ............................................................  1,275                   1,185,750
Adelphia Communications Corp.,
 9.375s, 2009 ............................................................    225                     221,062
Avalon Cable Michigan, Inc.,
 9.375s, 2008 ............................................................    100                     101,000
Bresnan Communications Group, 0s to
 2004, 9.25s to 2009 .....................................................    350                     241,500
Bresnan Communications Group,
 8s, 2009 ................................................................  1,050                   1,048,688
Chancellor Media Corp., 8s, 2008 .........................................     25                      25,000

                                                                       21 - HYVA

                                                                       Principal Amount
Issuer                                                                   (000 Omitted)               Value
Media -- continued
Charter Communications Holdings, 0s
 to 2004, 9.92s to 2011 ..................................................  $  400                $    245,000
Classic Cable, Inc., 9.875s, 2008 ........................................     275                     272,250
Classic Communications, Inc., 0s to
 2003, 13.25s to 2009 ....................................................     450                     303,750
Cumulus Media, Inc., 10.375s, 2008 .......................................     675                     705,375
FrontierVision Holding LP, 0s to 2001,
 11.875s to 2007 .........................................................     500                     445,000
Frontiervision Operating Partnership
 LP, 11s, 2006 ...........................................................     375                     397,500
Golden Books Publishing, Inc.,
 7.65s, 2002** ...........................................................     750                     322,500
Granite Broadcasting Corp.,
 10.375s, 2005 ...........................................................     450                     457,875
Granite Broadcasting Corp.,
 8.875s, 2008 ............................................................     435                     415,425
Hollinger International Publishing, Inc.,
 9.25s, 2007 .............................................................     895                     881,575
Insight Midwest, 9.75s, 2009## ...........................................     250                     256,250
Liberty Group Operating, Inc.,
 9.375s, 2008 ............................................................     755                     656,850
LIN Holdings Corp., 0s to 2003,
 10s to 2008 .............................................................     850                     569,500
Marvel Holdings, Inc., 0s, 1998**++ ......................................   1,165                           0
NTL Communications Corp.,
 0s to 2003, 12.375s to 2008 .............................................   1,925                   1,347,500
NTL Communications Corp.,
 Os to 2004, 9.75s to 2009+ ............................................. GBP  700                      644,066
Telemundo Holdings, Inc., 0s to 2003,
 11.5s to 2008 ...........................................................  $1,125                     669,375
United International Holdings, Inc., 0s
 to 2003, 10.75s to 2008 .................................................   2,350                   1,486,375
World Color Press, Inc., 7.75s, 2009 .....................................     325                     304,944
                                                                                                  ------------
                                                                                                  $ 13,654,735
                                                                                                  ------------
Medical and Health Technology
 and Services -- 1.2%
Alaris Medical, Inc., 0s to 2003,
 11.125s to 2008 .........................................................  $  850                $    348,500
Prime Medical Services, Inc.,
 8.75s, 2008 .............................................................   1,300                   1,170,000
                                                                                                  ------------
                                                                                                  $  1,518,500
                                                                                                  ------------


                                                                        Principal Amount
Issuer                                                                    (000 Omitted)             Value
Metals and Mining -- 3.4%
Alaska Steel Corp., 7.875s, 2009 ......................................... $  200                $    188,500
Algoma Steel, Inc., 12.375s, 2005 ........................................    720                     675,000
Commonwealth Aluminum Corp.,
 10.75s, 2006 ............................................................    650                     651,625
Doe Run Resources Corp.,
 11.25s, 2005 ............................................................    350                     325,500
Jorgensen (Earle M.) Co., 9.5s, 2005 .....................................    650                     622,375
Kaiser Aluminum & Chemical Corp.,
 9.875s, 2002 ............................................................    700                     693,000
Kaiser Aluminum & Chemical Corp.,
 12.75s, 2003 ............................................................    175                     175,000
Metal Management, Inc., 10s, 2008 ........................................    700                     535,500
WCI Steel, Inc., 10s, 2004 ...............................................    550                     565,125
                                                                                                 ------------
                                                                                                 $  4,431,625
                                                                                                 ------------
Retail -- 2.2%
Finlay Enterprises, Inc., 9s, 2008 ....................................... $  250                $    227,500
Finlay Fine Jewelry Corp.,
 8.375s, 2008 ............................................................    850                     786,250
J. Crew Group, Inc., 0s to 2002,
 13.125s to 2008 .........................................................    135                      67,500
J. Crew Operating Corp.,
 10.375s, 2007 ...........................................................  1,080                     918,000
Musicland Group, Inc., 9s, 2003 ..........................................    300                     289,500
Musicland Group, Inc., 9.875s, 2008 ......................................    550                     497,750
                                                                                                 ------------
                                                                                                 $  2,786,500
                                                                                                 ------------
Supermarkets -- 0.1%
Jitney-Jungle Stores of America, Inc.,
 12s, 2006** ............................................................. $  630                $    132,300
Pathmark Stores, Inc., 10.75s, 2003 ......................................    150                      15,000
Penn Traffic Co., 11s, 2009 ..............................................     --                           4
                                                                                                 ------------
                                                                                                 $    147,304
                                                                                                 ------------
Telecommunications -- 16.8%
Allegiance Telecommunications, Inc.,
 0s to 2003, 11.75s to 2008 .............................................. $  800                $    571,000
Allegiance Telecommunications, Inc.,
 12.875s, 2008 ...........................................................    575                     649,750
American Celluar Corp., 10.5s, 2008 ......................................    700                     775,250
AMSC Acquisition Co., Inc.,
 12.25s, 2008 ............................................................    600                     472,500

22 - HYVA

                                                                      Principal Amount
Issuer                                                                  (000 Omitted)             Value
Telecommunications -- continued
Centennial Cellular Operating Co.,
 10.75s, 2008 .......................................................... $  815                $    876,125
Crown Castle International Corp.,
 9s, 2011 ..............................................................    300                     295,500
Exodus Communications, Inc.,
 11.25s, 2008 ..........................................................    650                     674,375
Exodus Communications, Inc.,
 10.75s, 2009## ........................................................    500                     508,750
Global Crossings Holdings Ltd.,
 9.625s, 2008 ..........................................................  1,250                   1,246,875
Hyperion Telecommunication, Inc.,
 12s, 2007 .............................................................    100                     105,500
ICG Holdings, Inc., 0s to 2001,
 12.5s to 2006 .........................................................    900                     679,500
ITC Deltacom, Inc., 9.75s, 2008 ........................................  1,020                   1,030,200
McCaw International Ltd., 0s to 2002,
 13s to 2007 ...........................................................    200                     138,000
Metromedia Fiber Network, Inc.,
 10s, 2008 .............................................................    825                     843,563
MJD Communications, Inc.,
 9.5s, 2008 ............................................................    625                     575,781
Nextel Communications, Inc., 0s to
 2002, 9.75s to 2007 ...................................................    235                     167,438
Nextel Communications, Inc., 0s to
 2003, 9.95s to 2008 ...................................................  2,075                   1,457,687
Nextel International, Inc., 0s to 2003,
 12.125 to 2008 ........................................................    775                     457,250
Nextlink Communications, Inc.,
 10.75s, 2009 ..........................................................  2,350                   2,420,500
Nextlink Communications, Inc., 0s to
 2004, 12.25s to 2009 ..................................................    275                     169,125
Northeast Optic Network,
 12.75s, 2008 ..........................................................    550                     588,500
Pagemart Wireless, Inc., 0s to 2003,
 11.25s to 2008 ........................................................    500                     175,000
PSINET, Inc., 10.5s, 2006## ............................................    500                     505,000
PSINET, Inc., 11.5s, 2008 ..............................................    450                     472,500
PSINET, Inc., 11s, 2009 ................................................    850                     875,500
Rural Cellular Corp., 9.625s, 2008 .....................................    450                     462,375
Spectrasite Holdings, Inc., 0s to 2003,
 12s to 2008 ...........................................................  2,410                   1,324,037

                                                                     Principal Amount
Issuer                                                                 (000 Omitted)              Value
Telecommunications -- continued
Time Warner Telecommunications LLC,
 9.75s, 2008 ........................................................... $  850                $    871,250
Triton PCS, Inc., 0s to 2003,
 11s to 2008 ...........................................................    250                     176,875
U.S. Unwired, Inc., 0s to 2004,
 13.375s to 2009## .....................................................    300                     175,500
Verio, Inc., 10.625s, 2009## ...........................................    200                     205,000
Viatel, Inc., 11.25s, 2008 .............................................    600                     597,000
Viatel, Inc., 0s to 2003, 12.5s to 2008.................................    275                     171,875
Voicestream Wire, 10.375s, 2009## ......................................    245                     252,350
Western Wireless Corp., 10.5s, 2007 ....................................    750                     800,625
                                                                                               ------------
                                                                                               $ 21,768,056
                                                                                               ------------
Utilities -- Electric -- 0.6%
Esi Tractebel Acquisition Corp.,
 7.99s, 2011 ........................................................... $  350                $    315,000
International Utility Structures,
 10.75s, 2008 ..........................................................    625                     520,313
                                                                                               ------------
                                                                                               $    835,313
                                                                                               ------------
 Total U.S. Bonds .............................................................                $ 99,299,849
                                                                                               ------------
Foreign Bonds -- 13.0%
Bermuda -- 0.4%
Globenet Communications Group, 13s,
 2007 (Telecommunications)## ........................................... $  560                $    570,500
                                                                                               ------------
Canada -- 1.4%
PCI Chemicals Canada, Inc., 9.25s,
 2007 (Chemicals) ...................................................... $1,090                $    836,575
Telesystem International Wireless, Inc.,
 0s to 2002, 13.25s to 2007,
 (Telecommunications) ..................................................  1,025                     623,969
Worldwide Fiber, Inc., 12s, 2009
 (Telecommunications)## ................................................    350                     361,375
                                                                                               ------------
                                                                                               $  1,821,919
                                                                                               ------------
Greece -- 0.2%
Fage Dairy Industries S.A., 9s,
 2007(Food & Beverage Products) ........................................ $  260                $    234,000
                                                                                               ------------

                                                                       23 - HYVA

                                           Principal Amount
Issuer                                       (000 Omitted)                Value
Ireland -- 1.0%
Esat Holdings Ltd., 0s to 2002, 12.5s
 to 2007 (Telecommunications) .............. $    550                 $    456,500
Esat Telecom Group PLC, 11.875s,
 2008 (Telecommunications) .................      825                      917,812
                                                                      ------------
                                                                      $  1,374,312
                                                                      ------------
Luxembourg -- 0.7%
Millicom International Cellular
 Communications Corp., 0s to 2001,
 13.5s to 2006 (Telecommunications)......... $    420                 $    346,500
PTC International Finance II SA, 11.25s,
 2009 (Telecommunications)## ...............      500                      515,000
                                                                      ------------
                                                                      $    861,500
                                                                      ------------
Mexico -- 0.4%
Satelites Mexicanos S.A. de CV,
 10.125s, 2004 (Telecommunications)......... $    700                 $    476,000
                                                                      ------------
Netherlands -- 2.2%
Completel Europe NV, 0s to 2004,14s
 to 2009 (Telecommunications) .............. $  1,200                 $    684,000
Hermes Europe Railtel BV, 10.375s,
 2009 (Telecommunications) .................      950                      940,500
Tele1 Europe B.V., 13s, 2009
 (Telecommunications) ......................      700                      735,000
United Pan Europe, 10.875s, 2009
 (Media)## .................................      500                      511,250
                                                                      ------------
                                                                      $  2,870,750
                                                                      ------------
Norway -- 0.1%
Ocean Rig Norway As, 10.25s, 2008
 (Energy) .................................. $    100                 $     83,000
                                                                      ------------
Thailand -- 0.3%
Jasmine Submarine Telecom Ltd.,
 8.483s, 2011 (Industrial)## ............... $    492                 $    389,256
                                                                      ------------
Turkey -- 0.3%
Cellco Finance N.V. Turkcell, 12.75s,
 2005 (Industrial) ......................... $    400                 $    412,000
                                                                      ------------
United Kingdom -- 6.0%
Colt Telecommunications Group PLC,
 0s to 2001,12s to 2006
 (Telecommunications) ...................... $  2,050                 $  1,804,000


                                           Principal Amount
Issuer                                       (000 Omitted)                Value
United Kingdom -- continued
Dialog Corp. PLC, 11s, 2007
 (Telecommunications) ...................... $    650                 $    338,000
Dolphin Telecom PLC, 0s to 2004, 14s
 to 2009 (Telecommunications) ..............      530                      242,475
Dolphin Telecom PLC, 0s to 2003, 11.50
 to 2008 (Telecommunications) ..............    1,500                      740,625
Energis PLC, 9.75s, 2009
 (Telecommunications) ......................      450                      466,875
Esprit Telecom Group PLC, 11.5s,
 2007 (Telecommunications)## ...............      300                      300,750
Jazztel PLC, 13.25s, 2009
 (Telecommunications)## .................... EUR  475                      485,548
Jazztel PLC, 14s, 2009
 (Telecommunications) ...................... $    750                      772,500
Ono Finance PLC, 13s, 2009 (Media) .........    1,225                    1,261,750
Telewest Communications PLC, 0s to
 2004, 9.875s to 2009 (Media)## ............      400                      260,000
Telewest Communications PLC,
 11.25s, 2008 (Media) ......................      250                      271,875
Telewest PLC, 9.625s, 2006 (Media) .........      825                      839,438
                                                                      ------------
                                                                      $  7,783,836
                                                                      ------------
 Total Foreign Bonds ................................                 $ 16,877,073
                                                                      ------------
 Total Bonds (Identified Cost, $124,359,843).........                 $116,176,922
                                                                      ------------
                                              Shares
U.S. Stocks -- 0.4%
Business Services
Envirosource, Inc.*+ .......................      238                 $        183
                                                                      ------------
Consumer Goods and
 Services -- 0.1%
Ranger Industries, Inc.* ...................  123,210                 $    123,210
                                                                      ------------
Media -- 0.1%
Ono Finance PLC* ...........................    1,225                 $    110,250
                                                                      ------------
Real Estate
Atlantic Gulf Communities Corp.*+ ..........      150                 $          7
                                                                      ------------
Telecommunications -- 0.2%
Classic Communications, Inc.*##++ ..........    1,350                 $     13,500
Completel Holdings LLC*## ..................   12,000                       12,000
Viatel Inc.* ...............................    4,265                      228,711
                                                                      ------------
                                                                      $    254,211
                                                                      ------------
 Total Stocks (Identified Cost, $3,053,877)..........                 $    487,861
                                                                      ------------

24 - HYVA

Preferred Stocks -- 3.0%


Issuer                                                                           Shares             Value
Consumer Goods and Services
Renaissance Cosmetics, Inc. 14s* .......................................            974          $          0
                                                                                                 ------------
Energy -- 0.1%
Clark USA, Inc.,11.5s# .................................................            623          $    168,210
                                                                                                 ------------
Media -- 2.1%
CSC Holdings, Inc., 11.125s*# ..........................................         15,195          $  1,648,657
Primedia, Inc., 8.625s .................................................         11,500             1,058,000
                                                                                                 ------------
                                                                                                 $  2,706,657
                                                                                                 ------------
Telecommunications -- 0.8%
Crown Castle International
 Corp.,12.75s* .........................................................            338          $    349,830
Global Crossings Holdings Ltd.,10.5s#...................................          1,700               170,850
Nextel Communications, Inc., 13s* ......................................             74                79,920
Rural Cellular Corp.,11.375s# ..........................................            421               431,525
                                                                                                 ------------
                                                                                                 $  1,032,125
                                                                                                 ------------
 Total Preferred Stocks (Identified Cost, $4,266,557)                                            $  3,906,992
                                                                                                 ------------
Warrants -- 2.8%
Allegiance Telecommunications, Inc.
 (Telecommunications)* .................................................          1,150          $     10,350
American Mobile Satellite Corp.
 (Telecommunications)*## ...............................................            600                24,000
Colt Telecommunications Group PLC
 (Telecommunications)*## ...............................................          1,357             2,124,994
DTI Holdings, Inc.
 (Telecommunications)* .................................................          7,250                    73
Esat Holdings Ltd.
 (Telecommunications)*## ...............................................            550                38,500
ICO, Inc. (Energy)* ....................................................        375,000               228,750
Jazztel PLC (Telecommunications)*##.....................................          3,750               657,086
Knology, Inc. (Telecommunications)* ....................................            500                 1,004
Loral Orion Network Systems, Inc.
 (Telecommunications)* .................................................          1,000                 8,000
Loral Orion Network Systems, Inc.
 (Telecommunications)* .................................................          1,100                19,800
McCaw International Ltd.
 (Telecommunications)*## ...............................................            700                 5,600
Metronet Communications Corp.
 (Media)*## ............................................................            600                54,000
Renaissance Cosmetics, Inc.
 (Consumer Goods and Services)* ........................................            788                     0


Issuer                                                                           Shares             Value
Versatel Telecom B.V.
 (Telecommunications)* .................................................          1,100          $    440,000
                                                                                                 ------------
 Total Warrants (Identified Cost, $869,967)............................................          $  3,612,157
                                                                                                 ------------
Convertible Bond


                                                                          Principal Amount
                                                                           (000 Omitted)
Medical and Health Technology
 and Services
Total Renal Care Holdings, Inc., 7s,
 2009## (Identified Cost $66,302).......................................         $  100          $     62,500
                                                                                                 ------------
Bond Units -- 1.7%
Foreign Bonds Units -- 1.3%
Canada -- 0.4%
Russel Metals, Inc., 10s, 2009 (Metals
 and Mining) ...........................................................         $  450          $    447,750
                                                                                                 ------------
Netherlands -- 0.9%
Versatel Telecom B.V., 13.25s, 2008
 (Telecommunications) ..................................................         $1,100          $  1,171,500
                                                                                                 ------------
 Total Foreign Bonds Units ............................................................          $  1,619,250
                                                                                                 ------------
U.S. Bond Unit
Telecommunications -- 0.4%
DTI Holdings, Inc., 0s to 2003, 12.5s
 to 2008 ...............................................................         $1,450          $    522,000
                                                                                                 ------------
 Total Bond Units (Identified Cost, $2,524,145)........................................          $  2,141,250
                                                                                                 ------------
Short-Term Obligation -- 0.4%
Federal Home Loan Bank, due 1/03/00,
 at Amortized Cost .....................................................         $  550          $    549,959
                                                                                                 ------------
 Total Investments (Identified Cost, $135,690,650).....................................          $126,937,641
Other Assets, Less Liabilities -- 1.9% ................................................             2,421,772
                                                                                                 ------------
 Net Assets -- 100.0% .................................................................          $129,359,413
                                                                                                 ============
                         See portfolio footnotes and notes to financial statements.



                                                                       25 - HYVA

Portfolio of Investments -- December 31, 1999
Managed Sectors Variable Account

Stocks -- 100.1%


Issuer                                                                           Shares             Value
Energy -- 1.0%
Calpine Corp.* .........................................................         28,700          $  1,836,800
Noble Drilling Corp.* ..................................................         12,900               422,475
                                                                                                 ------------
                                                                                                 $  2,259,275
                                                                                                 ------------
Financial Institutions -- 2.6%
American Express Co. ...................................................          9,300          $  1,546,125
Daiwa Securities Group, Inc. (Japan) ...................................         41,000               641,603
Goldman Sachs Group, Inc. ..............................................          2,500               235,469
Lehman Brothers Holdings, Inc. .........................................         13,100             1,109,406
Morgan Stanley Dean Witter & Co. .......................................         17,000             2,426,750
                                                                                                 ------------
                                                                                                 $  5,959,353
                                                                                                 ------------
Leisure -- 55.8%
Acme Communications, Inc.* .............................................            200          $      6,650
AdForce, Inc.* .........................................................         13,800               984,975
AGENCY.COM, Inc.* ......................................................            100                 5,100
AirGate PCS, Inc.* .....................................................            375                19,781
Amdocs Ltd.* ...........................................................            371                12,800
America Online, Inc.* ..................................................          2,600               196,138
American Tower Corp., "A"* .............................................            300                 9,169
Ancor Communications, Inc.* ............................................          7,225               490,397
AT&T Corp.* ............................................................         35,600             2,020,300
BCE, Inc. (Canada) .....................................................          3,900               351,731
BroadWing, Inc.* .......................................................          4,300               158,563
Bouygues S.A. (France) .................................................          6,950             4,416,587
CBS Corp.* .............................................................         20,000             1,278,750
China Telecom Hong Kong Ltd., ADR
 (Hong Kong)* ..........................................................          4,600               591,387
China Telecom Ltd. (Hong Kong) .........................................        238,000             1,485,012
CIENA Corp.* ...........................................................         13,700               787,750
Cisco Systems, Inc.* ...................................................          1,200               128,550
Classic Communications, Inc.* ..........................................            370                13,528
Clear Channel Communications, Inc.*.....................................          2,405               214,646
COLT Telecom Group PLC, (United
 Kingdom)* .............................................................         12,400               639,714
Comcast Corp., "A" .....................................................         15,400               778,662
Corning, Inc. ..........................................................          7,100               915,456
Cox Communications, Inc.* ..............................................          1,100                56,650
Crown Castle International Corp.* ......................................          6,500               208,812
DDI Corp. (Japan) ......................................................            193             2,644,353
Deutsche Telekom AG, ADR
 (Germany) .............................................................          7,700               546,700
Digital Lightwave, Inc.* ...............................................          5,500               352,000
Digital Microwave Corp.* ...............................................         18,700               438,281


Issuer                                                                           Shares             Value
Leisure -- continued
DoubleClick, Inc.* .....................................................            100          $     25,306
EchoStar Communications Corp.* .........................................          9,500               926,250
Emmis Broadcasting Corp., "A"* .........................................          4,100               511,027
Entercom Communications Corp.* .........................................          2,300               151,800
Ericsson LM, ADR (Sweden) ..............................................         31,100             2,042,881
Euro909.com A/S, ADR (Denmark)* ........................................          8,500               233,750
Gilat Satellite Networks Ltd.* .........................................          6,400               760,000
Global Crossing Ltd. (Bermuda)* ........................................          4,300               215,000
Global TeleSystems Group, Inc.* ........................................         31,800             1,101,075
Grupo Television S.A. de C.V., GDR
 (Mexico)* .............................................................         31,700             2,163,525
Hikari Tsushin, Inc. (Japan) ...........................................          1,000             2,006,263
iBasis, Inc.* ..........................................................             70                 2,013
InterDigital Communications Corp.* .....................................         11,600               870,000
JDS Uniphase Corp.* ....................................................         44,100             7,113,881
Keyence Corp. (Japan) ..................................................            300               121,844
KPN N.V. (Netherlands)* ................................................         13,600             1,327,197
Korea Thrunet Co. Ltd., "A"
 (S. Korea)* ...........................................................          1,130                76,699
Leap Wireless International, Inc.* .....................................          8,700               682,950
Level 3 Communications, Inc.* ..........................................          2,400               196,500
Lucent Technologies, Inc. ..............................................            200                14,963
Macromedia, Inc.* ......................................................          4,800               351,000
MCI WorldCom, Inc.* ....................................................            300                15,919
MDSI Mobile Data Solutions, Inc.
 (Canada)* .............................................................          4,300               110,725
Metricom, Inc.* ........................................................          9,400               739,075
Metromedia Fiber Network, Inc., "A"*....................................         29,510             1,414,636
Millicom International Cellular S.A.
 (Luxembourg)* .........................................................          3,200               199,600
MobilCom AG (Germany) ..................................................         11,200               958,759
Modem Media.Poppe Tyson Inc.* ..........................................          2,900               204,088
Motorola, Inc. .........................................................         16,900             2,488,525
NEXTEL Communications, Inc.* ...........................................         26,100             2,691,562
Nippon Telephone & Telegraph Co. (Japan) ...............................             76             1,301,625
Nokia Corp., ADR (Finland) .............................................         22,000             4,180,000
Nortel Networks Corp. ..................................................         56,800             5,736,800
NTL, Inc.* .............................................................          8,000               998,000
NTT Mobile Communications Network,
 Inc. (Japan) ..........................................................            125             4,807,692
Olivetti S.p.A. (Italy) ................................................        340,800               986,757
Omnicom Group, Inc. ....................................................          3,000               300,000

26 - MSVA

Issuer                                                                           Shares             Value
Leisure -- continued
Omnipoint Corp.* .......................................................         34,700          $  4,185,687
Open Market, Inc.* .....................................................          6,100               275,262
Partner Communications Co. Ltd., ADR
 (Israel)* .............................................................         27,350               707,681
Powertel, Inc.* ........................................................         22,500             2,258,437
Price Communications Corp. .............................................         14,410               400,778
Primus Telecomm Group, Inc.* ...........................................         13,700               524,025
QUALCOMM, Inc.* ........................................................        133,600            23,530,300
Qwest Communications
 International, Inc.* ..................................................         15,700               675,100
Radio One, Inc.* .......................................................            800                73,600
Radio Unica Communications Co.* ........................................            325                 9,384
Rohm Co. (Japan) .......................................................          1,100               452,143
Sonera Oyj (Finland) ...................................................         67,300             4,612,282
Spanish Broadcasting Systems, Inc.* ....................................          3,450               138,863
Sprint Corp. (PCS Group)* ..............................................         32,100             3,290,250
Telecom Italia Mobile S.p.A. (Italy) ...................................        241,400             2,696,134
Telecom Italia S.p.A. (Italy) ..........................................         87,300             1,230,878
TeleCorp PCS, Inc.* ....................................................            330                12,540
Telefonica Publicidad e Informacion
 S.A. (Spain)* .........................................................          2,100                90,941
Telefonos de Mexico S.A., ADR
 (Mexico) ..............................................................         21,400             2,407,500
Telephone & Data Systems, Inc. .........................................         13,900             1,751,400
Tickets.com, Inc.* .....................................................            400                 5,725
Time Warner, Inc. ......................................................            250                18,109
Tritel, Inc.* ..........................................................            250                 7,922
U.S. Cellular Corp.* ...................................................         10,900             1,100,219
United Pan -- Europe Communications
 N.V. (Netherlands)* ...................................................          7,700               984,843
UnitedGlobalCom, Inc.* .................................................         15,400             1,087,625
ViaSat, Inc.* ..........................................................          4,100               204,488
Viatel, Inc.* ..........................................................          3,100               166,238
Voicestream Wireless Corp.* ............................................         32,400             4,610,925
WebLink Wireless, Inc.* ................................................         13,600               210,800
Western Wireless Corp.* ................................................         25,700             1,715,475
Wireless Facilities, Inc.* .............................................            130                 5,671
XM Satellite Radio Holdings, Inc., "A"* ................................          6,600               251,625
                                                                                                 ------------
                                                                                                 $127,472,979
                                                                                                 ------------


Issuer                                                                           Shares          Value
Medical and Health Technology
 and Services -- 5.9%
Chiron Corp.* ..........................................................         14,800          $    627,150
Cyberonics, Inc.* ......................................................         10,700               170,531
Enzo Biochem Inc.* .....................................................          5,200               234,325
Gene Logic, Inc.* ......................................................          4,300               113,950
Genentech, Inc.* .......................................................         13,600             1,829,200
Human Genome Sciences, Inc.* ...........................................          1,500               228,938
IDEC Pharmaceuticals Corp.* ............................................         10,500             1,031,625
IDX Systems Corp.* .....................................................          3,300               103,125
Immunex Corp.* .........................................................         27,400             3,000,300
Immunomedics, Inc.* ....................................................         11,600               142,100
Medarex, Inc.* .........................................................          8,800               327,800
MedImmune, Inc.* .......................................................         19,100             3,168,212
Merrill Lynch Biotech HOLDRs Trust*.....................................          3,900               559,650
Neurocrine Biosciences, Inc.* ..........................................          7,800               193,050
Optical Coating Laboratory, Inc. .......................................            200                59,200
PE Corp. ...............................................................          5,500               661,719
Sepracor, Inc.* ........................................................          6,100               605,044
Teva Pharmaceutical Industries Ltd.,
 ADR (Israel) ..........................................................          4,800               344,100
                                                                                                 ------------
                                                                                                 $ 13,400,019
                                                                                                 ------------
Retail -- 2.0%
Fast Retailing Co.,Ltd. (Japan) ........................................          2,200          $    895,674
Fogdog, Inc.* ..........................................................            140                 1,330
Home Depot, Inc. .......................................................         21,150             1,450,097
QXL.com PLC (United Kingdom)* ..........................................          4,900               113,898
Wal-Mart Stores, Inc. ..................................................         32,500             2,246,562
                                                                                                 ------------
                                                                                                 $  4,707,561
                                                                                                 ------------
Technology -- 30.9%
Adobe Systems, Inc. ....................................................          3,200          $    215,200
Agile Software Corp.* ..................................................          1,100               238,958
Agilent Technologies, Inc.* ............................................          2,080               160,810
Airnet Commerce Corp.* .................................................            340                12,368
Akamai Technologies, Inc.* .............................................            275                90,097
Alteon Websystems, Inc.* ...............................................            150                13,163
Analog Devices, Inc.* ..................................................         12,000             1,116,000
Applied Materials, Inc.* ...............................................         15,700             1,988,994
ARM Holdings PLC
 (United Kingdom)* .....................................................         66,200             4,472,092

                                                                       27 - MSVA

Issuer                                                                           Shares             Value
Technology -- continued
ARM Holdings PLC, ADR
 (United Kingdom)* .....................................................         17,700          $  3,389,550
ASM International N.V. (Netherlands)*...................................         13,800               317,400
ASM Lithography Holding N.V.
 (Netherlands)* ........................................................          7,900               898,625
ATI Technologies, Inc. (Canada)* .......................................          7,400                97,125
Atmel Corp.* ...........................................................          4,200               124,162
BEA Systems, Inc.* .....................................................            600                41,963
BMC Software, Inc.* ....................................................          6,400               511,600
Breakaway Solutions, Inc.* .............................................            225                16,425
Brio Technology, Inc.* .................................................          4,000               168,000
Business Objects S.A., ADR (France)*....................................          4,500               601,312
CacheFlow, Inc.* .......................................................            240                31,365
Caliper Technologies Corp.* ............................................            130                 8,678
Cambridge Technology Partners, Inc.*....................................          8,000               210,000
Canon, Inc. (Japan) ....................................................         34,000             1,350,949
China Common Corp.* ....................................................            100                 7,863
CMGI, Inc.* ............................................................          1,000               276,875
Cobalt Networks, Inc.* .................................................            120                13,005
Complete Business Solutions, Inc.* .....................................         13,000               326,625
Computer Associates
 International, Inc. ...................................................          1,500               104,906
Computer Horizons Corp.* ...............................................         16,200               262,237
Computer Network Technology Corp.*......................................          1,800                41,288
Computer Sciences Corp.* ...............................................          9,800               927,325
Compuware Corp.* .......................................................          6,400               238,400
Conexant Systems, Inc.* ................................................         19,100             1,267,762
CSG Systems International, Inc.* .......................................          3,900               155,512
Data Return Corp.* .....................................................            350                18,725
Dataware Technologies, Inc.* ...........................................         11,000               189,750
Deltathree.com, Inc.* ..................................................            150                 3,863
Descartes Systems Group, Inc.
 (Canada)* .............................................................         24,900               535,350
Digimarc Corp.* ........................................................            800                40,000
Digital Impact, Inc.* ..................................................            190                 9,524
Digital Insight Corp.* .................................................            250                 9,094
Documentum, Inc.* ......................................................          4,600               275,425
DSP Group, Inc.* .......................................................          6,200               576,600
E Tek Dynamics, Inc.* ..................................................          1,300               175,012
eBenX, Inc.* ...........................................................             90                 4,073
Edwards (J.D.) & Co.* ..................................................            700                20,913
EMC Corp.* .............................................................          2,200               240,350


Issuer                                                                           Shares             Value
Technology -- continued
eSPEED, Inc.* ..........................................................            400          $     14,225
Expedia, Inc.* .........................................................            210                 7,350
F-Secure Oyj (Finland)* ................................................            200                 5,841
FileNET Corp.* .........................................................          3,700                94,350
Foundry Networks, Inc.* ................................................            200                60,337
FreeMarkets, Inc.* .....................................................             70                23,892
FutureLink Corp.* ......................................................          8,700               226,200
GRIC Communications, Inc.* .............................................             70                 1,776
Harbinger Corp.* .......................................................          9,900               314,944
Harris Interactive, Inc.* ..............................................            140                 1,829
I2 Technologies, Inc.* .................................................         11,200             2,184,000
iManage, Inc.* .........................................................             40                 1,285
Immersion Corp.* .......................................................            110                 4,221
Inktomi Corp.* .........................................................          4,600               408,250
Inso Corp.* ............................................................          5,300               170,925
Internap Network Services Corp.* .......................................            575                99,475
Internet Commerce Corp.* ...............................................          1,400                43,575
Interworld Corp.* ......................................................          4,400               375,650
ISG International Software Group Ltd.
 (Israel)* .............................................................          5,300                83,475
Jazztel PLC, ADR (United Kingdom)* .....................................          2,620               170,627
Keane, Inc.* ...........................................................         14,600               463,550
Keynote Systems, Inc.* .................................................            175                12,906
Kyocera Corp. (Japan) ..................................................         16,900             4,382,952
Lam Research Corp.* ....................................................          4,300               479,719
Lifeminders.com, Inc.* .................................................            130                 7,508
LightPath Technologies, Inc.* ..........................................         15,600               291,525
Lycos, Inc.* ...........................................................          2,100               167,081
M-Systems Flash Disk Pioneers Ltd.
 (Israel)* .............................................................         10,600               348,475
Mannesmann AG (Germany) ................................................         12,300             2,966,766
Manugistics Group, Inc.* ...............................................         21,600               697,950
MapInfo Corp.* .........................................................          3,800               139,650
Mastech Corp.* .........................................................          5,700               141,075
McAfee.com Corp.* ......................................................            380                17,100
Mediaplex, Inc.* .......................................................            160                10,040
MedicaLogic, Inc.* .....................................................            250                 5,250
Mercury Interactive Corp.* .............................................          2,100               226,669
Metasolv Software, Inc.* ...............................................            160                13,080
Microsoft Corp.* .......................................................          4,300               502,025
MicroStrategy, Inc.* ...................................................            600               126,000

28 - MSVA

Issuer                                                                          Shares              Value
Technology -- continued
Murata Manufacturing Co., Ltd.
 (Japan) ...............................................................          3,000          $    704,639
National Semiconductor Corp.* ..........................................          8,700               372,469
NetIQ Corp.* ...........................................................            200                10,413
Network Associates, Inc.* ..............................................          1,800                48,037
NITTO DENKO Corp. (Japan) ..............................................          8,000               400,078
Novellus Systems, Inc.* ................................................          2,000               245,062
OnDisplay, Inc.* .......................................................             50                 4,544
Optical Cable Corp.* ...................................................          2,100                42,000
Oracle Corp.* ..........................................................         85,400             9,570,137
PairGain Technologies, Inc.* ...........................................          4,300                61,006
Precision Response Corp.* ..............................................          7,800               189,150
Predictive Systems, Inc.* ..............................................             50                 3,275
QLogic Corp.* ..........................................................            100                15,988
Quintus Corp.* .........................................................            230                10,551
Real Networks, Inc.* ...................................................          1,300               156,406
RSA Security, Inc.* ....................................................          7,000               542,500
Sage, Inc.* ............................................................             90                 1,744
Sanmina Corp.* .........................................................            100                 9,988
SAP AG, ADR (Germany) ..................................................            400                20,750
SDL, Inc.* .............................................................            600               130,800
SERENA Software, Inc.* .................................................          2,500                77,344
Siebel Systems, Inc.* ..................................................          4,600               386,400
Smartdisk Corp.* .......................................................             75                 2,456
SOFTBANK CORP. (Japan) .................................................          2,200             2,105,696
SonicWall, Inc.* .......................................................            120                 4,830
Sony Corp. (Japan) .....................................................          1,900               563,417
Sony Corp., ADR (Japan) ................................................         11,300             3,217,675
STMicroelectronics N.V.
 (Netherlands)* ........................................................          2,700               408,881
Sun Microsystems, Inc.* ................................................         51,580             3,994,226
Sycamore Networks, Inc.* ...............................................            250                77,000
Symantec Corp.* ........................................................         14,500               850,062
Symbol Technologies, Inc. ..............................................         17,700             1,125,056
Tanning Technology Corp.* ..............................................            300                17,681
Teletech Holdings, Inc.* ...............................................         23,900               805,505
Teradyne, Inc.* ........................................................         10,700               706,200
Texas Instruments, Inc. ................................................          4,700               455,312
Thomson Multimedia (France)* ...........................................          1,250                67,350
Thus PLC, (United Kingdom)* ............................................         13,660                86,215
Trimble Navigation Ltd.* ...............................................          4,700               101,637
Unify Corp.* ...........................................................          6,000               164,250


Issuer                                                                           Shares             Value
Technology -- continued
Unisys Corp.* ..........................................................            600          $     19,163
USWeb Corp.* ...........................................................            300                13,331
VeriSign, Inc.* ........................................................         13,300             2,539,469
VERITAS Software Corp.* ................................................         21,900             3,134,437
Virata Corp.* ..........................................................            120                 3,585
Virginia Linux Systems, Inc.* ..........................................            190                39,259
Wavecom S.A., ADR (France)* ............................................            300                28,425
Webvan Group, Inc.* ....................................................            270                 4,455
Women.com Networks, Inc.* ..............................................            600                 8,550
Xilinx, Inc.* ..........................................................            400                18,188
                                                                                                 ------------
                                                                                                 $ 70,652,453
                                                                                                 ------------
Other -- 1.9%
Alcoa, Inc. ............................................................         10,100          $    838,300
Brightpoint, Inc.* .....................................................          8,400               110,250
Convergys Corp.* .......................................................          6,500               199,875
General Electric Co. ...................................................          2,800               433,300
Hutchison Whampoa Ltd.
 (Hong Kong) ...........................................................        146,000             2,122,475
PT Multimedia SGPS S.A. (Portugal)*.....................................            810                46,065
Toyota Motor Corp. (Japan) .............................................         14,000               678,215
Tyco International Ltd. ................................................            300                11,663
                                                                                                 ------------
                                                                                                 $  4,440,143
                                                                                                 ------------
 Total Stocks (Identified Cost, $140,537,125)..........................................          $228,891,783
                                                                                                 ------------
Short-Term Obligation -- 1.5%



                                                                          Principal Amount
                                                                           (000 Omitted)
Federal Home Loan Bank, due 1/06/00,
 at Amortized Cost .....................................................         $3,400          $  3,399,056
                                                                                                 ------------
 Total Investments (Identified Cost, $143,936,181).....................................          $232,290,839
Other Assets, Less Liabilities -- (1.6%) ..............................................            (3,583,069)
                                                                                                 ------------
   Net Assets--100.0% .................................................................          $228,707,770
                                                                                                 ============
                        See portfolio footnotes and notes to financial statements.



                                                                       29 - MSVA

Portfolio of Investments -- December 31, 1999
Money Market Variable Account

Commercial Paper -- 67.6%




                                                                      Principal Amount
Issuer                                                                 (000 Omitted)               Value
American Express Credit Corp.,
 due 1/28/00 ........................................................... $ 3,000                $  2,986,838
Anheuser Busch, Inc., due 2/11/00 ......................................   2,000                   1,986,060
Archer-Daniels-Midland Co.,
 due 2/04/00 ...........................................................   1,000                     994,286
Associates Corp. of North America,
 due 2/10/00 ...........................................................   3,500                   3,477,056
Associates First Capital Corp.,
 due 1/03/00 ...........................................................   2,000                   1,999,556
AT&T Corp., due 2/18/00 ................................................   3,700                   3,671,880
Bank of America Corp., due 1/10/00 .....................................   3,000                   2,995,500
Bell Atlantic Financial Services, due
 1/13/00 ...............................................................   3,000                   2,994,150
Bellsouth Telecomm, Inc., due
 1/25/00-2/09/00 .......................................................   4,000                   3,980,207
Campbell Soup Co., due
 2/02/00-2/03/00 .......................................................   3,650                   3,630,792
Cargill, Inc., due 1/14/00 .............................................   2,500                   2,495,107
Caterpillar Financial Services, due
 2/14/00-2/22/00 .......................................................   3,000                   2,977,294
Coca-Cola Co., due 1/31/00 .............................................   3,500                   3,483,258
Ford Motor Credit Corp., due 1/26/00....................................   3,000                   2,987,625
General Electric Capital Corp., due
 2/23/00-3/01/00 .......................................................   4,000                   3,961,346
General Mills, Inc., due 2/11/00 .......................................   3,500                   3,477,478
General Motors Acceptance Corp.,
 due 2/04/00 ...........................................................   3,000                   2,983,198
Goldman Sachs Group LP,
 due 2/07/00 ...........................................................   3,000                   2,982,425
GTE Funding, Inc., due 2/15/00 .........................................   3,000                   2,977,500
Halliburton Corp., due 1/10/00 .........................................   3,500                   3,494,531
Heinz (H.J.) Co., due 1/19/00-2/08/00...................................   3,000                   2,988,273
IBM Credit Corp., due 2/01/00 ..........................................   3,000                   2,984,836
Merrill Lynch & Co., Inc., due 2/08/00..................................   3,500                   3,478,092
Metropolitan Life Funding, Inc.,
 due 1/21/00 ...........................................................   3,200                   3,189,618
Minnesota Mining & Manufacturing
 Co., due 2/16/00 ......................................................   3,000                   2,977,192
Morgan Stanley Dean Witter,
 due 2/17/00 ...........................................................   3,000                   2,976,108
National Rural Utilities Cooperative
 Finance Corp., due 1/24/00 ............................................   2,500                   2,490,928


                                                                     Principal Amount
Issuer                                                                 (000 Omitted)            Value
Salomon Smith Barney Holdings, Inc.,
 due 1/20/00 ........................................................... $ 3,000                $  2,991,323
Sara Lee Corp., due 1/28/00 ............................................   2,000                   1,992,350
Southern California Edison Co.,
 due 2/18/00 ...........................................................   2,000                   1,983,733
                                                                                                ------------
 Total Commercial Paper, at Amortized
 Cost and Value ................................................................                $ 88,588,540
                                                                                                ------------
U.S. Government and Agency
 Obligations -- 34.4%
Federal Farm Credit Bank,
 due 1/10/00 ........................................................... $12,560                $ 12,546,655
Federal Home Loan Bank, due
 1/03/00-3/10/00 .......................................................  16,460                  16,426,448
Federal Home Loan Mortgage Corp.,
 due 1/13/00-3/21/00 ...................................................  10,000                   9,944,433
Federal National Mortgage Assn., due
 3/02/00-4/17/00 .......................................................   6,300                   6,225,946
                                                                                                ------------
 Total U.S. Government and Agency Obligations,
  at Amortized Cost and Value ..............................................................    $ 45,143,482
                                                                                                ------------
 Total Investments, at Amortized Cost and Value ............................................    $133,732,022
Other Assets, Less Liabilities -- (2.0%) ...................................................      (2,583,779)
                                                                                                ------------
Net Assets -- 100.0% .......................................................................    $131,148,243
                                                                                                ============
                              See portfolio footnotes and notes to financial statements.



30 - MMVA

Portfolio of Investments -- December 31, 1999
Total Return Variable Account

Stocks -- 57.7%




Issuer                                                                          Shares              Value
U.S. Stocks -- 48.6%
Aerospace -- 2.2%
Honeywell International, Inc. ..........................................         34,600          $  1,995,987
Raytheon Co., "A" ......................................................         13,944               345,986
TRW, Inc. ..............................................................         56,600             2,939,662
United Technologies Corp. ..............................................         12,500               812,500
                                                                                                 ------------
                                                                                                 $  6,094,135
                                                                                                 ------------
Automotive -- 1.0%
Delphi Automotive Systems Corp. ........................................         61,000          $    960,750
Ford Motor Co. .........................................................         35,300             1,886,344
                                                                                                 ------------
                                                                                                 $  2,847,094
                                                                                                 ------------
Banks and Credit Companies -- 2.0%
Bank America Corp. .....................................................         33,100          $  1,661,206
Bank of New York Co., Inc. .............................................         33,700             1,348,000
Bank One Corp. .........................................................         18,500               593,156
PNC Bank Corp. .........................................................         43,600             1,940,200
                                                                                                 ------------
                                                                                                 $  5,542,562
                                                                                                 ------------
Business Machines -- 1.5%
Hewlett-Packard Co. ....................................................         13,600          $  1,549,550
International Business Machines Corp....................................         19,600             2,116,800
Xerox Corp. ............................................................         27,200               617,100
                                                                                                 ------------
                                                                                                 $  4,283,450
                                                                                                 ------------
Business Services -- 0.1%
United Parcel Service, Inc. ............................................          4,590          $    316,710
                                                                                                 ------------
Cellular Telephones -- 0.6%
Telephone & Data Systems, Inc. .........................................         13,000          $  1,638,000
                                                                                                 ------------
Chemicals -- 1.3%
Dow Chemical Co. .......................................................          3,300          $    440,963
Engelhard Corp. ........................................................         52,900               998,488
PPG Industries, Inc. ...................................................          4,000               250,250
Rohm & Haas Co. ........................................................         48,600             1,977,412
                                                                                                 ------------
                                                                                                 $  3,667,113
                                                                                                 ------------
Coal
CONSOL Energy, Inc. ....................................................          6,000          $     60,750
                                                                                                 ------------
Conglomerates -- 0.4%
Eastern Enterprises Co. ................................................         17,000          $    976,438
Tyco International Ltd. ................................................          3,720               144,615
                                                                                                 ------------
                                                                                                 $  1,121,053
                                                                                                 ------------


Issuer                                                                          Shares              Value
Consumer Goods and Services -- 0.4%
Fortune Brands, Inc. ...................................................          5,000          $    165,313
Kimberly-Clark Corp. ...................................................         14,300               933,075
                                                                                                 ------------
                                                                                                 $  1,098,388
                                                                                                 ------------
Electrical Equipment -- 1.1%
Emerson Electric Co. ...................................................         46,200          $  2,650,725
General Electric Co. ...................................................          2,500               386,875
                                                                                                 ------------
                                                                                                 $  3,037,600
                                                                                                 ------------
Electronics -- 0.1%
Agilent Technologies, Inc.* ............................................          2,470          $    190,962
                                                                                                 ------------
Energy -- 0.5%
Devon Energy Corp. .....................................................         29,000          $    953,375
Sierra Pacific Resources ...............................................         30,856               534,195
                                                                                                 ------------
                                                                                                 $  1,487,570
                                                                                                 ------------
Entertainment -- 2.0%
Disney (Walt) Co. ......................................................         39,800          $  1,164,150
Harrah's Entertainment, Inc.* ..........................................         29,000               766,687
MediaOne Group, Inc.* ..................................................          6,400               491,600
Time Warner, Inc. ......................................................         43,700             3,165,519
                                                                                                 ------------
                                                                                                 $  5,587,956
                                                                                                 ------------
Financial Institutions -- 2.6%
American Express Co. ...................................................          2,900          $    482,125
Citigroup, Inc. ........................................................         44,600             2,478,087
Edwards (A.G.), Inc. ...................................................         46,200             1,481,288
Federal Home Loan Mortgage Corp. .......................................          9,600               451,800
Merrill Lynch & Co., Inc. ..............................................         13,200             1,102,200
State Street Corp. .....................................................         16,400             1,198,225
                                                                                                 ------------
                                                                                                 $  7,193,725
                                                                                                 ------------
Financial Services -- 1.3%
AXA Financial, Inc. ....................................................         63,200          $  2,140,900
Mellon Financial Corp. .................................................         45,800             1,560,062
                                                                                                 ------------
                                                                                                 $  3,700,962
                                                                                                 ------------
Food and Beverage Products -- 2.4%
Archer-Daniels-Midland Co. .............................................        148,454          $  1,809,283
Bestfoods Co. ..........................................................          7,700               404,731
General Mills, Inc. ....................................................         29,400             1,051,050
Hershey Foods Corp. ....................................................         14,800               703,000
McCormick & Co., Inc. ..................................................         19,400               577,150
Quaker Oats Co. ........................................................         26,000             1,706,250

                                                                       31 - TRVA

Issuer                                                                           Shares             Value
Food and Beverage Products -- continued
Seagram Ltd. ...........................................................          9,900          $    445,500
                                                                                                 ------------
                                                                                                 $  6,696,964
                                                                                                 ------------
Forest and Paper Products -- 1.6%
Bowater, Inc. ..........................................................         38,000          $  2,063,875
Champion International Corp. ...........................................         27,300             1,690,894
International Paper Co. ................................................         10,800               609,525
                                                                                                 ------------
                                                                                                 $  4,364,294
                                                                                                 ------------
Insurance -- 6.2%
Allstate Corp. .........................................................         23,200          $    556,800
American International Group, Inc. .....................................          8,125               878,516
Aon Corp. ..............................................................         22,700               908,000
Chubb Corp. ............................................................         16,000               901,000
CIGNA Corp. ............................................................         24,000             1,933,500
Conseco, Inc. ..........................................................            140                 2,503
Hartford Financial Services Group, Inc. ................................         74,600             3,534,175
Jefferson Pilot Corp. ..................................................         15,550             1,061,287
Lincoln National Corp. .................................................         65,800             2,632,000
Marsh & McLennan Cos., Inc. ............................................          9,200               880,325
ReliaStar Financial Corp. ..............................................         45,000             1,763,437
St. Paul Cos., Inc. ....................................................         67,600             2,277,275
                                                                                                 ------------
                                                                                                 $ 17,328,818
                                                                                                 ------------
Machinery -- 0.7%
Deere & Co., Inc. ......................................................         22,500          $    975,937
Ingersoll Rand Co. .....................................................         12,600               693,788
W.W. Grainger, Inc. ....................................................          7,600               363,375
                                                                                                 ------------
                                                                                                 $  2,033,100
                                                                                                 ------------
Medical and Health Products -- 1.1%
American Home Products Corp. ...........................................         27,700          $  1,092,419
Baxter International, Inc. .............................................          4,100               257,531
Bristol-Myers Squibb Co. ...............................................          6,000               385,125
Pharmacia & Upjohn, Inc. ...............................................         29,600             1,332,000
                                                                                                 ------------
                                                                                                 $  3,067,075
                                                                                                 ------------
Metals and Minerals -- 0.2%
Alcoa, Inc. ............................................................          7,300          $    605,900
                                                                                                 ------------
Oil Services -- 2.1%
Halliburton Co. ........................................................         63,200          $  2,543,800
Noble Drilling Corp.* ..................................................         98,600             3,229,150
                                                                                                 ------------
                                                                                                 $  5,772,950
                                                                                                 ------------


Issuer                                                                           Shares             Value
Oils -- 3.9%
Apache Corp. ...........................................................          9,800          $    361,988
Chevron Corp. ..........................................................          8,000               693,000
Coastal Corp. ..........................................................         98,200             3,479,962
Conoco, Inc., "A" ......................................................         63,000             1,559,250
Exxon Mobil Corp. ......................................................         51,556             4,153,480
Texaco, Inc. ...........................................................          2,700               146,644
Unocal Corp. ...........................................................         15,400               516,862
                                                                                                 ------------
                                                                                                 $ 10,911,186
                                                                                                 ------------
Photographic Products
Eastman Kodak Co. ......................................................          2,000          $    132,500
                                                                                                 ------------
Printing and Publishing -- 2.3%
Gannett Co., Inc. ......................................................         37,000          $  3,017,812
New York Times Co. .....................................................         41,800             2,053,425
Tribune Co. ............................................................         22,400             1,233,400
                                                                                                 ------------
                                                                                                 $  6,304,637
                                                                                                 ------------
Railroads -- 0.2%
Burlington Northern Santa Fe
 Railway Co. ...........................................................         23,800          $    577,150
                                                                                                 ------------
Restaurants and Lodging -- 0.6%
Hilton Hotels Corp. ....................................................         12,200          $    117,425
McDonald's Corp. .......................................................         37,800             1,523,813
                                                                                                 ------------
                                                                                                 $  1,641,238
                                                                                                 ------------
Stores -- 0.2%
Dayton Hudson Corp.* ...................................................          8,000          $    587,500
                                                                                                 ------------
Supermarkets -- 0.8%
Kroger Co.* ............................................................         61,100          $  1,153,263
Safeway, Inc.* .........................................................         34,200             1,216,237
                                                                                                 ------------
                                                                                                 $  2,369,500
                                                                                                 ------------
Telecommunications -- 5.9%
AT&T Corp. .............................................................         16,501          $    837,426
Bell Atlantic Corp. ....................................................         20,200             1,243,562
GTE Corp. ..............................................................         82,500             5,821,406
Motorola, Inc. .........................................................         30,500             4,491,125
SBC Communications, Inc. ...............................................         64,844             3,161,145
Sprint Corp. ...........................................................         13,000               875,063
                                                                                                 ------------
                                                                                                 $ 16,429,727
                                                                                                 ------------

32 - TRVA

Issuer                                                                   Shares                     Value
Utilities -- Electric -- 1.5%
Carolina Power & Light Co. .............................................  39,500                 $  1,202,281
CMS Energy Corp. .......................................................  12,500                      389,844
Duke Energy Corp. ......................................................  22,000                    1,102,750
FirstEnergy Corp. ......................................................  12,000                      272,250
Pinnacle West Capital Corp. ............................................  25,700                      785,456
Texas Utilities Co. ....................................................   9,800                      348,513
                                                                                                 ------------
                                                                                                 $  4,101,094
                                                                                                 ------------
Utilities -- Gas -- 1.8%
Columbia Energy Group ..................................................  13,150                 $    831,737
El Paso Energy Corp. ...................................................  40,100                    1,556,381
National Fuel Gas Co. ..................................................  31,500                    1,464,750
Washington Gas Light Co. ...............................................   5,100                      140,250
Williams Cos., Inc. ....................................................  31,100                      950,494
                                                                                                 ------------
                                                                                                 $  4,943,612
                                                                                                 ------------
 Total U.S. Stocks .............................................................                 $135,735,275
                                                                                                 ------------
Foreign Stocks -- 9.1%
Canada -- 0.1%
Canadian National Railway Co.
 (Railroads) ...........................................................  14,400                 $    378,900
                                                                                                 ------------
France -- 0.5%
Axa (Insurance) ........................................................   9,700                 $  1,352,012
                                                                                                 ------------
Japan -- 1.8%
Fuji Heavy Industries Ltd.
 (Automotive) ..........................................................  95,000                 $    650,812
Hitachi Ltd. (Electronics) ............................................. 116,000                    1,861,813
Mitsubishi Motor (Automotive) .......................................... 109,000                      372,294
Nippon Telegraph & Telephone Corp.
 (Utilities -- Telephone) ..............................................  24,000                    2,067,000
                                                                                                 ------------
                                                                                                 $  4,951,919
                                                                                                 ------------
Netherlands -- 2.8%
Akzo Nobel N.V. (Chemicals) ............................................  71,830                 $  3,602,532
ING Groep N.V. (Financial Services)* ...................................  41,081                    2,479,878
Royal Dutch Petroleum Co., ADR (Oils)...................................  27,700                    1,674,119
                                                                                                 ------------
                                                                                                 $  7,756,529
                                                                                                 ------------
Switzerland -- 0.8%
Nestle S.A. (Food and Beverage
 Products) .............................................................   1,310                 $  2,400,747
                                                                                                 ------------


Issuer                                                                   Shares                  Value
United Kingdom -- 3.1%
BP Amoco PLC, ADR (Oils) ............................................... 109,270                 $  6,481,077
Diageo PLC (Food and Beverage
 Products)* ............................................................ 176,977                    1,411,241
SmithKline-Beecham PLC, ADR
 (Medical and Health Products) .........................................  11,000                      708,812
                                                                                                 ------------
                                                                                                 $  8,601,130
                                                                                                 ------------
 Total Foreign Stocks ..........................................................                 $ 25,441,237
                                                                                                 ------------
 Total Stocks (Identified Cost, $145,722,422)...................................                 $161,176,512
                                                                                                 ------------
Bonds -- 37.5%



                                                                      Principal Amount
                                                                        (000 Omitted)
U.S. Bonds -- 37.3%
Aerospace -- 0.1%
Raytheon Co., 7.2s, 2027 ...............................................    $103                 $     91,834
TRW, Inc., 7.125s, 2009 ................................................     292                      275,449
                                                                                                 ------------
                                                                                                 $    367,283
                                                                                                 ------------
Airlines -- 0.6%
Delta Airlines, Inc., 6.65s, 2004 ......................................    $385                 $    368,488
Jet Equipment Trust, 9.41s, 2010## .....................................     330                      351,417
Jet Equipment Trust, 8.64s, 2012## .....................................     224                      228,397
Jet Equipment Trust, 11.44s, 2014## ....................................     300                      338,100
Jet Equipment Trust, 10.69s, 2015## ....................................     250                      275,745
                                                                                                 ------------
                                                                                                 $  1,562,147
                                                                                                 ------------
Apparel and Textiles -- 0.2%
Hilfiger (Tommy) USA, Inc., 6.5s, 2003..................................    $440                 $    417,257
Jones Apparel Group, Inc., 6.25s, 2001..................................     236                      230,364
                                                                                                 ------------
                                                                                                 $    647,621
                                                                                                 ------------
Automotive -- 1.0%
DaimlerChrysler NA Holdings Co.,
 7.2s, 2009 ............................................................    $ 99                 $     97,242
Federal Mogul Corp., 7.5s, 2004 ........................................     410                      387,979
Ford Credit Auto Owner Trust,
 6.2s, 2002 ............................................................     689                      686,416
Ford Motor Co., 6.625s, 2028 ...........................................     272                      235,966
Ford Motor Co., 7.45s, 2031 ............................................     499                      480,058
Ford Motor Co., 8.9s, 2032 .............................................     385                      433,294
General Motors Corp., 9.4s, 2021 .......................................     187                      216,967
                                                                                                 ------------
                                                                                                 $  2,537,922
                                                                                                 ------------


                                                                       33 - TRVA

                                                                      Principal Amount
Issuer                                                                 (000 Omitted)              Value
Banks and Credit Companies -- 1.0%
Beaver Valley Funding Cor. II, 9s, 2017 ................................ $  752                $    744,397
Capital One Financial Corp.,
 7.25s, 2003 ...........................................................    400                     388,635
Colonial Capital II, 8.92s, 2027 .......................................    235                     210,238
Midland Funding Corp., 10.33s, 2002 ....................................     41                      42,211
Midland Funding Corp. II, "A",
 11.75s, 2005 ..........................................................    540                     583,119
Socgen Real Estate Co.,
 7.64s, 2049## .........................................................    170                     153,410
Washington Mutual Capital I,
 8.375s, 2027 ..........................................................    540                     513,961
                                                                                               ------------
                                                                                               $  2,635,971
                                                                                               ------------
Business Services
Unisys Corp., 12s, 2003 ................................................ $  110                $    117,150
                                                                                               ------------
Conglomerates -- 0.2%
Amerco, 7.85s, 2003 .................................................... $  428                $    408,363
Eaton Corp., 6.95s, 2004 ...............................................    190                     185,830
                                                                                               ------------
                                                                                               $    594,193
                                                                                               ------------
Construction Services -- 0.4%
Georgia-Pacific Corp., 9.875s, 2021 .................................... $1,150                $  1,236,975
                                                                                               ------------
Consumer Goods and Services -- 0.1%
Protection One Alarm Monitoring,
 7.375s, 2005 .......................................................... $  254                $    200,660
                                                                                               ------------
Containers -- 0.1%
Owens-Illinois, Inc., 8.1s, 2007 ....................................... $  215                $    203,147
                                                                                               ------------
Corporate Asset Backed -- 3.5%
American Airlines Pass-Through Trust,
 6.855s, 2009 .......................................................... $  275                $    270,540
Banamex Credit Card Merchant
 Voucher, 6.25s, 2003## ................................................    412                     405,818
BCF LLC, 7.75s, 2026## .................................................     94                      52,141
Beneficial Home Equity Loan Trust,
 5.721s, 2037 ..........................................................  1,064                   1,059,404
Chase Commercial Mortgage Securities
 Corp., 6.39s, 2008 ....................................................    369                     343,170
Contimorgage Home Equity,
 6.13s, 2013 ...........................................................  1,000                     992,500
Continental Airlines Pass-Through
 Trust, Inc., 6.545s, 2019 .............................................    117                     106,336


                                                                     Principal Amount
Issuer                                                                 (000 Omitted)              Value
Corporate Asset Backed -- continued
Continental Airlines Pass-Through
 Trust, Inc., 6.648s, 2017 ............................................. $1,389                $  1,260,517
Continental Airlines, Inc., 9.5s, 2013 .................................    137                     140,745
Continental Airlines, Inc.,
 10.22s, 2014 ..........................................................    604                     636,680
Criimi Mae Commercial Mortgage
 Trust, 7s, 2011 .......................................................    320                     267,400
Criimi Mae Cmbs Corp., 6.701s, 2008.....................................    190                     168,180
Northwest Airlines, Inc., 7.575s, 2019..................................    344                     328,479
Northwest Airlines, Inc., 6.81s, 2020 ..................................    137                     123,383
Residential Accredit Loans, Inc.,
 6.75s, 2028 ...........................................................  1,015                     952,831
Residential Accredit Loans, Inc.,
 7s, 2028 ..............................................................    500                     472,500
Time Warner Pass-Through Asset
 Trust, 6.1s, 2001## ...................................................  2,169                   2,125,989
                                                                                               ------------
                                                                                               $  9,706,613
                                                                                               ------------
Entertainment -- 0.9%
Hearst Argyle Television, Inc.,
 7.5s, 2027 ............................................................ $  477                $    440,839
News America Holdings, Inc.,
 6.703s, 2004 ..........................................................    215                     205,340
Time Warner, Inc., 10.15s, 2012 ........................................    695                     814,241
Time Warner, Inc., 8.375s, 2023 ........................................    826                     858,817
Time Warner, Inc., 9.15s, 2023 .........................................    200                     223,474
                                                                                               ------------
                                                                                               $  2,542,711
                                                                                               ------------
Finance -- 0.1%
Countrywide Funding Corp.,
 6.25s, 2009 ........................................................... $  300                $    270,771
                                                                                               ------------
Financial Institutions -- 2.5%
Aristar, Inc., 7.375s, 2004 ............................................ $  479                $    476,710
Aristar, Inc., 7.25s, 2006 .............................................    432                     422,665
Associates Corp., 5.5s, 2004 ...........................................    891                     836,489
Associates Corp., 5.75s, 2003 ..........................................    940                     896,581
AT&T Capital Corp., 6.25s, 2001 ........................................    189                     187,191
General Motors Acceptance Corp.,
 6.75s, 2002 ...........................................................    544                     539,866
General Motors Acceptance Corp.,
 5.95s, 2003 ...........................................................    310                     299,025
Goldman Sachs Group LP, 5.9s, 2003......................................    590                     565,792

34 - TRVA

                                                                      Principal Amount
Issuer                                                                 (000 Omitted)              Value
Financial Institutions -- continued
GS Escrow Corp., 6.75s, 2001 ........................................... $1,030                $    992,752
GS Escrow Corp., 7.125s, 2005 ..........................................    498                     444,656
Salton Sea Funding Corp.,
 7.37s, 2005 ...........................................................    306                     297,073
Salton Sea Funding Corp.,
 7.84s, 2010 ...........................................................    400                     380,760
Salton Sea Funding Corp., 8.3s, 2011....................................    163                     158,255
Sunamerica Institutional, 5.75s, 2009...................................    441                     393,584
United Cos. Financial Corp.,
 7.7s, 2004 ............................................................    200                      59,000
                                                                                               ------------
                                                                                               $  6,950,399
                                                                                               ------------
Financial Services -- 1.1%
Conseco Finance Corp., 10.25s, 2002..................................... $  426                $    441,792
Deere (John) Capital Corp., 7s, 2002 ...................................    273                     272,066
Ford Motor Credit Co., 6.7s, 2004 ......................................  1,567                   1,533,701
Ford Motor Credit Co., 7.375s, 2009 ....................................    381                     376,142
General Electric Capital Corp.,
 8.85s, 2007 ...........................................................    199                     215,718
General Electric Capital Corp.,
 8.625s, 2008 ..........................................................    192                     207,433
                                                                                               ------------
                                                                                               $  3,046,852
                                                                                               ------------
Food and Beverage Products -- 0.9%
Nabisco, Inc., 6.375s, 2035 ............................................ $  290                $    269,329
Seagram (Joseph E) & Sons, Inc.,
 5.79s, 2001 ...........................................................    573                     562,835
Seagram (Joseph E) & Sons, Inc.,
 6.4s, 2003 ............................................................    985                     949,530
Seagram (Joseph E) & Sons, Inc.,
 7.5s, 2018 ............................................................    520                     492,689
Seagram (Joseph E) & Sons, Inc.,
 7.6s, 2028 ............................................................    191                     179,859
                                                                                               ------------
                                                                                               $  2,454,242
                                                                                               ------------
Forest and Paper Products -- 0.4%
Georgia-Pacific Corp., 7.25s, 2028 ..................................... $  152                $    136,631
Georgia-Pacific Corp., 7.75s, 2029 .....................................  1,089                   1,037,752
                                                                                               ------------
                                                                                               $  1,174,383
                                                                                               ------------
Insurance -- 0.9%
Aflac, Inc., 6.5s, 2009 ................................................ $1,053                $    963,358
Atlantic Mutual Insurance Co.,
 8.15s, 2028 ...........................................................    620                     465,310


                                                                      Principal Amount
Issuer                                                                 (000 Omitted)              Value
Insurance -- continued
Conseco, Inc., 6.4s, 2001 .............................................. $  500                $    487,578
Providian Capital I, 9.525s, 2027 ......................................    755                     639,817
                                                                                               ------------
                                                                                               $  2,556,063
                                                                                               ------------
Oil Services -- 0.5%
McDermott, Inc., 9.375s, 2002 .......................................... $1,056                $  1,055,356
Ultramar Diamond Shamrock Corp.,
 7.2s, 2017 ............................................................    395                     350,112
                                                                                               ------------
                                                                                               $  1,405,468
                                                                                               ------------
Oils
Occidental Petroleum Corp.,
 6.4s, 2003 ............................................................ $   54                $     52,064
                                                                                               ------------
Railroads -- 0.2%
Union Pacific Corp., 5.78s, 2001 ....................................... $  195                $    190,564
Union Pacific Corp., 6.34s, 2003 .......................................    365                     352,137
                                                                                               ------------
                                                                                               $    542,701
                                                                                               ------------
Stores -- 1.0%
Federated Department Stores, Inc.,
 8.5s, 2003 ............................................................ $  990                $  1,017,413
Federated Department Stores, Inc.,
 6.3s, 2009 ............................................................    605                     550,048
Rite Aid Corp., 6s, 2003 ...............................................    501                     345,690
Rite Aid Corp., 7.125s, 2007 ...........................................    159                     120,840
Saks, Inc., 7.25s, 2004 ................................................    245                     233,227
Wal Mart Stores, Inc., 6.55s, 2004 .....................................    564                     554,271
                                                                                               ------------
                                                                                               $  2,821,489
                                                                                               ------------
Telecommunications -- 2.0%
Cable & Wireless Communication,
 6.625s, 2005 .......................................................... $  640                $    632,045
Lear Corp., 7.96s, 2005 ................................................    434                     417,833
Qwest Communications International,
 Inc., 7.5s, 2008 ......................................................    653                     634,833
Sprint Capital Corp., 6.5s, 2001 .......................................    751                     744,587
Sprint Capital Corp., 5.875s, 2004 .....................................    994                     937,481
Sprint Capital Corp., 6.375s, 2009 .....................................    482                     443,334
Sprint Capital Corp., 6.9s, 2019 .......................................    317                     288,305
TCI Communications Financing III,
 9.65s, 2027 ...........................................................  1,143                   1,256,591
Telecomunicaciones de Puerto Rico,
 Inc., 6.65s, 2006 .....................................................    270                     254,610
                                                                                               ------------
                                                                                               $  5,609,619
                                                                                               ------------

                                                                       35 - TRVA

                                                                      Principal Amount
Issuer                                                                 (000 Omitted)              Value
Telecommunications and Cable -- 0.1%
Belo Ah Corp., 7.75s, 2027 ............................................. $  332                $    315,961
                                                                                               ------------
Tire and Rubber -- 0.1%
Cooper Tire & Rubber Co.,
 7.25s, 2002 ........................................................... $  348                $    344,158
                                                                                               ------------
U.S. Federal Agencies -- 6.4%
Federal Home Loan Bank -- 2.2%
Federal Home Loan Bank, 5.7s, 2009 ..................................... $4,895                $  4,446,814
Federal Home Loan Bank, 6.5s, 2028 .....................................  1,783                   1,680,749
                                                                                               ------------
                                                                                               $  6,127,563
                                                                                               ------------
Federal National Mortgage Association -- 4.2%
FNMA, 5.722s, 2009 ..................................................... $  830                $    737,922
FNMA, 6.625s, 2009 .....................................................  4,145                   4,025,832
FNMA, 6.5s, 2027-2028 ..................................................  6,132                   5,777,714
FNMA, 8s, 2029-2029 ....................................................  1,306                   1,316,402
                                                                                               ------------
                                                                                               $ 11,857,870
                                                                                               ------------
 Total U.S. Federal Agencies ..................................................                $ 17,985,433
                                                                                               ------------
U.S. Government Guaranteed -- 8.5%
Government National Mortgage Association -- 4.6%
GNMA, 7.5s, 2023-2027 .................................................. $5,852                $  5,789,705
GNMA, 8s, 2025-2026 ....................................................  1,600                   1,612,212
GNMA, 6.5s, 2028 .......................................................  2,519                   2,363,945
GNMA, 7s, 2028 .........................................................  2,243                   2,166,137
GNMA, 6.5s, 2029 .......................................................    995                     933,321
                                                                                               ------------
                                                                                               $ 12,865,320
                                                                                               ------------
U.S. Treasury Obligations -- 3.9%
U.S. Treasury Bonds, 9.875s, 2015 ...................................... $1,892                $  2,447,188
U.S. Treasury Bonds, 6.125s, 2027 ......................................    996                     926,898
U.S. Treasury Bonds, 5.25s, 2028 .......................................    323                     266,071
U.S. Treasury Bonds, 5.25s, 2029 .......................................  4,607                   3,809,390
U.S. Treasury Notes, 5.875s, 2004 ......................................  2,181                   2,138,405
U.S. Treasury Notes, 6.625s, 2007 ......................................    460                     461,799
U.S. Treasury Notes, 6s, 2009 ..........................................    718                     695,562
                                                                                               ------------
                                                                                               $ 10,745,313
                                                                                               ------------
 Total U.S. Government Guaranteed .............................................                $ 23,610,633
                                                                                               ------------
Utilities -- Electric -- 3.8%
CalEnergy Co., Inc., 7.23s, 2005 ....................................... $    5                $      4,872
Cleveland Electric Illuminating Co.,
 7.67s, 2004 ...........................................................    288                     283,666


                                                                      Principal Amount
Issuer                                                                 (000 Omitted)              Value
Utilities -- Electric -- continued
Cleveland Electric Illuminating Co.,
 7.88s, 2017 ........................................................... $  427                $    404,967
Cleveland Electric Illuminating Co.,
 9s, 2023 ..............................................................    450                     472,297
CMS Energy Corp., 8s, 2001 .............................................    330                     326,138
CMS Energy Corp., 8.375s, 2003 .........................................    210                     205,275
Commonwealth Edison Company,
 8.5s, 2022 ............................................................    571                     592,669
Connecticut Light & Power Co.,
 8.59s, 2003 ...........................................................    600                     602,304
Connecticut Light & Power Co.,
 7.875s, 2024 ..........................................................    500                     503,350
El Paso Electric Co., 8.25s, 2003 ......................................    197                     200,501
El Paso Electric Co., 8.9s, 2006 .......................................    215                     223,671
Entergy Mississippi, Inc., 6.2s, 2004 ..................................    384                     362,442
GGIB Funding Corp., 7.43s, 2011 ........................................    170                     164,193
Illinois Power Special Purpose Trust,
 5.26s, 2003 ...........................................................    237                     233,741
Long Island Lighting Co., 8.2s, 2023 ...................................    350                     341,302
Midamerican Funding LLC,
 5.85s, 2001 ...........................................................    455                     449,098
Midamerican Funding LLC,
 6.927s, 2029 ..........................................................    546                     466,341
Midland Cogeneration Venture Corp.,
 10.33s, 2002 ..........................................................    291                     299,774
Niagara Mohawk Power Corp.,
 7.25s, 2002 ...........................................................    242                     241,138
Niagara Mohawk Power Corp.,
 7.625s, 2005 ..........................................................    208                     207,376
Niagara Mohawk Power Corp.,
 8.77s, 2018 ...........................................................    599                     611,645
Niagara Mohawk Power Corp.,
 8.75s, 2022 ...........................................................    410                     406,183
Niagara Mohawk Power Corp.,
 8.5s, 2023 ............................................................    285                     275,361
North Atlantic Energy, 9.05s, 2002 .....................................    170                     172,295
Northeast Utilities, 8.58s, 2006 .......................................    156                     157,046
PP&L, Inc., 6.125s, 2001 ...............................................    500                     496,275
Seabrook Station, 7.83s, 2019 ..........................................    345                     335,583
Texas Utilities Co., 5.94s, 2001 .......................................    218                     214,298
Toledo Edison Co., 7.875s, 2004 ........................................    500                     496,360
Txu Eastern Funding Co., 6.15s, 2002....................................    165                     160,888

36 - TRVA

                                                                          Principal Amount
Issuer                                                                     (000 Omitted)          Value
Utilities -- Electric -- continued
Utilicorp United, Inc., 7s, 2004 .........................................        $152         $    146,792
Waterford 3 Funding Entergy Corp.,
 8.09s, 2017 .............................................................         560              537,899
                                                                                               ------------
                                                                                               $ 10,595,740
                                                                                               ------------
Utilities -- Gas -- 0.6%
CE Generation LLC, 7.416s, 2018 ..........................................        $185         $    173,900
Coastal Corp., 6.2s, 2004 ................................................         699              663,288
Tennessee Gas Pipeline Co.,
 7.625s, 2037 ............................................................         260              242,517
Texas Gas Transmission Corp.,
 7.25s, 2027 .............................................................         400              363,461
Williams Cos., Inc., 7.625s, 2019 ........................................         165              158,555
Williams Gas Pipelines Central,
 7.375s, 2006 ............................................................         163              159,763
                                                                                               ------------
                                                                                               $  1,761,484
                                                                                               ------------
Utilities -- Telephone -- 0.1%
AT&T Corp., 6.5s, 2029 ...................................................        $272         $    233,020
                                                                                               ------------
 Total U.S. Bonds ....................................................................         $104,082,873
                                                                                               ------------
Foreign Bonds -- 0.2%
Canada -- 0.1%
Gulf Canada Resources Ltd., 9.25s,
 2004 (Oils) .............................................................        $260         $    256,825
                                                                                               ------------
Finland -- 0.1%
UPM Kymmene Corp., 7.45s, 2027
 (Forest and Paper Products)## ...........................................        $283         $    256,534
                                                                                               ------------
 Total Foreign Bonds .................................................................         $    513,359
                                                                                               ------------
 Total Bonds (Identified Cost, $109,421,523)..........................................         $104,596,232
                                                                                               ------------


Issuer                                                                   Shares                   Value
Convertible Preferred Stocks -- 1.2%
Containers -- 0.1%
Owens-Illinois, Inc., 4.75% ............................................   8,200               $  256,250
                                                                                               ----------
Insurance -- 0.4%
Lincoln National Corp., 7.75% ..........................................  53,900               $1,185,800
                                                                                               ----------
Oils -- 0.2%
Apache Corp., 6.5% .....................................................  15,500               $  550,250
                                                                                               ----------
Utilities -- Electric -- 0.2%
Texas Utilities Co., 9.25% .............................................  13,900               $  606,387
                                                                                               ----------
Utilities -- Gas -- 0.3%
El Paso Energy Capital Trust I, 4.75%................................... $16,000               $  806,000
                                                                                               ----------
   Total Convertible Preferred Stocks (Identified Cost, $3,673,242).............               $3,404,687
                                                                                               ----------
Preferred Stocks -- 0.4%
Banks and Credit Companies -- 0.1%
NB Capital Corp., 8.35% ................................................  10,075               $  216,613
                                                                                               ----------
Utilities -- Electric -- 0.3%
CMS Energy Corp., 8.75% ................................................  27,100               $  918,012
                                                                                               ----------
  Total Preferred Stocks (Identified Cost, $1,376,525)..........................               $1,134,625
                                                                                               ----------
Convertible Bonds -- 1.8%

                                                                    Principal Amount
                                                                      (000 Omitted)
Business Machines -- 0.5%
Xerox Corp., 0s, 2018## ................................................ $ 1,180               $  626,875
Xerox Corp., 0s, 2018 ..................................................   1,180                  604,750
                                                                                               ----------
                                                                                               $1,231,625
                                                                                               ----------
Conglomerates -- 0.4%
Loews Corp., 3.125s, 2007 .............................................. $ 1,440               $1,173,600
                                                                                               ----------
Financial Services -- 0.9%
Bell Atlantic Financial Services, Inc.,
 4.25s, 2005## ......................................................... $ 1,980               $2,435,400
                                                                                               ----------
 Total Convertible Bonds (Identified Cost,
   $4,719,649)...................................................................              $4,840,625
                                                                                               ----------


                                                                       37 - TRVA

                                                                          Shares                 Value
Rights -- 0.2%
CVS Corp.*, (Identified Cost,
 $588,454) .............................................................   8,000              $    570,000
                                                                                              ------------
 Total Investments (Identified Cost, $265,501,815) .............................              $275,722,681
Other Assets, Less Liabilities -- 1.2% .........................................                 3,482,282
                                                                                              ------------
 Net Assets - 100.0% ...........................................................              $279,204,963
                                                                                              ============

           See portfolio footnotes and notes to financial statements.

Portfolio Footnotes:

  * Non-income producing security.
 ** Non-income producing security-in default.
  # Payment-in-kind security.
 ## SEC Rule 144A restriction.
  + Restricted security.
 ++ Security valued by or at the direction of Trustees.


Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

   AUD = Australian Dollars         GBP = British Pounds
   CAD = Canadian Dollars           GRD = Greek Drachma
   CHF = Swiss Francs               JPY = Japanese Yen
   DKK = Danish Kroner              NZD = New Zealand Dollars
   EUR = Euro                       PLN = Polish Zloty
                                    SEK = Swedish Kronor


38 - TRVA

Statements of Assets and Liabilities -- December 31, 1999
(000 Omitted)


                                                           Capital        Global     Government
                                                        Appreciation   Governments   Securities
                                                          Variable       Variable     Variable
                                                           Account       Account       Account
Assets:                                                -------------- ------------- ------------
 Investments --
  Investments cost ...................................    $543,865       $14,816      $161,857
  Unrealized appreciation (depreciation) .............     308,076          (650)       (3,786)
                                                          --------       -------      --------
   Total investments, at value .......................    $851,941       $14,166      $158,071
 Cash ................................................          26           641            29
 Net receivable for forward foreign currency
  exchange contracts to sell .........................          --             4            --
 Net receivable for forward foreign currency
  exchange contracts to purchase .....................          --            53            --
 Net receivable for forward foreign currency
  exchange contracts closed or subject to master
  netting agreement ..................................          --            --            --
 Receivable for units sold ...........................       2,393            --            64
 Receivable for investments sold .....................       1,254            --            --
 Interest and dividends receivable ...................         160           167         1,471
 Receivable from sponsor .............................          --             5            --
 Other assets ........................................           8            --             2
                                                          --------       -------      --------
   Total assets ......................................    $855,782       $15,036      $159,637
                                                          --------       -------      --------
Liabilities:
 Payable to Custodian ................................    $     --       $    --      $     --
 Net payable for forward foreign currency exchange
  contracts closed or subject to master netting
  agreements .........................................          --            30            --
 Payable for investments purchased ...................         802            --         3,182
 Payable for units surrendered .......................         346             3           106
 Written options outstanding, at value (premiums
  received, $67) .....................................          --            17            --
 Payable to affiliates --
  Investment adviser .................................          16            --             2
  Sponsor ............................................       1,353            --           173
 Accrued expenses and other liabilities ..............          74            42            55
                                                          --------       -------      --------
   Total liabilities .................................    $  2,591       $    92      $  3,518
                                                          --------       -------      --------
   Net assets ........................................    $853,191       $14,944      $156,119
                                                          ========       =======      ========


                                                           High       Managed     Money      Total
                                                           Yield      Sectors    Market      Return
                                                         Variable    Variable   Variable    Variable
                                                          Account     Account    Account    Account
Assets:                                                ------------ ---------- ---------- -----------
 Investments --
  Investments cost ...................................   $135,691    $143,936   $133,732   $265,502
  Unrealized appreciation (depreciation) .............     (8,753)     88,355         --     10,221
                                                         --------    --------   --------   --------
   Total investments, at value .......................   $126,938    $232,291   $133,732   $275,723
 Cash ................................................          8          --         14        213
 Net receivable for forward foreign currency
  exchange contracts to sell .........................         --          --         --         --
 Net receivable for forward foreign currency
  exchange contracts to purchase .....................         --          --         --         --
 Net receivable for forward foreign currency
  exchange contracts closed or subject to master
  netting agreement ..................................          7          --         --         --
 Receivable for units sold ...........................         --         121        124         13
 Receivable for investments sold .....................         --       4,333         --        908
 Interest and dividends receivable ...................      2,534          17         --      1,908
 Receivable from sponsor .............................         --          --         --        562
 Other assets ........................................          2          --         17          4
                                                         --------    --------   --------   --------
   Total assets ......................................   $129,489    $236,762   $133,887   $279,331
                                                         --------    --------   --------   --------
Liabilities:
 Payable to Custodian ................................   $     --    $    257   $     --  $      --
 Net payable for forward foreign currency exchange
  contracts closed or subject to master netting
  agreements .........................................         --          --         --         --
 Payable for investments purchased ...................         --       7,566         --         --
 Payable for units surrendered .......................         26          58      2,467         52
 Written options outstanding, at value (premiums
  received, $67) .....................................         --          --         --         --
 Payable to affiliates --
  Investment adviser .................................          3           5          2          6
  Sponsor ............................................         35         129        237         --
 Accrued expenses and other liabilities ..............         66          39         33         68
                                                         --------    --------   --------   --------
   Total liabilities .................................   $    130    $  8,054   $  2,739   $    126
                                                         --------    --------   --------   --------
   Net assets ........................................   $129,359    $228,708   $131,148   $279,205
                                                         ========    ========   ========   ========

                       See notes to financial statements.

(000 Omitted except for unit values)


                                                               Capital        Global
                                                            Appreciation   Governments
                                                  Unit        Variable       Variable
                                       Unit      Value         Account       Account
                                     ------- ------------- -------------- -------------
Net assets applicable to contract owners:
Capital Appreciation
 Variable Account --
 Compass 2 .........................  6,403   $92.2421         $590,536
 Compass 3 .........................  1,824    61.1235          111,502
 Compass 3 - Level 2 ...............  5,632    25.2546          142,221
Global Governments
 Variable Account --
 Compass 2 .........................    212   $19.4589                        $4,134
 Compass 3 .........................    186    19.1149                         3,567
 Compass 3 - Level 2 ...............    641    11.1296                         7,137
Government Securities
 Variable Account  --
 Compass 2 .........................  4,228   $28.5233
 Compass 3 .........................    701    20.0233
 Compass 3 - Level 2 ...............  1,641    11.6394
High Yield
 Variable Account --
 Compass 2 .........................  3,065   $33.6297
 Compass 3 .........................    427    24.8324
 Compass 3 - Level 2 ...............  1,001    13.1926
Managed Sectors
 Variable Account --
 Compass 2 .........................    686   $92.8647
 Compass 3 .........................    785    91.8703
 Compass 3 - Level 2 ...............  3,115    29.5539
Money Market
 Variable Account --
 Compass 2 .........................  3,749   $18.9969
 Compass 3 .........................    863    15.6384
 Compass 3 - Level 2 ...............  3,875    11.6362
Total Return
 Variable Account --
 Compass 2 .........................  2,925   $33.7285
 Compass 3 .........................  2,125    33.1340
 Compass 3 - Level 2 ...............  6,729    15.9013        ---------      -------
Net assets applicable to owners of deferred contracts ..        844,259       14,838
Reserve for variable annuities --
  Compass 2 Contracts ..................................          7,961           53
  Compass 3 Contracts ..................................             94           38
  Compass 3 - Level 2 Contracts ........................            877           15
                                                              ---------      -------
    Net assets .........................................      $ 853,191      $14,944
                                                              =========      =======



                                      Government     High      Managed     Money      Total
                                      Securities     Yield     Sectors    Market      Return
                                       Variable    Variable   Variable   Variable    Variable
                                        Account     Account    Account    Account    Account
                                     ------------ ---------- ---------- ---------- -----------
Net assets applicable to contract
owners:
Capital Appreciation
 Variable Account --
 Compass 2 .........................
 Compass 3 .........................
 Compass 3 - Level 2 ...............
Global Governments
 Variable Account --
 Compass 2 .........................
 Compass 3 .........................
 Compass 3 - Level 2 ...............
Government Securities
 Variable Account  --
 Compass 2 .........................   $120,573
 Compass 3 .........................     14,034
 Compass 3 - Level 2 ...............     19,095
High Yield
 Variable Account --
 Compass 2 .........................              $103,060
 Compass 3 .........................                10,604
 Compass 3 - Level 2 ...............                13,213
Managed Sectors
 Variable Account --
 Compass 2 .........................                         $ 63,718
 Compass 3 .........................                           72,098
 Compass 3 - Level 2 ...............                           92,073
Money Market
 Variable Account --
 Compass 2 .........................                                    $ 71,166
 Compass 3 .........................                                      13,478
 Compass 3 - Level 2 ...............                                      45,086
Total Return
 Variable Account --
 Compass 2 .........................                                               $ 98,657
 Compass 3 .........................                                                 70,397
 Compass 3 - Level 2 ...............                                                107,012
                                       --------   --------   --------   --------   --------
Net assets applicable to owners of      153,702    126,877    227,889    129,730    276,066
deferred contracts
Reserve for variable annuities --
  Compass 2 Contracts ............        2,298      2,470        386      1,231      2,659
  Compass 3 Contracts ............            5         12         --         73         66
  Compass 3 - Level 2 Contracts ..          114          0        433        114        414
                                       --------   --------   --------   --------   --------
    Net assets ...................     $156,119   $129,359   $228,708   $131,148   $279,205
                                       ========   ========   ========   ========   ========

                       See notes to financial statements.

Statements of Operations -- Year Ended December 31, 1999
(000 Omitted)


                                                                           Capital        Global     Government
                                                                        Appreciation   Governments   Securities
                                                                          Variable       Variable     Variable
                                                                           Account       Account       Account
                                                                       -------------- ------------- ------------
Net investment income (loss):
Income --
 Interest ............................................................   $   1,378      $   937      $  11,956
 Dividends ...........................................................       2,542           --             --
 Foreign taxes withheld ..............................................         (26)          --             --
                                                                         ---------      -------      ---------
   Total investment income ...........................................   $   3,894      $   937      $  11,956
                                                                         ---------      -------      ---------
Expenses --
 Mortality and expense risk charges ..................................   $   9,168      $   211      $   2,164
 Management fee ......................................................       5,122          129            945
 Boards of Managers fees .............................................          19            1              5
 Distribution fee ....................................................         150            7             24
 Administrative fee ..................................................          92            2             22
 Custodian fee .......................................................         219           16             56
 Printing ............................................................          35            6             18
 Auditing fees .......................................................          29           36             34
 Legal fees ..........................................................           2            2              2
 Miscellaneous .......................................................          18           --              5
                                                                         ---------      -------      ---------
   Total expenses ....................................................   $  14,854      $   410      $   3,275
 Fees paid indirectly ................................................         (29)          (1)           (14)
                                                                         ---------      ----------   ---------
   Net expenses ......................................................   $  14,825      $   409      $   3,261
                                                                         ---------      ---------    ---------
     Net investment income (loss) ....................................   $ (10,931)     $   528      $   8,695
                                                                         ---------      ---------    ---------
Realized and unrealized gain (loss) on investments:
Realized gain (loss) (identified cost basis) --
 Investment transactions .............................................   $ 130,364      $  (645)     $  (1,424)
 Written option transactions .........................................          --           75             --
 Foreign currency transactions .......................................        (125)         331             --
                                                                         ---------      ---------    ---------
   Net realized gain (loss) on investments and foreign
    currency transactions ............................................   $ 130,239      $  (239)     $  (1,424)
                                                                         ---------      ---------    ---------
Change in unrealized appreciation (depreciation)
 Investments .........................................................   $  87,329      $(1,509)     $ (12,570)
 Written options .....................................................          --           59             --
 Translation of assets and liabilities in foreign currencies .........          --          (81)            --
                                                                         ---------      ---------    ---------
  Net unrealized gain (loss) on investments and foreign
   currency translation ..............................................   $  87,329      $(1,531)     $ (12,570)
                                                                         ---------      ---------    ---------
   Net realized and unrealized gain (loss) on
    investments and foreign currency .................................   $ 217,568      $(1,770)     $ (13,994)
                                                                         ---------      ---------    ---------
    Increase (decrease) in net assets from operations ................   $ 206,637      $(1,242)     $  (5,299)
                                                                         =========      =========    =========


                                                                            High         Managed        Money        Total
                                                                            Yield        Sectors       Market        Return
                                                                          Variable       Variable     Variable      Variable
                                                                           Account       Account       Account      Account
                                                                       -------------- ------------- ------------ -------------
Net investment income (loss):
Income --
 Interest ............................................................    $15,225       $   852        $6,210      $   8,379
 Dividends ...........................................................        117           357           --           3,724
 Foreign taxes withheld ..............................................         --            (7)          --             (48)
                                                                          -------      --------        ------      ---------
   Total investment income ...........................................    $15,342       $ 1,202        $6,210      $  12,055
                                                                          -------      --------        ------      ---------
Expenses --
 Mortality and expense risk charges ..................................    $ 1,912       $ 1,817        $1,532      $   3,713
 Management fee ......................................................      1,142         1,098           607          2,262
 Boards of Managers fees .............................................          4             3             3              8
 Distribution fee ....................................................         21            76            24            122
 Administrative fee ..................................................         20            18            16             39
 Custodian fee .......................................................         59            59            43            109
 Printing ............................................................         20            13            14             29
 Auditing fees .......................................................         38            30            20             37
 Legal fees ..........................................................          2             2             2              2
 Miscellaneous .......................................................         79             2             5              5
                                                                          -------      --------        ------      ---------
   Total expenses ....................................................    $ 3,297       $ 3,118        $2,266      $   6,326
 Fees paid indirectly ................................................        (23)           (8)           (3)           (10)
                                                                          -------      --------        ------      ---------
   Net expenses ......................................................    $ 3,274       $ 3,110        $2,263      $   6,316
                                                                          -------      --------        ------      ---------
     Net investment income (loss) ....................................    $12,068       $(1,908)       $3,947      $   5,739
                                                                          -------      --------        ------      ---------
Realized and unrealized gain (loss) on investments:
Realized gain (loss) (identified cost basis) --
 Investment transactions .............................................    $(3,847)      $42,977           --       $  20,445
 Written option transactions .........................................         --            --           --              --
 Foreign currency transactions .......................................         (2)         (134)          --             (13)
                                                                          -------      --------        ------      ---------
   Net realized gain (loss) on investments and foreign
    currency transactions ............................................    $(3,849)      $42,843        $  --       $  20,432
                                                                          -------      --------        ------      ---------
Change in unrealized appreciation (depreciation)
 Investments .........................................................    $ 1,089       $63,065        $  --       $ (21,747)
 Written options .....................................................         --            --           --              --
 Translation of assets and liabilities in foreign currencies .........          7             5           --               2
                                                                          -------      --------        ------      ---------
  Net unrealized gain (loss) on investments and foreign
   currency translation ..............................................    $ 1,096       $63,070        $  --       $ (21,745)
                                                                          -------      --------        ------      ---------
   Net realized and unrealized gain (loss) on
    investments and foreign currency .................................    $(2,753)     $105,913        $  --       $  (1,313)
                                                                          -------      --------        ------      ---------
    Increase (decrease) in net assets from operations ................    $ 9,315      $104,005        $3,947      $   4,426
                                                                          =======      ========        ======      =========

                       See notes to financial statements.

Statements of Changes in Net Assets
(000 Omitted)


                                                     Capital Appreciation         Global Governments
                                                       Variable Account            Variable Account
                                                  --------------------------- --------------------------
                                                    Year Ended December 31,    Year Ended December 31,
                                                       1999          1998         1999         1998
                                                  ------------- ------------- ----------- --------------
Increase (decrease) in net assets:
From operations:
  Net investment income (loss) ..................   $ (10,931)    $ (10,453)   $    528      $   693
  Net realized gain (loss) on investments
   and foreign currency transactions ............     130,239       118,859        (239)       1,044
  Net unrealized gain (loss) on investments
   and foreign currency translation .............      87,329        60,814      (1,531)         872
                                                    ---------     ---------    --------      -------
   Increase (decrease) in net assets from
    operations ..................................   $ 206,637     $ 169,220    $ (1,242)     $ 2,609
                                                    ---------     ---------    --------      -------
Participant transactions:
 Accumulation activity:
  Purchase payments received ....................   $  19,435     $  22,857    $    858      $   959
  Net transfers between variable and fixed
   accumulation accounts ........................     (23,279)        1,573      (2,176)      (3,439)
  Withdrawals, surrenders, annuitizations and
   contract charges .............................     (92,454)      (76,838)     (2,986)      (3,661)
                                                    ---------     ---------    --------      -------
   Net accumulation activity ....................   $ (96,298)    $ (52,408)   $ (4,304)     $(6,141)
                                                    ---------     ---------    --------      -------
 Annuitization activity:
  Annuitizations ................................   $     766     $     712    $     39      $     9
  Annuity payments and contract charges .........      (1,105)         (943)        (50)         (48)
  Net transfers among accounts for annuity
   reserves .....................................          --           (20)        (51)          --
  Adjustments to annuity reserves ...............        (384)         (274)         31           (5)
                                                    ---------     ---------    --------      ----------
   Net annuitization activity ...................   $    (723)    $    (525)   $    (31)     $   (44)
                                                    ---------     ---------    --------      ---------
  Decrease in net assets from participant
   transactions .................................   $ (97,021)    $ (52,933)   $ (4,335)     $(6,185)
                                                    ---------     ---------    --------      ---------
   Total increase (decrease) in net assets ......   $ 109,616     $ 116,287    $ (5,577)     $(3,576)
Net assets:
 At beginning of period .........................     743,575       627,288      20,521       24,097
                                                    ---------     ---------    --------      ---------
 At end of period ...............................   $ 853,191     $ 743,575    $ 14,944      $20,521
                                                    =========     =========    ========      =========


                                                     Government Securities
                                                       Variable Account
                                                  ---------------------------
                                                    Year Ended December 31,
                                                       1999          1998
                                                  ------------- -------------
Increase (decrease) in net assets:
From operations:
  Net investment income (loss) ..................   $   8,695     $   8,565
  Net realized gain (loss) on investments
   and foreign currency transactions ............      (1,424)        2,697
  Net unrealized gain (loss) on investments
   and foreign currency translation .............     (12,570)        1,043
                                                    ---------     ---------
   Increase (decrease) in net assets from
    operations ..................................   $  (5,299)    $  12,305
                                                    ---------     ---------
Participant transactions:
 Accumulation activity:
  Purchase payments received ....................   $   3,260     $   4,155
  Net transfers between variable and fixed
   accumulation accounts ........................       5,805        (4,446)
  Withdrawals, surrenders, annuitizations and
   contract charges .............................     (26,185)      (27,280)
                                                    ---------     ---------
   Net accumulation activity ....................   $ (17,120)    $ (27,571)
                                                    ---------     ---------
 Annuitization activity:
  Annuitizations ................................   $     278     $     651
  Annuity payments and contract charges .........        (482)         (493)
  Net transfers among accounts for annuity
   reserves .....................................          --            --
  Adjustments to annuity reserves ...............          29          (114)
                                                    ---------     ---------
   Net annuitization activity ...................   $    (175)    $      44
                                                    ---------     ---------
  Decrease in net assets from participant
   transactions .................................   $ (17,295)    $ (27,527)
                                                    ---------     ---------
   Total increase (decrease) in net assets ......   $ (22,594)    $ (15,222)
Net assets:
 At beginning of period .........................     178,713       193,935
                                                    ---------     ---------
 At end of period ...............................   $ 156,119     $ 178,713
                                                    =========     =========

                       See notes to financial statements.

(000 Omitted)


                                                                                High Yield              Managed Sectors
                                                                             Variable Account          Variable Account
                                                                         ------------------------- -------------------------
                                                                          Year Ended December 31,   Year Ended December 31,
                                                                             1999         1998         1999         1998
                                                                         ------------ ------------ ------------ ------------
Increase (decrease) in net assets:
From operations:
  Net investment income (loss) .........................................  $  12,068    $  13,874    $  (1,908)   $  (1,930)
  Net realized gain (loss) on investments and foreign
   currency transactions ...............................................     (3,849)         981       42,843        1,901
  Net unrealized gain (loss) on investments and foreign
   currency translation ................................................      1,096      (13,784)      63,070       12,245
                                                                          ---------    ---------    ---------    ---------
   Increase in net assets from operations ..............................  $   9,315    $   1,071    $ 104,005    $  12,216
                                                                          ---------    ---------    ---------    ---------
Participant transactions:
 Accumulation activity:
  Purchase payments received ...........................................  $   2,632    $   4,025    $   7,734    $   8,772
  Net transfers between variable and fixed accumulation accounts .......     (7,896)     (38,434)      13,940       (3,980)
  Withdrawals, surrenders, annuitizations and contract charges .........    (22,130)     (21,276)     (22,020)     (13,633)
                                                                          ---------    ---------    ---------    ---------
   Net accumulation activity ...........................................  $ (27,394)   $ (55,685)   $    (346)   $  (8,841)
                                                                          ---------    ---------    ---------    ---------
 Annuitization activity:
  Annuitizations .......................................................  $     201    $     199    $     125    $     119
  Annuity payments and contract charges ................................       (413)        (398)        (157)         (85)
  Net transfers among accounts for annuity reserves ....................         53           --           --           --
  Adjustments to annuity reserves ......................................       (112)         (11)        (137)          70
                                                                          ---------    ---------    ---------    ---------
   Net annuitization activity ..........................................  $    (271)   $    (210)   $    (169)   $     104
                                                                          ---------    ---------    ---------    ---------
  Decrease in net assets from participant transactions .................  $ (27,665)   $ (55,895)   $    (515)   $  (8,737)
                                                                          ---------    ---------    ---------    ---------
   Total increase (decrease) in net assets .............................  $ (18,350)   $ (54,824)   $ 103,490    $   3,479
Net assets:
 At beginning of period ................................................    147,709      202,533      125,218      121,739
                                                                          ---------    ---------    ---------    ---------
 At end of period ......................................................  $ 129,359    $ 147,709    $ 228,708    $ 125,218
                                                                          =========    =========    =========    =========

                       See notes to financial statements.

(000 Omitted)


                                                                               Money Market                Total Return
                                                                             Variable Account            Variable Account
                                                                         ------------------------- ----------------------------
                                                                          Year Ended December 31,    Year Ended December 31,
                                                                             1999         1998           1999          1998
                                                                         ------------ ------------ --------------- ------------
Increase (decrease) in net assets:
From operations:
  Net investment income ................................................  $   3,947    $   4,272      $  5,739      $   6,725
  Net realized gain on investments and foreign currency
   transactions ........................................................         --           --        20,432         47,030
  Net unrealized loss on investments and foreign currency
   translation .........................................................         --           --       (21,745)       (22,774)
                                                                          ---------    ---------      --------      ---------
   Increase in net assets from operations ..............................  $   3,947    $   4,272      $  4,426      $  30,981
                                                                          ---------    ---------      --------      ---------
Participant transactions:
 Accumulation activity:
  Purchase payments received ...........................................  $   3,675    $   3,304      $ 12,582      $  15,109
  Net transfers between variable and fixed accumulation accounts .......     19,742       43,396        (7,811)           250
  Withdrawals, surrenders, annuitizations and contract charges .........    (29,454)     (30,191)      (50,581)       (42,128)
                                                                          ---------    ---------      --------      ---------
   Net accumulation activity ...........................................  $  (6,037)   $  16,509      $(45,810)     $ (26,769)
                                                                          ---------    ---------      --------      ---------
 Annuitization activity:
  Annuitizations .......................................................  $     326    $      23      $    364      $     102
  Annuity payments and contract charges ................................       (274)        (231)         (558)          (589)
  Net transfers among accounts for annuity reserves ....................        353          (62)           (1)            17
  Adjustments to annuity reserves ......................................        (61)         (64)          (21)           157
                                                                          ---------    ---------      --------      ---------
   Net annuitization activity ..........................................  $     344    $    (334)     $   (216)     $    (313)
                                                                          ---------    ---------      --------      ---------
  Increase (decrease) in net assets from participant transactions ......  $  (5,693)   $  16,175      $(46,026)     $ (27,082)
                                                                          ---------    ---------      --------      ---------
   Total increase (decrease) in net assets .............................  $  (1,746)   $  20,447      $(41,600)     $   3,899
Net assets:
 At beginning of period ................................................    132,894      112,447       320,805        316,906
                                                                          ---------    ---------      --------      ---------
 At end of period ......................................................  $ 131,148    $ 132,894      $279,205      $ 320,805
                                                                          =========    =========      ========      =========

                       See notes to financial statements.

Per Unit and Other Data


                                                                     Capital Appreciation Variable
                                                                                Account
                                                                   ---------------------------------
                                                                               Compass 2
                                                                   ---------------------------------
                                                                        Year Ended December 31,
                                                                   ---------------------------------
                                                                         1999             1998
                                                                   ---------------- ----------------
Per unit data:*
 Net asset value -- beginning of period ..........................    $ 70.4257        $ 55.3902
                                                                      ---------        ---------
 Investment income ...............................................    $  0.4013        $  0.3113
 Expenses ........................................................       1.5185           1.2754
                                                                      ---------        ---------
  Net investment loss ............................................    $ (1.1172)       $ (0.9641)
 Net realized and unrealized gain on investments
  and foreign currency transactions ..............................      22.9336          15.9996
                                                                      ---------        ---------
 Net increase in unit value ......................................    $ 21.8164        $ 15.0355
                                                                      ---------        ---------
 Unit value:
 Net asset value -- end of period ................................    $ 92.2421        $ 70.4257
                                                                      =========        =========
Ratios (to average net assets):
 Expenses+## .....................................................        0.76%            0.77%
 Net investment loss .............................................      (1.51)%          (1.55)%
Portfolio turnover ...............................................          85%              78%
Number of units outstanding at end of year (000 Omitted) .........        6,403            7,447


                                                                         Capital Appreciation Variable Account
                                                                   --------------------------------------------------
                                                                                       Compass 2
                                                                   --------------------------------------------------
                                                                                Year Ended December 31,
                                                                   --------------------------------------------------
                                                                         1997             1996             1995
                                                                   ---------------- ---------------- ----------------
Per unit data:*
 Net asset value -- beginning of period ..........................    $ 45.4107        $ 37.7151        $ 28.0107
                                                                      ---------        ---------        ---------
 Investment income ...............................................    $  0.3241        $  0.2861        $  0.3624
 Expenses ........................................................       1.0741           0.8695           0.6989
                                                                      ---------        ---------        ---------
  Net investment loss ............................................    $ (0.7500)       $ (0.5834)       $ (0.3365)
 Net realized and unrealized gain on investments
  and foreign currency transactions ..............................      10.7295           8.2790          10.0409
                                                                      ---------        ---------        ---------
 Net increase in unit value ......................................    $  9.9795        $  7.6956        $  9.7044
                                                                      ---------        ---------        ---------
 Unit value:
 Net asset value -- end of period ................................    $ 55.3902        $ 45.4107        $ 37.7151
                                                                      =========        =========        =========
Ratios (to average net assets):
 Expenses+## .....................................................        0.77%            0.78%            0.80%
 Net investment loss .............................................      (1.45)%          (1.41)%          (1.02)%
Portfolio turnover ...............................................          60%              66%              96%
Number of units outstanding at end of year (000 Omitted) .........        8,173            9,004           10,014

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.


                       See notes to financial statements.

                                                                      Capital Appreciation Variable
                                                                                 Account
                                                                   -----------------------------------
                                                                                Compass 3
                                                                   -----------------------------------
                                                                         Year Ended December 31,
                                                                   -----------------------------------
                                                                          1999              1998
                                                                   ----------------- -----------------
Per unit data:*
 Net asset value -- beginning of period ..........................    $  46.7129        $  36.7764
                                                                      ----------        ----------
 Investment income ...............................................    $   0.2614        $   0.2031
 Expenses ........................................................        1.0418            0.8753
                                                                      ----------        ----------
  Net investment loss ............................................    $  (0.7804)       $  (0.6722)
 Net realized and unrealized gain on investments and
  foreign currency transactions ..................................       15.1910           10.6087
                                                                      ----------        ----------
 Net increase in unit value ......................................    $  14.4106        $   9.9365
                                                                      ----------        ----------
 Unit value:
 Net asset value -- end of period ................................    $  61.1235        $  46.7129
                                                                      ==========        ==========
Ratios (to average net assets):
 Expenses+## .....................................................         0.76%             0.77%
 Net investment loss .............................................       (1.51)%           (1.55)%
Portfolio turnover ...............................................           85%               78%
Number of units outstanding at end of year (000 Omitted) .........         1,824             2,452



                                                                           Capital Appreciation Variable Account
                                                                   -----------------------------------------------------
                                                                                         Compass 3
                                                                   -----------------------------------------------------
                                                                                  Year Ended December 31,
                                                                   -----------------------------------------------------
                                                                          1997              1996              1995
                                                                   ----------------- ----------------- -----------------
Per unit data:*
 Net asset value -- beginning of period ..........................    $  30.1803        $  25.0907        $  18.6531
                                                                      ----------        ----------        ----------
 Investment income ...............................................    $   0.2107        $   0.1893        $   0.2402
 Expenses ........................................................        0.7383            0.6053            0.4847
                                                                      ----------        ----------        ----------
  Net investment loss ............................................    $  (0.5276)       $  (0.4160)       $  (0.2445)
 Net realized and unrealized gain on investments and
  foreign currency transactions ..................................        7.1237            5.5056            6.6821
                                                                      ----------        ----------        ----------
 Net increase in unit value ......................................    $   6.5961        $   5.0896        $   6.4376
                                                                      ----------        ----------        ----------
 Unit value:
 Net asset value -- end of period ................................    $  36.7764        $  30.1803        $  25.0907
                                                                      ==========        ==========        ==========
Ratios (to average net assets):
 Expenses+## .....................................................         0.77%             0.78%             0.80%
 Net investment loss .............................................       (1.45)%           (1.41)%           (1.02)%
Portfolio turnover ...............................................           60%               66%               96%
Number of units outstanding at end of year (000 Omitted) .........         2,953             3,721             4,272

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.


                       See notes to financial statements.

                                                                      Capital Appreciation Variable
                                                                                 Account
                                                                   -----------------------------------
                                                                           Compass 3 - Level 2
                                                                   -----------------------------------
                                                                         Year Ended December 31,
                                                                   -----------------------------------
                                                                          1999              1998
                                                                   ----------------- -----------------
Per unit data:*
 Net asset value -- beginning of period ..........................    $  19.2720        $  15.1500
                                                                      ----------        ----------
 Investment income ...............................................    $   0.1090        $   0.0850
 Expenses ........................................................        0.4089            0.3421
                                                                      ----------        ----------
  Net investment loss ............................................    $  (0.2999)       $  (0.2571)
 Net realized and unrealized gain on investments and
  foreign currency transactions ..................................        6.2825            4.3791
                                                                      ----------        ----------
 Net increase in unit value ......................................    $   5.9826        $   4.1220
                                                                      ----------        ----------
 Unit value:
 Net asset value -- end of period ................................    $  25.2546        $  19.2720
                                                                      ==========        ==========
Ratios (to average net assets):
 Expenses+## .....................................................         0.76%             0.77%
 Net investment loss .............................................       (1.51)%           (1.55)%
Portfolio turnover ...............................................           85%               78%
Number of units outstanding at end of year (000 Omitted) .........         5,632             5,055


                                                                             Capital Appreciation Variable Account
                                                                   -------------------------------------------------------
                                                                                      Compass 3 - Level 2
                                                                   -------------------------------------------------------
                                                                                                            Period Ended
                                                                                                            December 31,
                                                                          1997              1996               1995#
                                                                   ----------------- ----------------- -------------------
Per unit data:*
 Net asset value -- beginning of period ..........................    $  12.4143        $  10.3053         $   10.0000
                                                                      ----------        ----------         -----------
 Investment income ...............................................    $   0.0914        $   0.0790         $    0.0196
 Expenses ........................................................        0.2935            0.2370              0.0517
                                                                      ----------        ----------         -----------
  Net investment loss ............................................    $  (0.2021)       $  (0.1580)        $   (0.0321)
 Net realized and unrealized gain on investments and
  foreign currency transactions ..................................        2.9378            2.2670              0.3374
                                                                      ----------        ----------         -----------
 Net increase in unit value ......................................    $   2.7357        $   2.1090         $    0.3053
                                                                      ----------        ----------         -----------
 Unit value:
 Net asset value -- end of period ................................    $  15.1500        $  12.4143         $   10.3053
                                                                      ==========        ==========         ===========
Ratios (to average net assets):
 Expenses+## .....................................................         0.77%             0.78%               0.80%++
 Net investment loss .............................................       (1.45)%           (1.41)%             (1.02)%++
Portfolio turnover ...............................................           60%               66%                 96%
Number of units outstanding at end of year (000 Omitted) .........         3,971             2,494                 955

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
 # For the period from May 1, 1995, (commencement of Level 2 Units) through
   December 31, 1995.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.


                       See notes to financial statements.

                                                                    Global Governments Variable
                                                                              Account
                                                                   -----------------------------
                                                                             Compass 2
                                                                   -----------------------------
                                                                      Year Ended December 31,
                                                                   -----------------------------
                                                                        1999           1998
                                                                   -------------- --------------
Per unit data:*
 Net asset value -- beginning of period ..........................   $  20.8302     $ 18.2798
                                                                     ----------     ---------
 Investment income ...............................................   $   1.0947     $  1.0806
 Expenses ........................................................       0.4789        0.4506
                                                                     ----------     ---------
  Net investment income ..........................................   $   0.6158     $  0.6300
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................      (1.9871)       1.9204
                                                                     ----------     ---------
 Net increase (decrease) in unit value ...........................   $  (1.3713)    $  2.5504
                                                                     ----------     ---------
 Unit value:
 Net asset value -- end of period ................................   $  19.4589     $ 20.8302
                                                                     ==========     =========
Ratios (to average net assets):
 Expenses+## .....................................................        1.11%         1.08%
 Net investment income ...........................................        3.07%         3.33%
Portfolio turnover ...............................................         172%          306%
Number of units outstanding at end of year (000 Omitted) .........          212           296


                                                                       Global Governments Variable Account
                                                                   --------------------------------------------
                                                                                    Compass 2
                                                                   --------------------------------------------
                                                                             Year Ended December 31,
                                                                   --------------------------------------------
                                                                        1997           1996           1995
                                                                   -------------- -------------- --------------
Per unit data:*
 Net asset value -- beginning of period ..........................    $ 18.6786      $ 18.1095     $ 15.8337
                                                                      ---------      ---------     ---------
 Investment income ...............................................    $  1.1566      $  1.2469     $  1.3112
 Expenses ........................................................       0.4192         0.4084        0.3863
                                                                      ---------      ---------     ---------
  Net investment income ..........................................    $  0.7374      $  0.8385     $  0.9249
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................      (1.1362)       (0.2694)       1.3509
                                                                      ---------      ---------     ---------
 Net increase (decrease) in unit value ...........................    $ (0.3988)     $  0.5691     $  2.2758
                                                                      ---------      ---------     ---------
 Unit value:
 Net asset value -- end of period ................................    $ 18.2798      $ 18.6786     $ 18.1095
                                                                      =========      =========     =========
Ratios (to average net assets):
 Expenses+## .....................................................        1.05%          1.00%         1.00%
 Net investment income ...........................................        3.95%          4.54%         5.25%
Portfolio turnover ...............................................         338%           397%          330%
Number of units outstanding at end of year (000 Omitted) .........          435            588           824

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
## Ratios do not reflect expense reductions from certain expense offset arrangements.


                       See notes to financial statements.

                                                                    Global Governments Variable
                                                                              Account
                                                                   -----------------------------
                                                                             Compass 3
                                                                   -----------------------------
                                                                      Year Ended December 31,
                                                                   -----------------------------
                                                                        1999           1998
                                                                   -------------- --------------
Per unit data:*
 Net asset value -- beginning of period ..........................   $  20.4924    $  18.0103
                                                                     ----------    ----------
 Investment income ...............................................   $   0.9861    $   1.0464
 Expenses ........................................................       0.4427        0.4279
                                                                     ----------    ----------
  Net investment income ..........................................   $   0.5434    $   0.6185
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................      (1.9209)       1.8636
                                                                     ----------    ----------
 Net increase (decrease) in unit value ...........................   $  (1.3775)   $   2.4821
                                                                     ----------    ----------
 Unit value:
 Net asset value -- end of period ................................   $  19.1149    $  20.4924
                                                                     ==========    ==========
Ratios (to average net assets):
 Expenses+## .....................................................        1.11%         1.08%
 Net investment income ...........................................        3.07%         3.33%
Portfolio turnover ...............................................         172%          306%
Number of units outstanding at end of year (000 Omitted) .........          186           290



                                                                       Global Governments Variable Account
                                                                   --------------------------------------------
                                                                                    Compass 3
                                                                   --------------------------------------------
                                                                             Year Ended December 31,
                                                                   --------------------------------------------
                                                                        1997           1996           1995
                                                                   -------------- -------------- --------------
Per unit data:*
 Net asset value -- beginning of period ..........................   $  18.4308     $  17.8962    $  15.6705
                                                                     ----------     ----------    ----------
 Investment income ...............................................   $   1.1298     $   1.2367    $   1.3045
 Expenses ........................................................       0.4390         0.4322        0.4086
                                                                     ----------     ----------    ----------
  Net investment income ..........................................   $   0.6908     $   0.8045    $   0.8959
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................      (1.1113)       (0.2699)       1.3298
                                                                     ----------     ----------    ----------
 Net increase (decrease) in unit value ...........................   $  (0.4205)    $   0.5346    $   2.2257
                                                                     ----------     ----------    ----------
 Unit value:
 Net asset value -- end of period ................................   $  18.0103     $  18.4308    $  17.8962
                                                                     ==========     ==========    ==========
Ratios (to average net assets):
 Expenses+## .....................................................        1.05%          1.00%         1.00%
 Net investment income ...........................................        3.95%          4.54%         5.25%
Portfolio turnover ...............................................         338%           397%          330%
Number of units outstanding at end of year (000 Omitted) .........          500            789          1021

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
## Ratios do not reflect expense reductions from certain expense offset arrangements.


                       See notes to financial statements.

                                                                               Global Governments Variable Account
                                                                   -----------------------------------------------------------
                                                                                       Compass 3 - Level 2
                                                                   -----------------------------------------------------------
                                                                                     Year Ended December 31,
                                                                   -----------------------------------------------------------
                                                                        1999           1998           1997           1996
                                                                   -------------- -------------- -------------- --------------
Per unit data:*
 Net asset value -- beginning of period ..........................   $  11.9139    $   10.4553     $  10.6836    $   10.3582
                                                                     ----------    -----------     ----------    -----------
 Investment income ...............................................   $   1.8262    $    0.6269     $   0.6710    $    0.7308
 Expenses ........................................................       0.7827         0.2531         0.2440         0.2391
                                                                     ----------    -----------     ----------    -----------
  Net investment income ..........................................   $   1.0435    $    0.3738     $   0.4270    $    0.4917
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................      (1.8278)        1.0848        (0.6553)       (0.1663)
                                                                     ----------    -----------     ----------    -----------
 Net increase (decrease) in unit value ...........................   $  (0.7843)   $    1.4586     $  (0.2283)   $    0.3254
                                                                     ----------    -----------     ----------    -----------
 Unit value:
 Net asset value -- end of period ................................   $  11.1296    $   11.9139     $  10.4553    $   10.6836
                                                                     ==========    ===========     ==========    ===========
Ratios (to average net assets):
 Expenses+## .....................................................        1.11%          1.08%          1.05%          1.00%
 Net investment income ...........................................        3.07%          3.33%          3.95%          4.54%
Portfolio turnover ...............................................         172%           306%           338%           397%
Number of units outstanding at end of year (000 Omitted) .........          641            695            670            563


                                                                   Global Governments
                                                                     Variable Account
                                                                   -------------------
                                                                   Compass 3 - Level 2
                                                                   -------------------
                                                                       Period Ended
                                                                       December 31,
                                                                          1995#
                                                                   -------------------
Per unit data:*
 Net asset value -- beginning of period ..........................     $  10.0000
                                                                       ----------
 Investment income ...............................................     $   0.1819
 Expenses ........................................................         0.0554
                                                                       ----------
  Net investment income ..........................................     $   0.1265
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................         0.2317
                                                                       ----------
 Net increase (decrease) in unit value ...........................     $   0.3582
                                                                       ----------
 Unit value:
 Net asset value -- end of period ................................     $  10.3582
                                                                       ==========
Ratios (to average net assets):
 Expenses+## .....................................................          1.00%++
 Net investment income ...........................................          5.25%++
Portfolio turnover ...............................................           330%
Number of units outstanding at end of year (000 Omitted) .........            316

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
 # For the period from May 1, 1995, (commencement of Level 2 Units) through
   December 31, 1995.
## Ratios do not reflect expense reductions from certain expense offset arrangements.


                       See notes to financial statements.

                                                                   Government Securities Variable
                                                                              Account
                                                                   -----------------------------
                                                                             Compass 2
                                                                   -----------------------------
                                                                      Year Ended December 31,
                                                                   -----------------------------
                                                                        1999           1998
                                                                   -------------- --------------
Per unit data:*
 Net asset value -- beginning of period ..........................   $  29.4179    $   27.5372
                                                                     ----------    -----------
 Investment income ...............................................   $   2.0534    $    1.8835
 Expenses ........................................................       0.5578         0.5450
                                                                     ----------    -----------
  Net investment income ..........................................   $   1.4956    $    1.3385
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................      (2.3902)        0.5422
                                                                     ----------    -----------
 Net increase (decrease) in unit value ...........................   $  (0.8946)   $    1.8807
                                                                     ----------    -----------
 Unit value:
 Net asset value -- end of period ................................   $  28.5233    $   29.4179
                                                                     ==========    ===========
Ratios (to average net assets):
 Expenses+## .....................................................        0.63%          0.62%
 Net investment income ...........................................        5.06%          4.61%
Portfolio turnover ...............................................          75%           137%
Number of units outstanding at end of year (000 Omitted) .........        4,228          4,751



                                                                      Government Securities Variable Account
                                                                   --------------------------------------------
                                                                                    Compass 2
                                                                   --------------------------------------------
                                                                             Year Ended December 31,
                                                                   --------------------------------------------
                                                                        1997           1996           1995
                                                                   -------------- -------------- --------------
Per unit data:*
 Net asset value -- beginning of period ..........................  $   25.6724    $   25.5791    $   22.0031
                                                                    -----------    -----------    -----------
 Investment income ...............................................  $    1.9396    $    1.9022    $    1.7836
 Expenses ........................................................       0.5159         0.4873         0.4564
                                                                    -----------    -----------    -----------
  Net investment income ..........................................  $    1.4237    $    1.4149    $    1.3272
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................       0.4411        (1.3216)        2.2488
                                                                    -----------    -----------    -----------
 Net increase (decrease) in unit value ...........................  $    1.8648    $    0.0933    $    3.5760
                                                                    -----------    -----------    -----------
 Unit value:
 Net asset value -- end of period ................................  $   27.5372    $   25.6724    $   25.5791
                                                                    ===========    ===========    ===========
Ratios (to average net assets):
 Expenses+## .....................................................        0.66%          0.62%          0.63%
 Net investment income ...........................................        5.31%          5.53%          5.51%
Portfolio turnover ...............................................         168%            39%            80%
Number of units outstanding at end of year (000 Omitted) .........        5,613          7,255          8,361

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
## Ratios do not reflect expense reductions from certain expense offset arrangements.


                       See notes to financial statements.

                                                                   Government Securities Variable
                                                                              Account
                                                                   -----------------------------
                                                                             Compass 3
                                                                   -----------------------------
                                                                      Year Ended December 31,
                                                                   -----------------------------
                                                                        1999           1998
                                                                   -------------- --------------
Per unit data:*
 Net asset value -- beginning of period ..........................   $  20.6717     $ 19.3693
                                                                     ----------     ---------
 Investment income ...............................................   $   1.4104     $  1.3267
 Expenses ........................................................       0.4065        0.4061
                                                                     ----------     ---------
  Net investment income ..........................................   $   1.0039     $  0.9206
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................      (1.6523)       0.3818
                                                                     ----------     ---------
 Net increase (decrease) in unit value ...........................   $  (0.6484)    $  1.3024
                                                                     ----------     ---------
 Unit value:
 Net asset value -- end of period ................................   $  20.0233     $ 20.6717
                                                                     ==========     =========
Ratios (to average net assets):
 Expenses+## .....................................................        0.63%         0.62%
 Net investment income ...........................................        5.06%         4.61%
Portfolio turnover ...............................................          75%          137%
Number of units outstanding at end of year (000 Omitted) .........          701           851


                                                                      Government Securities Variable Account
                                                                   --------------------------------------------
                                                                                    Compass 3
                                                                   --------------------------------------------
                                                                             Year Ended December 31,
                                                                   --------------------------------------------
                                                                        1997           1996           1995
                                                                   -------------- -------------- --------------
Per unit data:*
 Net asset value -- beginning of period ..........................  $   18.0755    $   18.0278    $   15.5227
                                                                    -----------    -----------    -----------
 Investment income ...............................................  $    1.3696    $    1.3222    $    1.2529
 Expenses ........................................................       0.3848         0.3586         0.3385
                                                                    -----------    -----------    -----------
  Net investment income ..........................................  $    0.9848    $    0.9636    $    0.9144
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................       0.3090        (0.9159)        1.5907
                                                                    -----------    -----------    -----------
 Net increase (decrease) in unit value ...........................  $    1.2938    $    0.0477    $    2.5051
                                                                    -----------    -----------    -----------
 Unit value:
 Net asset value -- end of period ................................  $   19.3693    $   18.0755    $   18.0278
                                                                    ===========    ===========    ===========
Ratios (to average net assets):
 Expenses+## .....................................................        0.66%          0.62%          0.63%
 Net investment income ...........................................        5.31%          5.53%          5.51%
Portfolio turnover ...............................................         168%            39%            80%
Number of units outstanding at end of year (000 Omitted) .........        1,129          1,549          1,888

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
## Ratios do not reflect expense reductions from certain expense offset arrangements.


                       See notes to financial statements.

                                                                             Government Securities Variable Account
                                                                   -----------------------------------------------------------
                                                                                       Compass 3 - Level 2
                                                                   -----------------------------------------------------------
                                                                                     Year Ended December 31,
                                                                   -----------------------------------------------------------
                                                                        1999           1998           1997           1996
                                                                   -------------- -------------- -------------- --------------
Per unit data:*
 Net asset value -- beginning of period ..........................   $  11.9984    $   11.2258    $   10.4604    $   10.4172
                                                                     ----------    -----------    -----------    -----------
 Investment income ...............................................   $   0.8333    $    0.7608    $    0.7931    $    0.7931
 Expenses ........................................................       0.2227         0.2176         0.2102         0.1966
                                                                     ----------    -----------    -----------    -----------
  Net investment income ..........................................   $   0.6106    $    0.5432    $    0.5829    $    0.5965
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................      (0.9696)        0.2294         0.1825        (0.5533)
                                                                     ----------    -----------    -----------    -----------
 Net increase (decrease) in unit value ...........................   $  (0.3590)   $    0.7726    $    0.7654    $    0.0432
                                                                     ----------    -----------    -----------    -----------
 Unit value:
 Net asset value -- end of period ................................   $  11.6394    $   11.9984    $   11.2258    $   10.4604
                                                                     ==========    ===========    ===========    ===========
Ratios (to average net assets):
 Expenses+## .....................................................        0.63%          0.62%          0.66%          0.62%
 Net investment income ...........................................        5.06%          4.61%          5.31%          5.53%
Portfolio turnover ...............................................          75%           137%           168%            39%
Number of units outstanding at end of year (000 Omitted) .........        1,641          1,532          1,319          1,079



                                                                       Government
                                                                    Securities Variable
                                                                         Account
                                                                   -------------------
                                                                   Compass 3 - Level 2
                                                                   -------------------
                                                                       Period Ended
                                                                       December 31,
                                                                          1995#
                                                                   -------------------
Per unit data:*
 Net asset value -- beginning of period ..........................      $ 10.0000
                                                                        ---------
 Investment income ...............................................      $  0.1868
 Expenses ........................................................         0.0478
                                                                        ---------
  Net investment income ..........................................      $  0.1390
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................         0.2782
                                                                        ---------
 Net increase (decrease) in unit value ...........................      $  0.4172
                                                                        ---------
 Unit value:
 Net asset value -- end of period ................................      $ 10.4172
                                                                        =========
Ratios (to average net assets):
 Expenses+## .....................................................          0.63%++
 Net investment income ...........................................          5.51%++
Portfolio turnover ...............................................            80%
Number of units outstanding at end of year (000 Omitted) .........            608

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
 # For the period from May 1, 1995, (commencement of Level 2 Units) through
   December 31, 1995.
## Ratios do not reflect expense reductions from certain expense offset arrangements.


                       See notes to financial statements.

                                                                    High Yield Variable Account
                                                                   -----------------------------
                                                                             Compass 2
                                                                   -----------------------------
                                                                      Year Ended December 31,
                                                                   -----------------------------
                                                                        1999           1998
                                                                   -------------- --------------
Per unit data:*
 Net asset value -- beginning of period ..........................  $   31.9732     $  32.6450
                                                                    -----------     ----------
 Investment income ...............................................  $    3.4237     $   3.3038
 Expenses ........................................................       0.7284         0.7062
                                                                    -----------     ----------
  Net investment income ..........................................  $    2.6953     $   2.5976
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................      (1.0388)       (3.2694)
                                                                    -----------     ----------
 Net increase (decrease) in unit value ...........................  $    1.6565     $  (0.6718)
                                                                    -----------     ----------
 Unit value:
 Net asset value -- end of period ................................  $   33.6297     $  31.9732
                                                                    ===========     ==========
Ratios (to average net assets):
 Expenses+## .....................................................        0.90%          0.86%
 Net investment income ...........................................        7.93%          7.66%
Portfolio turnover ...............................................         153%           174%
Number of units outstanding at end of year (000 Omitted) .........        3,065          3,667



                                                                           High Yield Variable Account
                                                                   --------------------------------------------
                                                                                    Compass 2
                                                                   --------------------------------------------
                                                                             Year Ended December 31,
                                                                   --------------------------------------------
                                                                        1997           1996           1995
                                                                   -------------- -------------- --------------
Per unit data:*
 Net asset value -- beginning of period ..........................  $   29.0656    $   26.1493    $   22.6776
                                                                    -----------    -----------    -----------
 Investment income ...............................................  $    3.0237    $    2.7199    $    2.5137
 Expenses ........................................................       0.6627         0.6035         0.5356
                                                                    -----------    -----------    -----------
  Net investment income ..........................................  $    2.3610    $    2.1164    $    1.9781
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................       1.2184         0.7999         1.4936
                                                                    -----------    -----------    -----------
 Net increase (decrease) in unit value ...........................  $    3.5794    $    2.9163    $    3.4717
                                                                    -----------    -----------    -----------
 Unit value:
 Net asset value -- end of period ................................  $   32.6450    $   29.0656    $   26.1493
                                                                    ===========    ===========    ===========
Ratios (to average net assets):
 Expenses+## .....................................................        0.86%          0.88%          0.88%
 Net investment income ...........................................        7.47%          7.59%          7.91%
Portfolio turnover ...............................................         164%           108%            88%
Number of units outstanding at end of year (000 Omitted) .........        4,424          4,956          5,649

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
## Ratios do not reflect expense reductions from certain expense offset arrangements.


                       See notes to financial statements.

                                                                    High Yield Variable Account
                                                                   -----------------------------
                                                                             Compass 3
                                                                   -----------------------------
                                                                      Year Ended December 31,
                                                                   -----------------------------
                                                                        1999           1998
                                                                   -------------- --------------
Per unit data:*
 Net asset value -- beginning of period ..........................  $   23.6325     $  24.1529
                                                                    -----------     ----------
 Investment income ...............................................  $    2.4510     $   2.3041
 Expenses ........................................................       0.5524         0.5257
                                                                    -----------     ----------
  Net investment income ..........................................  $    1.8986     $   1.7784
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................      (0.6987)       (2.2988)
                                                                    -----------     ----------
 Net increase (decrease) in unit value ...........................  $    1.1999     $  (0.5204)
                                                                    -----------     ----------
 Unit value:
 Net asset value -- end of period ................................  $   24.8324     $  23.6325
                                                                    ===========     ==========
Ratios (to average net assets):
 Expenses+## .....................................................        0.90%          0.86%
 Net investment income ...........................................        7.93%          7.66%
Portfolio turnover ...............................................         153%           174%
Number of units outstanding at end of year (000 Omitted) .........          427            665



                                                                           High Yield Variable Account
                                                                   --------------------------------------------
                                                                                    Compass 3
                                                                   --------------------------------------------
                                                                             Year Ended December 31,
                                                                   --------------------------------------------
                                                                        1997           1996           1995
                                                                   -------------- -------------- --------------
Per unit data:*
 Net asset value -- beginning of period ..........................  $   21.5259    $   19.3854    $   16.8283
                                                                    -----------    -----------    -----------
 Investment income ...............................................  $    2.2363    $    1.9450    $    1.8912
 Expenses ........................................................       0.5196         0.4432         0.4253
                                                                    -----------    -----------    -----------
  Net investment income ..........................................  $    1.7167    $    1.5018    $    1.4659
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................       0.9103         0.6387         1.0912
                                                                    -----------    -----------    -----------
 Net increase (decrease) in unit value ...........................  $    2.6270    $    2.1405    $    2.5571
                                                                    -----------    -----------    -----------
 Unit value:
 Net asset value -- end of period ................................  $   24.1529    $   21.5259    $   19.3854
                                                                    ===========    ===========    ===========
Ratios (to average net assets):
 Expenses+## .....................................................        0.86%          0.88%          0.88%
 Net investment income ...........................................        7.47%          7.59%          7.91%
Portfolio turnover ...............................................         164%           108%            88%
Number of units outstanding at end of year (000 Omitted) .........        1,209          1,438          1,913

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
## Ratios do not reflect expense reductions from certain expense offset arrangements.


                       See notes to financial statements.

                                                                                   High Yield Variable Account
                                                                   -----------------------------------------------------------
                                                                                       Compass 3 - Level 2
                                                                   -----------------------------------------------------------
                                                                                     Year Ended December 31,
                                                                   -----------------------------------------------------------
                                                                        1999           1998           1997           1996
                                                                   -------------- -------------- -------------- --------------
Per unit data:*
 Net asset value -- beginning of period ..........................  $   12.5366     $  12.7936    $   11.3852    $   10.2377
                                                                    -----------     ----------    -----------    -----------
 Investment income ...............................................  $    1.4140     $   1.1776    $    1.1903    $    0.9246
 Expenses ........................................................       0.2960         0.2556         0.2584         0.2033
                                                                    -----------     ----------    -----------    -----------
  Net investment income ..........................................  $    1.1180     $   0.9220    $    0.9319    $    0.7213
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................      (0.4620)       (1.1790)        0.4765         0.4262
                                                                    -----------     ----------    -----------    -----------
 Net increase (decrease) in unit value ...........................  $    0.6560     $  (0.2570)   $    1.4084    $    1.1475
                                                                    -----------     ----------    -----------    -----------
 Unit value:
 Net asset value -- end of period ................................  $   13.1926     $  12.5366    $   12.7936    $   11.3852
                                                                    ===========     ==========    ===========    ===========
Ratios (to average net assets):
 Expenses+## .....................................................        0.90%          0.86%          0.86%          0.88%
 Net investment income ...........................................        7.93%          7.66%          7.47%          7.59%
Portfolio turnover ...............................................         153%           174%           164%           108%
Number of units outstanding at end of year (000 Omitted) .........        1,001            971          2,042          1,819



                                                                   High Yield Variable
                                                                         Account
                                                                   -------------------
                                                                   Compass 3 - Level 2
                                                                   -------------------
                                                                       Period Ended
                                                                       December 31,
                                                                          1995#
                                                                   -------------------
Per unit data:*
 Net asset value -- beginning of period ..........................     $  10.0000
                                                                       ----------
 Investment income ...............................................     $   0.3803
 Expenses ........................................................         0.0765
                                                                       ----------
  Net investment income ..........................................     $   0.3038
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................        (0.0661)
                                                                       ----------
 Net increase (decrease) in unit value ...........................     $   0.2377
                                                                       ----------
 Unit value:
 Net asset value -- end of period ................................     $  10.2377
                                                                       ==========
Ratios (to average net assets):
 Expenses+## .....................................................          0.88%++
 Net investment income ...........................................          7.91%++
Portfolio turnover ...............................................            88%
Number of units outstanding at end of year (000 Omitted) .........          1,368

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
 # For the period from May 1, 1995, (commencement of Level 2 Units) through
   December 31, 1995.
## Ratios do not reflect expense reductions from certain expense offset arrangements.


                       See notes to financial statements.

                                                                    Managed Sectors Variable Account
                                                                   -----------------------------------
                                                                                Compass 2
                                                                   -----------------------------------
                                                                         Year Ended December 31,
                                                                   -----------------------------------
                                                                          1999              1998
                                                                   ----------------- -----------------
Per unit data:*
 Net asset value -- beginning of period ..........................    $  50.4880        $  45.4522
                                                                      ----------        ----------
 Investment income ...............................................    $   0.4931        $   0.2611
 Expenses ........................................................        1.2364            0.9850
                                                                      ----------        ----------
  Net investment loss ............................................    $  (0.7433)       $  (0.7239)
 Net realized and unrealized gain on investments and
  foreign currency transactions ..................................       43.1200            5.7597
                                                                      ----------        ----------
 Net increase in unit value ......................................    $  42.3767        $   5.0358
                                                                      ----------        ----------
 Unit value:
 Net asset value -- end of period ................................    $  92.8647        $  50.4880
                                                                      ==========        ==========
Ratios (to average net assets):
 Expenses+## .....................................................         0.84%             0.84%
 Net investment loss .............................................       (1.30)%           (1.59)%
Portfolio turnover ...............................................          417%              159%
Number of units outstanding at end of year (000 Omitted) .........           686               681



                                                                             Managed Sectors Variable Account
                                                                   -----------------------------------------------------
                                                                                         Compass 2
                                                                   -----------------------------------------------------
                                                                                  Year Ended December 31,
                                                                   -----------------------------------------------------
                                                                          1997              1996              1995
                                                                   ----------------- ----------------- -----------------
Per unit data:*
 Net asset value -- beginning of period ..........................    $  36.5900        $  31.3870        $  23.9044
                                                                      ----------        ----------        ----------
 Investment income ...............................................    $   0.2406        $   0.2838        $   0.3277
 Expenses ........................................................        0.8842            0.7089            0.6066
                                                                      ----------        ----------        ----------
  Net investment loss ............................................    $  (0.6436)       $  (0.4251)       $  (0.2789)
 Net realized and unrealized gain on investments and
  foreign currency transactions ..................................        9.5058            5.6281            7.7615
                                                                      ----------        ----------        ----------
 Net increase in unit value ......................................    $   8.8622        $   5.2030        $   7.4826
                                                                      ----------        ----------        ----------
 Unit value:
 Net asset value -- end of period ................................    $  45.4522        $  36.5900        $  31.3870
                                                                      ==========        ==========        ==========
Ratios (to average net assets):
 Expenses+## .....................................................         0.85%             0.85%             0.87%
 Net investment loss .............................................       (1.60)%           (1.36)%           (1.07)%
Portfolio turnover ...............................................          103%               64%              115%
Number of units outstanding at end of year (000 Omitted) .........          736                729               788

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.


                       See notes to financial statements.

                                                                    Managed Sectors Variable Account
                                                                   -----------------------------------
                                                                                Compass 3
                                                                   -----------------------------------
                                                                         Year Ended December 31,
                                                                   -----------------------------------
                                                                          1999              1998
                                                                   ----------------- -----------------
Per unit data:*
 Net asset value -- beginning of period ..........................    $  50.0213        $  45.0995
                                                                      ----------        ----------
 Investment income ...............................................    $   0.4727        $   0.2543
 Expenses ........................................................        1.2902            1.0369
                                                                      ----------        ----------
  Net investment loss ............................................    $  (0.8175)       $  (0.7826)
 Net realized and unrealized gain on investments and
  foreign currency transactions ..................................       42.6665            5.7044
                                                                      ----------        ----------
 Net increase in unit value ......................................    $  41.8490        $   4.9218
                                                                      ----------        ----------
 Unit value:
 Net asset value -- end of period ................................    $  91.8703        $  50.0213
                                                                      ==========        ==========
Ratios (to average net assets):
 Expenses+## .....................................................         0.84%             0.84%
 Net investment loss .............................................       (1.30)%           (1.59)%
Portfolio turnover ...............................................          417%              159%
Number of units outstanding at end of year (000 Omitted) .........           785               988



                                                                             Managed Sectors Variable Account
                                                                   -----------------------------------------------------
                                                                                         Compass 3
                                                                   -----------------------------------------------------
                                                                                  Year Ended December 31,
                                                                   -----------------------------------------------------
                                                                          1997              1996              1995
                                                                   ----------------- ----------------- -----------------
Per unit data:*
 Net asset value -- beginning of period ..........................    $  36.3604        $  31.2371        $  23.8258
                                                                      ----------        ----------        ----------
 Investment income ...............................................    $   0.2328        $   0.2830        $   0.3259
 Expenses ........................................................        0.9264            0.7511            0.6452
                                                                      ----------        ----------        ----------
  Net investment loss ............................................    $  (0.6936)       $  (0.4681)       $  (0.3193)
 Net realized and unrealized gain on investments and
  foreign currency transactions ..................................        9.4327            5.5914            7.7306
                                                                      ----------        ----------        ----------
 Net increase in unit value ......................................    $   8.7391        $   5.1233        $   7.4113
                                                                      ----------        ----------        ----------
 Unit value:
 Net asset value -- end of period ................................    $  45.0995        $  36.3604        $  31.2371
                                                                      ==========        ==========        ==========
Ratios (to average net assets):
 Expenses+## .....................................................         0.85%             0.85%             0.87%
 Net investment loss .............................................       (1.60)%           (1.36)%           (1.07)%
Portfolio turnover ...............................................          103%               64%              115%
Number of units outstanding at end of year (000 Omitted) .........         1,258             1,552             1,729

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.


                       See notes to financial statements.

                                                                    Managed Sectors Variable Account
                                                                   -----------------------------------
                                                                           Compass 3 - Level 2
                                                                   -----------------------------------
                                                                         Year Ended December 31,
                                                                   -----------------------------------
                                                                          1999              1998
                                                                   ----------------- -----------------
Per unit data:*
 Net asset value -- beginning of period ..........................    $  16.0677        $  14.4652
                                                                      ----------        ----------
 Investment income ...............................................    $   0.1592        $   0.0880
 Expenses ........................................................        0.4006            0.3308
                                                                      ----------        ----------
  Net investment loss ............................................    $  (0.2414)       $  (0.2428)
 Net realized and unrealized gain on investments and
  foreign currency transactions ..................................       13.7276            1.8453
                                                                      ----------        ----------
 Net increase (decrease) in unit value ...........................    $  13.4862        $   1.6025
                                                                      ----------        ----------
 Unit value:
 Net asset value -- end of period ................................    $  29.5539        $  16.0677
                                                                      ==========        ==========
Ratios (to average net assets):
 Expenses+## .....................................................         0.84%             0.84%
 Net investment loss .............................................       (1.30)%           (1.59)%
Portfolio turnover ...............................................          417%              159%
Number of units outstanding at end of year (000 Omitted) .........         3,115             2,542



                                                                               Managed Sectors Variable Account
                                                                   --------------------------------------------------------
                                                                                      Compass 3 - Level 2
                                                                   --------------------------------------------------------
                                                                         Year Ended December 31,            Period Ended
                                                                   -----------------------------------      December 31,
                                                                          1997              1996               1995#
                                                                   ----------------- ----------------- --------------------
Per unit data:*
 Net asset value -- beginning of period ..........................    $  11.6449        $   9.9892         $   10.0000
                                                                      ----------        ----------         -----------
 Investment income ...............................................    $   0.0831        $   0.0873         $    0.0231
 Expenses ........................................................        0.3015            0.2287              0.0539
                                                                      ----------        ----------         -----------
  Net investment loss ............................................    $  (0.2184)       $  (0.1414)        $   (0.0308)
 Net realized and unrealized gain on investments and
  foreign currency transactions ..................................        3.0387            1.7971              0.0200
                                                                      ----------        ----------         -----------
 Net increase (decrease) in unit value ...........................    $   2.8203        $   1.6557         $   (0.0108)
                                                                      ----------        ----------         -----------
 Unit value:
 Net asset value -- end of period ................................    $  14.4652        $  11.6449         $    9.9892
                                                                      ==========        ==========         ===========
Ratios (to average net assets):
 Expenses+## .....................................................         0.85%             0.85%               0.87%++
 Net investment loss .............................................       (1.60)%           (1.36)%             (1.07)%++
Portfolio turnover ...............................................          103%               64%                115%
Number of units outstanding at end of year (000 Omitted) .........         2,156             1,204                 418

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
 # For the period from May 1, 1995, (commencement of Level 2 Units) through
   December 31, 1995.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.


                       See notes to financial statements.

                                                                   Money Market Variable Account
                                                                   -----------------------------
                                                                             Compass 2
                                                                   -----------------------------
                                                                      Year Ended December 31,
                                                                   -----------------------------
                                                                        1999           1998
                                                                   -------------- --------------
Per unit data:*
 Net asset value -- beginning of period ..........................  $   18.3907    $   17.7451
                                                                    -----------    -----------
 Investment income ...............................................  $    0.9598    $    0.9924
 Expenses ........................................................       0.3536         0.3468
                                                                    -----------    -----------
  Net investment income ..........................................  $    0.6062    $    0.6456
                                                                    -----------    -----------
 Net increase in unit value ......................................  $    0.6062    $    0.6456
                                                                    -----------    -----------
 Unit value:
 Net asset value -- end of period ................................  $   18.9969    $   18.3907
                                                                    ===========    ===========
Ratios (to average net assets):
 Expenses+## .....................................................        0.58%          0.59%
 Net investment loss .............................................        3.25%          3.58%
Number of units outstanding at end of year (000 Omitted) .........        3,749          4,123



                                                                          Money Market Variable Account
                                                                   --------------------------------------------
                                                                                    Compass 2
                                                                   --------------------------------------------
                                                                             Year Ended December 31,
                                                                   --------------------------------------------
                                                                        1997           1996           1995
                                                                   -------------- -------------- --------------
Per unit data:*
 Net asset value -- beginning of period ..........................  $   17.1109    $   16.5213    $   15.8699
                                                                    -----------    -----------    -----------
 Investment income ...............................................  $    0.9600    $    0.9058    $    0.9560
 Expenses ........................................................       0.3258         0.3162         0.3046
                                                                    -----------    -----------    -----------
  Net investment income ..........................................  $    0.6342    $    0.5896    $    0.6514
                                                                    -----------    -----------    -----------
 Net increase in unit value ......................................  $    0.6342    $    0.5896    $    0.6514
                                                                    -----------    -----------    -----------
 Unit value:
 Net asset value -- end of period ................................  $   17.7451    $   17.1109    $   16.5213
                                                                    ===========    ===========    ===========
Ratios (to average net assets):
 Expenses+## .....................................................        0.59%          0.58%          0.58%
 Net investment loss .............................................        3.56%          3.49%          4.00%
Number of units outstanding at end of year (000 Omitted) .........        4,639          5,208          6,501

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
## Ratios do not reflect expense reductions from certain expense offset arrangements.


                       See notes to financial statements.

                                                                   Money Market Variable Account
                                                                   -----------------------------
                                                                             Compass 3
                                                                   -----------------------------
                                                                      Year Ended December 31,
                                                                   -----------------------------
                                                                        1999           1998
                                                                   -------------- --------------
Per unit data:*
 Net asset value -- beginning of period ..........................  $   15.1544    $   14.6369
                                                                    -----------    -----------
 Investment income ...............................................  $    0.7807    $    0.8199
 Expenses ........................................................       0.2967         0.3024
                                                                    -----------    -----------
  Net investment income ..........................................  $    0.4840    $    0.5175
                                                                    -----------    -----------
 Net increase in unit value ......................................  $    0.4840    $    0.5175
                                                                    -----------    -----------
 Unit value:
 Net asset value -- end of period ................................  $   15.6384    $   15.1544
                                                                    ===========    ===========
Ratios (to average net assets):
 Expenses+## .....................................................        0.58%          0.59%
 Net investment income ...........................................        3.25%          3.58%
Number of units outstanding at end of year (000 Omitted) .........          863          1,370



                                                                          Money Market Variable Account
                                                                   --------------------------------------------
                                                                                    Compass 3
                                                                   --------------------------------------------
                                                                             Year Ended December 31,
                                                                   --------------------------------------------
                                                                        1997           1996           1995
                                                                   -------------- -------------- --------------
Per unit data:*
 Net asset value -- beginning of period ..........................  $   14.1277    $   13.6545    $   13.1291
                                                                    -----------    -----------    -----------
 Investment income ...............................................  $    0.7782    $    0.7437    $    0.7885
 Expenses ........................................................       0.2690         0.2705         0.2631
                                                                    -----------    -----------    -----------
  Net investment income ..........................................  $    0.5092    $    0.4732    $    0.5254
                                                                    -----------    -----------    -----------
 Net increase in unit value ......................................  $    0.5092    $    0.4732    $    0.5254
                                                                    -----------    -----------    -----------
 Unit value:
 Net asset value -- end of period ................................  $   14.6369    $   14.1277    $   13.6545
                                                                    ===========    ===========    ===========
Ratios (to average net assets):
 Expenses+## .....................................................        0.59%          0.58%          0.58%
 Net investment income ...........................................        3.56%          3.49%          4.00%
Number of units outstanding at end of year (000 Omitted) .........        1,160          1,930          3,929

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
## Ratios do not reflect expense reductions from certain expense offset arrangements.


                       See notes to financial statements.

                                                                                  Money Market Variable Account
                                                                   -----------------------------------------------------------
                                                                                       Compass 3 - Level 2
                                                                   -----------------------------------------------------------
                                                                                     Year Ended December 31,
                                                                   -----------------------------------------------------------
                                                                        1999           1998           1997           1996
                                                                   -------------- -------------- -------------- --------------
Per unit data:*
 Net asset value -- beginning of period ..........................  $   11.2593    $   10.8587    $   10.4654    $   10.0997
                                                                    -----------    -----------    -----------    -----------
 Investment income ...............................................  $    0.5792    $    0.6068    $    0.5838    $    0.5993
 Expenses ........................................................       0.2023         0.2062         0.1905         0.2336
                                                                    -----------    -----------    -----------    -----------
  Net investment income ..........................................  $    0.3769    $    0.4006    $    0.3933    $    0.3657
                                                                    -----------    -----------    -----------    -----------
 Net increase in unit value ......................................  $    0.3769    $    0.4006    $    0.3933    $    0.3657
                                                                    -----------    -----------    -----------    -----------
 Unit value:
 Net asset value -- end of period ................................  $   11.6362    $   11.2593    $   10.8587    $   10.4654
                                                                    ===========    ===========    ===========    ===========
Ratios (to average net assets):
 Expenses+## .....................................................        0.58%          0.59%          0.59%          0.58%
 Net investment income ...........................................        3.25%          3.58%          3.56%          3.49%
Number of units outstanding at end of year (000 Omitted) .........        3,875          3,141          1,104            897



                                                                      Money Market
                                                                     Variable Account
                                                                   -------------------
                                                                   Compass 3 - Level 2
                                                                   -------------------
                                                                       Period Ended
                                                                       December 31,
                                                                          1995#
                                                                   -------------------
Per unit data:*
 Net asset value -- beginning of period ..........................    $    10.0000
                                                                      ------------
 Investment income ...............................................    $     0.1358
 Expenses ........................................................          0.0361
                                                                      ------------
  Net investment income ..........................................    $     0.0997
                                                                      ------------
 Net increase in unit value ......................................    $     0.0997
                                                                      ------------
 Unit value:
 Net asset value -- end of period ................................    $    10.0997
                                                                      ============
Ratios (to average net assets):
 Expenses+## .....................................................           0.58%++
 Net investment income ...........................................           4.00%++
Number of units outstanding at end of year (000 Omitted) .........             561

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
 # For the period from May 1, 1995, (commencement of Level 2 Units) through
   December 31, 1995.
## Ratios do not reflect expense reductions from certain expense offset arrangements.


                       See notes to financial statements.

                                                                   Total Return Variable Account
                                                                   -----------------------------
                                                                             Compass 2
                                                                   -----------------------------
                                                                      Year Ended December 31,
                                                                   -----------------------------
                                                                        1999           1998
                                                                   -------------- --------------
Per unit data:*
 Net asset value -- beginning of period ..........................  $   33.2507    $   30.1563
                                                                    -----------    -----------
 Investment income ...............................................  $    1.3733    $    1.3940
 Expenses ........................................................       0.7013         0.6750
                                                                    -----------    -----------
  Net investment income ..........................................  $    0.6720    $    0.7190
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................      (0.1942)        2.3754
                                                                    -----------    -----------
 Net increase in unit value ......................................  $    0.4778    $    3.0944
                                                                    -----------    -----------
 Unit value:
 Net asset value -- end of period ................................  $   33.7285    $   33.2507
                                                                    ===========    ===========
Ratios (to average net assets):
 Expenses+## .....................................................        0.83%          0.82%
 Net investment income ...........................................        1.90%          2.10%
Portfolio turnover ...............................................         106%           125%
Number of units outstanding at end of year (000 Omitted) .........        2,925          3,495



                                                                          Total Return Variable Account
                                                                   --------------------------------------------
                                                                                    Compass 2
                                                                   --------------------------------------------
                                                                             Year Ended December 31,
                                                                   --------------------------------------------
                                                                        1997           1996           1995
                                                                   -------------- -------------- --------------
Per unit data:*
 Net asset value -- beginning of period ..........................  $   25.0444    $   22.2577    $   17.4729
                                                                    -----------    -----------    -----------
 Investment income ...............................................  $    1.3666    $    1.1203    $    1.0394
 Expenses ........................................................       0.6070         0.4844         0.4118
                                                                    -----------    -----------    -----------
  Net investment income ..........................................  $    0.7596    $    0.6359    $    0.6276
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................       4.3523         2.1508         4.1572
                                                                    -----------    -----------    -----------
 Net increase in unit value ......................................  $    5.1119    $    2.7867    $    4.7848
                                                                    -----------    -----------    -----------
 Unit value:
 Net asset value -- end of period ................................  $   30.1563    $   25.0444    $   22.2577
                                                                    ===========    ===========    ===========
Ratios (to average net assets):
 Expenses+## .....................................................        0.83%          0.82%          0.83%
 Net investment income ...........................................        2.32%          2.59%          2.99%
Portfolio turnover ...............................................         111%           140%           105%
Number of units outstanding at end of year (000 Omitted) .........        3,956          4,414          4,801

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
## Ratios do not reflect expense reductions from certain expense offset arrangements.


                       See notes to financial statements.

                                                                   Total Return Variable Account
                                                                   -----------------------------
                                                                             Compass 3
                                                                   -----------------------------
                                                                      Year Ended December 31,
                                                                   -----------------------------
                                                                        1999           1998
                                                                   -------------- --------------
Per unit data:*
 Net asset value -- beginning of period ..........................  $   32.7131    $   29.7131
                                                                    -----------    -----------
 Investment income ...............................................  $    1.3153    $    1.3028
 Expenses ........................................................       0.7274         0.6835
                                                                    -----------    -----------
  Net investment income ..........................................  $    0.5879    $    0.6193
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................      (0.1670)        2.3807
                                                                    -----------    -----------
 Net increase in unit value ......................................  $    0.4209    $    3.0000
                                                                    -----------    -----------
 Unit value:
 Net asset value -- end of period ................................  $   33.1340    $   32.7131
                                                                    ===========    ===========
Ratios (to average net assets):
 Expenses+## .....................................................        0.83%          0.82%
 Net investment income ...........................................        1.90%          2.10%
Portfolio turnover ...............................................         106%           125%
Number of units outstanding at end of year (000 Omitted) .........        2,125          2,943



                                                                          Total Return Variable Account
                                                                   --------------------------------------------
                                                                                    Compass 3
                                                                   --------------------------------------------
                                                                             Year Ended December 31,
                                                                   --------------------------------------------
                                                                        1997           1996           1995
                                                                   -------------- -------------- --------------
Per unit data:*
 Net asset value -- beginning of period ..........................  $   24.7133    $   21.9966    $   17.2937
                                                                    -----------    -----------    -----------
 Investment income ...............................................  $    1.1487    $    1.0817    $    1.0122
 Expenses ........................................................       0.5870         0.5068         0.4358
                                                                    -----------    -----------    -----------
  Net investment income ..........................................  $    0.5617    $    0.5749    $    0.5764
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................       4.4381         2.1418         4.1265
                                                                    -----------    -----------    -----------
 Net increase in unit value ......................................  $    4.9998    $    2.7167    $    4.7029
                                                                    -----------    -----------    -----------
 Unit value:
 Net asset value -- end of period ................................  $   29.7131    $   24.7133    $   21.9966
                                                                    ===========    ===========    ===========
Ratios (to average net assets):
 Expenses+## .....................................................        0.83%          0.82%          0.83%
 Net investment income ...........................................        2.32%          2.59%          2.99%
Portfolio turnover ...............................................         111%           140%           105%
Number of units outstanding at end of year (000 Omitted) .........        4,024          5,177          6,322

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
## Ratios do not reflect expense reductions from certain expense offset arrangements.


                       See notes to financial statements.

                                                                                  Total Return Variable Account
                                                                   -----------------------------------------------------------
                                                                                       Compass 3 - Level 2
                                                                   -----------------------------------------------------------
                                                                                     Year Ended December 31,
                                                                   -----------------------------------------------------------
                                                                        1999           1998           1997           1996
                                                                   -------------- -------------- -------------- --------------
Per unit data:*
 Net asset value -- beginning of period ..........................  $   15.6760    $   14.2173    $   11.8074    $   10.4938
                                                                    -----------    -----------    -----------    -----------
 Investment income ...............................................  $    0.6416    $    0.6344    $    0.5718    $    0.5280
 Expenses ........................................................       0.3306         0.3107         0.2715         0.2317
                                                                    -----------    -----------    -----------    -----------
  Net investment income ..........................................  $    0.3110    $    0.3237    $    0.3003    $    0.2963
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................      (0.0857)        1.1350         2.1096         1.0173
                                                                    -----------    -----------    -----------    -----------
 Net increase in unit value ......................................  $    0.2253    $    1.4587    $    2.4099    $    1.3136
                                                                    -----------    -----------    -----------    -----------
 Unit value:
 Net asset value -- end of period ................................  $   15.9013    $   15.6760    $   14.2173    $   11.8074
                                                                    ===========    ===========    ===========    ===========
Ratios (to average net assets):
 Expenses+## .....................................................        0.83%          0.82%          0.83%          0.82%
 Net investment income ...........................................        1.90%          2.10%          2.32%          2.59%
Portfolio turnover ...............................................         106%           125%           111%           140%
Number of units outstanding at end of year (000 Omitted) .........        6,729          6,702          5,260          3,717



                                                                      Total Return
                                                                     Variable Account
                                                                   -------------------
                                                                   Compass 3 - Level 2
                                                                   -------------------
                                                                       Period Ended
                                                                       December 31,
                                                                          1995#
                                                                   -------------------
Per unit data:*
 Net asset value -- beginning of period ..........................     $  10.0000
                                                                       ----------
 Investment income ...............................................     $   0.1247
 Expenses ........................................................         0.0525
                                                                       ----------
  Net investment income ..........................................     $   0.0722
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................         0.4216
                                                                       ----------
 Net increase in unit value ......................................     $   0.4938
                                                                       ----------
 Unit value:
 Net asset value -- end of period ................................     $  10.4938
                                                                       ==========
Ratios (to average net assets):
 Expenses+## .....................................................          0.83%++
 Net investment income ...........................................          2.99%++
Portfolio turnover ...............................................           105%
Number of units outstanding at end of year (000 Omitted) .........          1,637

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
 # For the period from May 1, 1995, (commencement of Level 2 Units) through
   December 31, 1995.
## Ratios do not reflect expense reductions from certain expense offset arrangements.


                       See notes to financial statements.

Notes to Financial Statements

(1) Organization

Capital Appreciation Variable Account, Global Governments Variable Account (formerly World Governments Variable Account), Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account, and Total Return Variable Account (the Variable Account(s)) are separate accounts established by Sun Life Assurance Company of Canada (U.S.), the Sponsor, in connection with the issuance of Compass 2 and Compass 3 combination fixed/variable annuity contracts. Capital Appreciation Variable Account, Government Securities Variable Account, Money Market Variable Account, and Total Return Variable Account operate as open-end, diversified management investment companies, and Global Governments Variable Account, High Yield Variable Account, and Managed Sectors Variable Account operate as open-end, non-diversified management investment companies as those terms are defined in the Investment Company Act of 1940, as amended.

(2) Significant Accounting Policies

General

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations

Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The Account's use of amortized cost is subject to the Account's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith, at fair value by the Boards of Managers.

Repurchase Agreements

Certain Variable Accounts may enter into repurchase agreements with institutions that the Variable Account's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Variable Accounts require that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Account to obtain those securities in the event of a default under the repurchase agreement. The Variable Accounts monitor, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than the amount owed to the Variable Account under each such repurchase agreement. The Variable Accounts, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation

Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options

Certain Variable Accounts may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Account realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Account. The Account, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Variable Account's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts

Certain Variable Accounts may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Accounts may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, certain Variable Accounts may enter into contracts to deliver or receive foreign currency they will receive from or require for their normal investment activities. The Accounts may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, certain Variable Accounts may enter into contracts with the intent of changing the relative exposure of the Accounts' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Federal Income Taxes

The Variable Accounts are funding vehicles for individual variable annuities. The operations of the Variable Accounts are part of the operations of Sun Life Assurance Company of Canada (U.S.), the Sponsor, and are not taxed separately; the Variable Accounts are not taxed as regulated investment companies. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Accordingly, no provision for federal income or excise tax is necessary. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income.

Investment Transactions and Income

Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement purposes. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Certain of the Variable Accounts use the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.


Fees Paid Indirectly

The Variable Account's custody fee is calculated as a percentage of the Variable Account's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Variable Accounts. During the period, each Variable Account's custodian fees were reduced under this arrangement. The Capital Appreciation Variable Account and Managed Sectors Variable Account have entered into a directed brokerage agreement, under which the broker will credit the Variable Account a portion of the commissions generated to offset certain expenses of the Variable Account. For the period, the Variable Accounts' custodian fees were reduced under this agreement. These amounts are shown as reductions of expenses on the Statements of Operations.

                                         Capital Appreciation Account     Managed Sectors Account
                                        ------------------------------   ------------------------
Balance credits .....................                 $14                           $5
Directed brokerage credits ..........                  15                            3
                                                      ---                           --
                                                      $29                           $8

(3) Contract Charges

The Sponsor makes a deduction from the Variable Accounts at the end of each valuation period, during both the accumulation period and after annuity payments begin, for assuming the mortality and expense risks under the contracts. The rate of the deduction may be changed annually but in no event may it exceed 1.25% of the average net assets of each Variable Account attributable to Compass 3 contracts, or, with respect to Compass 2 contracts, 1.30% of the assets of Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account, and Money Market Variable Account, or 1.25% of the assets of Global Governments Variable Account, Managed Sectors Variable Account, and Total Return Variable Account attributable to such contracts.

For assuming the distribution expense risk under Compass 3 contracts, the Sponsor makes a deduction from the Variable Accounts at the end of each valuation period for the first seven contract years at an effective annual rate of 0.15% of the net assets of the Variable Accounts attributable to such contracts. Contracts are transferred from Compass 3 to Compass 3 -- Level 2 in the month following the seventh contract anniversary. No deduction is made after the seventh contract anniversary. No deduction is made with respect to assets attributable to Compass 2 contracts.

Each year, on the contract anniversary, a contract maintenance charge of $25 with respect to Compass 2 contracts and $30 with respect to Compass 3 contracts is deducted from each contract's accumulation account and paid the Sponsor to cover administrative expenses relating to the contract. After the annuity commencement date, the annual contract maintenance charge is deducted pro rata from each annuity payment made during the year.

The Sponsor does not deduct a sales charge from purchase payments. However, a withdrawal charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract. In no event shall the aggregate withdrawal charges (including the distribution expense charge described above applicable to Compass 3 contracts) exceed 5% of the purchase payments made under a Compass 2 contract or 9% of the purchase payments made under a Compass 3 contract.


(4) Annuity Reserves

Annuity reserves for contracts with annuity commencement dates prior to February 1, 1987, have been calculated using the 1971 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or after February 1, 1987, are calculated using the 1983 Individual Annuitant Mortality Table. Annuity reserves for contracts in payment period are calculated using an assumed interest rate of 4%. Required adjustments are accomplished by transfers to or from the Sponsor.

(5) Management Agreements

The Management Agreements provide that the Variable Accounts will pay the Investment Adviser, Massachusetts Financial Services Company, an affiliate of the Sponsor, a fee computed daily and paid monthly at an effective annual rate based on a percentage of each Variable Account's average daily net assets as follows:

                                                    Annual Rate of Management Fee     Annual Rate of Management Fee
                                                           Based on Average                 Based on Average
                                                           Daily Net Assets                 Daily Net Assets
                                                      Not Exceeding $300 Million        in Excess of $300 Million
                                                   -------------------------------   ------------------------------
Capital Appreciation Variable Account ..........                 0.75%                            0.675%
Global Governments Variable Account ............                 0.75%                            0.675%
Government Securities Variable Account .........                 0.55%                            0.495%
High Yield Variable Account ....................                 0.75%                            0.675%
Managed Sectors Variable Account ...............                 0.75%                            0.675%
Money Market Variable Account ..................                 0.50%                            0.500%
Total Return Variable Account ..................                 0.75%                            0.675%

The agreements also provide that the Investment Adviser will pay certain Variable Account expenses in excess of 1.25% of the average daily net assets of each Variable Account for any calendar year. The Variable Accounts pay no compensation directly to their officers or members of the Boards of Managers who are affiliated with the Investment Adviser or the Sponsor.

Administrator

The Accounts have an administrative services agreement with MFS to provide the Accounts with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Accounts pay MFS an administrative fee at the following annual percentages of the Accounts' average daily net assets:

  First $1 billion..................     0.0150%
  Next $1 billion...................     0.0125%
  Next $1 billion...................     0.0100%
  In excess of $3 billion...........     0.0000%

(6) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, were as follows:

                                                       Purchases           Sales
                                                    ---------------   ---------------
Capital Appreciation Variable Account ...........    $597,896,753      $667,278,393
Global Governments Variable Account .............      12,009,026        16,253,150
Government Securities Variable Account ..........       9,480,722           815,148
High Yield Variable Account .....................     215,688,821       232,519,523
Managed Sectors Variable Account ................     556,031,735       554,885,953
Money Market Variable Account* ..................     578,408,288       608,045,766
Total Return Variable Account ...................     189,546,381       225,644,124

Purchases and sales of U.S. government securities, other than purchased option transactions and short-term obligations, were as follows:

                                                        Purchases            Sales
                                                    ----------------   ----------------
Capital Appreciation Variable Account ...........    $           --     $   17,320,004
Global Governments Variable Account .............        13,881,824         15,539,873
Government Securities Variable Account ..........       114,946,927        132,521,389
Money Market Variable Account* ..................     6,281,992,393      6,257,760,014
Total Return Variable Account ...................       119,679,164        117,116,688

*Purchases and sales of investments for Money Market Variable Account consist solely of short-term obligations.

(7) High Yield Securities and Financial Instruments

Although the High Yield Variable Account has a diversified portfolio, its portfolio is invested in high-yield securities rated below investment grade or which are unrated. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.


Certain Variable Accounts trade financial instruments with off-balance sheet risk in the normal course of their investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Variable Accounts have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                      Global Governments Variable Account
                                                            Number
                                                         of Contracts
                                                        (000 Omitted)       Premiums
                                                       ---------------   -------------
Outstanding, beginning of year .....................          1           $   14,200
Options written ....................................         38              393,195
Options terminated in closing transactions .........        (23)            (248,834)
Options exercised ..................................         (1)              (2,424)
Options expired ....................................        (10)             (88,723)
Outstanding, end of year ...........................          5           $   67,414
                                                                          ==========

Certain options denominated in foreign currencies have been redenominated in accordance with the Euro Conversion.

At December 31, 1999, the Global Governments Variable Account had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
Global Governments Variable Account

Account                                Transaction  Settlement Date
------------------------------------- ------------- ----------------
Global Governments Variable Account   Sales         3-15-00    AUD
                                                    3-15-00    DKK
                                                    2-17-00    EUR
                                                    3-15-00    JPY
                                                    3-15-00    NZD
                                      Purchases
                                                    03-15-00   AUD
                                                    03-15-00   CHF
                                                    03-15-00   EUR
                                                    03-15-00   JPY
                                                    02-17-00   PLN

                                                                                      Net Unrealized
                                         Contracts to    Contracts at   In Exchange    Appreciation
Account                                Deliver/Receive       Value          For       (Depreciation)
------------------------------------- ----------------- -------------- ------------- ---------------
Global Governments Variable Account        106,322        $   69,563    $   67,818      $ (1,745)
                                           2,519,172         342,906       349,918         7,012
                                              55,108          55,680        56,100           420
                                          61,242,743         606,215       606,412           197
                                             142,196          74,182        72,762        (1,420)
                                                          ----------    ----------      --------
                                                          $1,148,546    $1,153,010      $  4,464
                                                          ==========    ==========      ========
                                             380,065      $  248,665    $  245,066      $  3,599
                                             613,200         388,404       398,311        (9,907)
                                             292,983         296,607       296,446           161
                                         430,552,587       4,261,849     4,204,615        57,234
                                             433,821         103,600       102,000         1,600
                                                          ----------    ----------      --------
                                                          $5,299,125    $5,246,438      $ 52,687
                                                          ==========    ==========      ========

At December 31, 1999, forward foreign currency purchases and sales under master netting agreements for the Global Governments Variable Account excluded above amounted to a net receivable of $9,628 with Deutsche Bank and $1,592 with First Boston, and a net payable of $41,690 with Merrill Lynch.

At December 31, 1999, the Global Governments Variable Account had sufficient cash and/or securities to cover any commitments under these contracts.

High Yield Variable Account

At December 31, 1999, forward foreign currency purchases and sales under master netting agreements for the High Yield Variable Account amounted to a net receivable of $6,856 with Deutsche Bank.

At December 31, 1999, the High Yield Variable Account had sufficient cash and/or securities to cover any commitments under these contracts.

See page 38 for an explanation of abbreviations used to indicate amounts shown in currencies other than the U.S. dollar.

(8) Restricted Securities

Certain of the Variable Accounts may invest in securities which are subject to legal or contractual restrictions on resale. At December 31, 1999, High Yield Variable Account owned the following restricted securities, excluding securities issued under Rule 144A (consisting of 1.7% of the Account's net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Variable Account does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Boards of Managers.

                                                                         Date of        Share/Par
Account                       Description                              Acquisition       Amount           Cost         Value
----------------------------- --------------------------------------- ------------- ---------------- ------------- -------------
High Yield Variable Account   Airplane Pass Through Trust,
                              10.875s, 2019                             3/13/96        $  750,000     $  750,000    $  649,211
                              Atlantic Gulf Communities Corp.           9/25/95               150              0             7
                              Envirosource Inc.                         7/30/90               238          7,288           183
                              Merrill Lynch Mortgage Investors Inc.,
                               8.426s, 2022                             6/22/94         1,000,000        693,125       935,625
                              NTL Communications Corp.,
                               0s to 2004, 9.75s to 2009                 4/8/99       GBP 700,000        747,341       644,066
                                                                                                      ----------    ----------
                                                                                                      $2,197,754    $2,229,092
                                                                                                      ==========    ==========

(9) Participant Transactions

The changes in net assets from changes in numbers of outstanding units were as follows:

                                            Year Ended December 31, 1999 (000 Omitted)
                                -------------------------------------------------------------------
                                                     Transfers Between          Withdrawals,
                                                     Variable Accounts           Surrenders,
                                    Purchase             and Fixed             Annuitizations,
                                    Payments           Accumulation             and Contract
                                    Received              Account                  Charges
                                ----------------- ----------------------- -------------------------
                                 Units   Dollars    Units      Dollars       Units       Dollars
                                ------- --------- --------- ------------- ----------- -------------
Capital Appreciation Variable Account
 Compass 2 Contracts ..........    78    $ 4,937     (245)    $ (17,308)       (877)    $ (64,867)
 Compass 3 Contracts ..........   253     12,002     (667)      (32,192)       (214)      (10,493)
 Compass 3 Level 2 Contracts ..   134      2,496    1,286        26,221        (843)      (17,094)
                                         -------              ---------                 ---------
                                         $19,435              $ (23,279)                $ (92,454)
                                         =======              =========                 =========
Global Governments Variable Account
 Compass 2 Contracts ..........     4    $    77      (39)    $    (776)        (49)    $    (970)
 Compass 3 Contracts ..........    30        551     (103)       (2,012)        (31)         (599)
 Compass 3 Level 2 Contracts ..    23        230       48           612        (125)       (1,417)
                                         -------              ---------                 ---------
                                         $   858              $  (2,176)                $  (2,986)
                                         =======              =========                 =========
Government Securities Variable Account
 Compass 2 Contracts ..........    55    $ 1,402      120     $   3,387        (698)    $ (20,119)
 Compass 3 Contracts ..........    77      1,532     (144)       (2,931)        (83)       (1,674)
 Compass 3 Level 2 Contracts ..    32        326      449         5,349        (372)       (4,392)
                                         -------              ---------                 ---------
                                         $ 3,260              $   5,805                 $ (26,185)
                                         =======              =========                 =========
High Yield Variable Account
 Compass 2 Contracts ..........    36    $ 1,035     (119)    $  (4,028)       (519)    $ (17,173)
 Compass 3 Contracts ..........    56      1,349     (223)       (5,694)        (71)       (1,743)
 Compass 3 Level 2 Contracts ..    22        248      255         1,826        (247)       (3,214)
                                         -------              ---------                 ---------
                                         $ 2,632              $  (7,896)                $ (22,130)
                                         =======              =========                 =========
Managed Sectors Variable Account
 Compass 2 Contracts ..........    13    $   656      142     $   9,078        (150)    $  (9,137)
 Compass 3 Contracts ..........   104      5,884     (219)      (12,153)        (88)       (5,189)
 Compass 3 Level 2 Contracts ..    67      1,194      910        17,015        (404)       (7,694)
                                         -------              ---------                 ---------
                                         $ 7,734              $  13,940                 $ (22,020)
                                         =======              =========                 =========
Money Market Variable Account
 Compass 2 Contracts ..........    57    $   963      492     $   9,356        (923)    $ (17,240)
 Compass 3 Contracts ..........   140      2,101     (386)       (5,854)       (261)       (3,996)
 Compass 3 Level 2 Contracts ..    55        611    1,397        16,240        (718)       (8,218)
                                         -------              ---------                 ---------
                                         $ 3,675              $  19,742                 $ (29,454)
                                         =======              =========                 =========
Total Return Variable Account
 Compass 2 Contracts ..........    42    $ 1,269      (50)    $  (1,492)       (562)    $ (18,922)
 Compass 3 Contracts ..........   278      9,002     (822)      (27,062)       (274)       (9,067)
 Compass 3 Level 2 Contracts ..   161      2,311    1,286        20,743      (1,420)      (22,592)
                                         -------              ---------                 ---------
                                         $12,582              $  (7,811)                $ (50,581)
                                         =======              =========                 =========



                                      Year Ended December 31, 1999 (000 Omitted)
                                -------------------------------------------------------
                                           Net                  Net            Net
                                      Accumulation         Annuitization     Increase
                                        Activity              Activity      (Decrease)
                                ------------------------- --------------- -------------
                                   Units       Dollars        Dollars        Dollars
                                ----------- ------------- --------------- -------------
Capital Appreciation Variable
Account
 Compass 2 Contracts ..........    (1,044)    $ (77,238)      $(613)        $ (77,851)
 Compass 3 Contracts ..........      (628)      (30,683)       (190)          (30,873)
 Compass 3 Level 2 Contracts ..       577        11,623          80            11,703
                                              ---------       -----         ---------
                                              $ (96,298)      $(723)        $ (97,021)
                                              =========       =====         =========
Global Governments Variable
Account
 Compass 2 Contracts ..........       (84)    $  (1,669)      $  (6)        $  (1,675)
 Compass 3 Contracts ..........      (104)       (2,060)         92            (1,968)
 Compass 3 Level 2 Contracts ..       (54)         (575)       (117)             (692)
                                              ---------       -----         ---------
                                              $  (4,304)      $ (31)        $  (4,335)
                                              =========       =====         =========
Government Securities Variable
Account
 Compass 2 Contracts ..........      (523)    $ (15,330)      $(207)        $ (15,537)
 Compass 3 Contracts ..........      (150)       (3,073)         29            (3,044)
 Compass 3 Level 2 Contracts ..       109         1,283           3             1,286
                                              ---------       -----         ---------
                                              $ (17,120)      $(175)        $ (17,295)
                                              =========       =====         =========
High Yield Variable Account
 Compass 2 Contracts ..........      (602)    $ (20,166)      $(266)        $ (20,432)
 Compass 3 Contracts ..........      (238)       (6,088)         (4)           (6,092)
 Compass 3 Level 2 Contracts ..        30        (1,140)         (1)           (1,141)
                                              ---------       --------      ---------
                                              $ (27,394)      $(271)        $ (27,665)
                                              =========       =======       =========
Managed Sectors Variable
Account
 Compass 2 Contracts ..........         5     $     597       $ (65)        $     532
 Compass 3 Contracts ..........      (203)      (11,458)       (126)          (11,584)
 Compass 3 Level 2 Contracts ..       573        10,515          22            10,537
                                              ---------       -------       ---------
                                              $    (346)      $(169)        $    (515)
                                              =========       =======       =========
Money Market Variable Account
 Compass 2 Contracts ..........      (374)    $  (6,921)      $ 163         $  (6,758)
 Compass 3 Contracts ..........      (507)       (7,749)         69            (7,680)
 Compass 3 Level 2 Contracts ..       734         8,633         112             8,745
                                              ---------       -------       ---------
                                              $  (6,037)      $ 344         $  (5,693)
                                              =========       =======       =========
Total Return Variable Account
 Compass 2 Contracts ..........      (570)    $ (19,145)      $(164)        $ (19,309)
 Compass 3 Contracts ..........      (818)      (27,127)       (177)          (27,304)
 Compass 3 Level 2 Contracts ..        27           462         125               587
                                              ---------       -------       ---------
                                              $ (45,810)      $(216)        $ (46,026)
                                              =========       =======       =========

The changes in net assets from changes in numbers of outstanding units were as follows:

                                             Year Ended December 31, 1998 (000 Omitted)
                                --------------------------------------------------------------------
                                                     Transfers Between           Withdrawals,
                                                     Variable Accounts            Surrenders,
                                    Purchase             and Fixed              Annuitizations,
                                    Payments            Accumulation             and Contract
                                    Received              Account                   Charges
                                ----------------- ------------------------ -------------------------
                                 Units   Dollars     Units       Dollars      Units       Dollars
                                ------- --------- ----------- ------------ ----------- -------------
Capital Appreciation Variable Account
 Compass 2 Contracts ..........   102    $ 6,364         60    $      (6)       (887)    $ (55,152)
 Compass 3 Contracts ..........   354     14,559       (616)     (26,093)       (239)       (9,890)
 Compass 3 Level 2 Contracts ..   115      1,934      1,662       27,672        (693)      (11,796)
                                         -------               ---------                 ---------
                                         $22,857               $   1,573                 $ (76,838)
                                         =======               =========                 =========
Global Governments Variable Account
 Compass 2 Contracts ..........     6    $   109        (68)   $  (1,243)        (76)    $  (1,436)
 Compass 3 Contracts ..........    37        680       (197)      (3,626)        (50)         (930)
 Compass 3 Level 2 Contracts ..    15        170        129        1,430        (119)       (1,295)
                                         -------               ---------                 ---------
                                         $   959               $  (3,439)                $  (3,661)
                                         =======               =========                 =========
Government Securities Variable Account
 Compass 2 Contracts ..........    62    $ 1,766       (156)   $  (4,444)       (768)    $ (21,806)
 Compass 3 Contracts ..........    99      1,989       (255)      (5,114)       (123)       (2,437)
 Compass 3 Level 2 Contracts ..    34        400        440        5,112        (260)       (3,037)
                                         -------               ---------                 ---------
                                         $ 4,155               $  (4,446)                $ (27,280)
                                         =======               =========                 =========
High Yield Variable Account
 Compass 2 Contracts ..........    48    $ 1,587       (277)   $  (9,607)       (528)    $ (17,504)
 Compass 3 Contracts ..........    89      2,170       (549)     (14,601)        (84)       (2,063)
 Compass 3 Level 2 Contracts ..    21        268       (959)     (14,226)       (132)       (1,709)
                                         -------               ---------                 ---------
                                         $ 4,025               $ (38,434)                $ (21,276)
                                         =======               =========                 =========
Managed Sectors Variable Account
 Compass 2 Contracts ..........    17    $   802         10    $     614         (82)    $  (3,946)
 Compass 3 Contracts ..........   149      6,996       (324)     (14,730)        (95)       (4,526)
 Compass 3 Level 2 Contracts ..    64        974        662       10,136        (341)       (5,161)
                                         -------               ---------                 ---------
                                         $ 8,772               $  (3,980)                $ (13,633)
                                         =======               =========                 =========
Money Market Variable Account
 Compass 2 Contracts ..........    53    $   949        555    $  10,086      (1,122)    $ (20,256)
 Compass 3 Contracts ..........   137      2,092        392        5,800        (319)       (4,734)
 Compass 3 Level 2 Contracts ..    24        263      2,482       27,510        (469)       (5,201)
                                         -------               ---------                 ---------
                                         $ 3,304               $  43,396                 $ (30,191)
                                         =======               =========                 =========
Total Return Variable Account
 Compass 2 Contracts ..........    52    $ 1,638         43    $   1,444        (555)    $ (17,577)
 Compass 3 Contracts ..........   365     11,428     (1,041)     (32,472)       (406)      (12,759)
 Compass 3 Level 2 Contracts ..   136      2,043      2,092       31,278        (786)      (11,792)
                                         -------               ---------                 ---------
                                         $15,109               $     250                 $ (42,128)
                                         =======               =========                 =========

                                      Year Ended December 31, 1998 (000 Omitted)
                                -------------------------------------------------------
                                           Net                  Net            Net
                                      Accumulation         Annuitization     Increase
                                        Activity              Activity      (Decrease)
                                ------------------------- --------------- -------------
                                   Units       Dollars        Dollars        Dollars
                                ----------- ------------- --------------- -------------
Capital Appreciation Variable
Account
 Compass 2 Contracts ..........      (725)    $ (48,794)      $(727)        $ (49,521)
 Compass 3 Contracts ..........      (501)      (21,424)         17           (21,407)
 Compass 3 Level 2 Contracts ..     1,084        17,810         185            17,995
                                              ---------       -----         ---------
                                              $ (52,408)      $(525)        $ (52,933)
                                              =========       =====         =========
Global Governments Variable
Account
 Compass 2 Contracts ..........      (138)    $  (2,570)      $  (9)        $  (2,579)
 Compass 3 Contracts ..........      (210)       (3,876)         (6)           (3,882)
 Compass 3 Level 2 Contracts ..        25           305         (29)              276
                                              ---------       -------       ---------
                                              $  (6,141)      $ (44)        $  (6,185)
                                              =========       =======       =========
Government Securities Variable
Account
 Compass 2 Contracts ..........      (862)    $ (24,484)      $ 102         $ (24,382)
 Compass 3 Contracts ..........      (279)       (5,562)        (30)           (5,592)
 Compass 3 Level 2 Contracts ..       214         2,475         (28)            2,447
                                              ---------       -------       ---------
                                              $ (27,571)      $  44         $ (27,527)
                                              =========       =======       =========
High Yield Variable Account
 Compass 2 Contracts ..........      (757)    $ (25,524)      $(211)        $ (25,735)
 Compass 3 Contracts ..........      (544)      (14,494)          1           (14,493)
 Compass 3 Level 2 Contracts ..    (1,070)      (15,667)          0           (15,667)
                                              ---------       -------       ---------
                                              $ (55,685)      $(210)        $ (55,895)
                                              =========       =======       =========
Managed Sectors Variable
Account
 Compass 2 Contracts ..........       (55)    $  (2,530)      $ (28)        $  (2,558)
 Compass 3 Contracts ..........      (270)      (12,260)        (29)          (12,289)
 Compass 3 Level 2 Contracts ..       385         5,949         161             6,110
                                              ---------       -------       ---------
                                              $  (8,841)      $ 104         $  (8,737)
                                              =========       =======       =========
Money Market Variable Account
 Compass 2 Contracts ..........      (514)    $  (9,221)      $(253)        $  (9,474)
 Compass 3 Contracts ..........       210         3,158         (80)            3,078
 Compass 3 Level 2 Contracts ..     2,037        22,572          (1)           22,571
                                              ---------       --------      ---------
                                              $  16,509       $(334)        $  16,175
                                              =========       =======       =========
Total Return Variable Account
 Compass 2 Contracts ..........      (460)    $ (14,495)      $(359)        $ (14,854)
 Compass 3 Contracts ..........    (1,082)      (33,803)         24           (33,779)
 Compass 3 Level 2 Contracts ..     1,442        21,529          22            21,551
                                              ---------       -------       ---------
                                              $ (26,769)      $(313)        $ (27,082)
                                              =========       =======       =========

(10) Detailed Statement of Operations--Year Ended December 31, 1999 (000
Omitted)



                                                      Capital Appreciation Variable Account
                                          -------------------------------------------------------------
                                                    Compass 2                      Compass 3
                                          ------------------------------ ------------------------------
                                           Accumulation   Annuitization   Accumulation   Annuitization
                                          -------------- --------------- -------------- ---------------
Investment income:
 Interest ...............................    $    965        $   14         $    192         $ --
 Dividends ..............................       1,763            26              352            1
                                             --------        ------         --------         ----
  Total investment income ...............    $  2,728        $   40         $    544         $  1
Expenses ................................      10,418            56            2,170            2
                                             --------        ------         --------         ----
 Net investment loss ....................    $ (7,690)       $  (16)        $ (1,626)        $ (1)
                                             --------        ------         --------         ----
Realized and unrealized gain
 on investments:
 Net realized gain ......................    $ 90,849        $1,343         $ 17,897         $ 43
 Net unrealized gain ....................      60,137           951           11,382           28
                                             --------        ------         --------         ----
Net realized and unrealized gain
 on investments .........................    $150,986        $2,294         $ 29,279         $ 71
                                             --------        ------         --------         ----
Increase in net assets from operations ..    $143,296        $2,278         $ 27,653         $ 70
                                             ========        ======         ========         ====



                                              Capital Appreciation Variable Account
                                          ---------------------------------------------
                                               Compass 3 - Level 2
                                          ------------------------------
                                           Accumulation   Annuitization      Total
                                          -------------- --------------- -------------
Investment income:
 Interest ...............................    $    206         $  1         $   1,378
 Dividends ..............................         372            2             2,516
                                             --------         ----         ---------
  Total investment income ...............    $    578         $  3         $   3,894
Expenses ................................       2,175            4            14,825
                                             --------         ----         ---------
 Net investment loss ....................    $ (1,597)        $ (1)        $ (10,931)
                                             --------         ----         ---------
Realized and unrealized gain
 on investments:
 Net realized gain ......................    $ 20,008         $ 99         $ 130,239
 Net unrealized gain ....................      14,765           66            87,329
                                             --------         ----         ---------
Net realized and unrealized gain
 on investments .........................    $ 34,773         $165         $ 217,568
                                             --------         ----         ---------
Increase in net assets from operations ..    $ 33,176         $164         $ 206,637
                                             ========         ====         =========


                                                        Global Governments Variable Account
                                           -------------------------------------------------------------
                                                     Compass 2                      Compass 3
                                           ------------------------------ ------------------------------
                                            Accumulation   Annuitization   Accumulation   Annuitization
                                           -------------- --------------- -------------- ---------------
Investment income:
 Interest ................................     $  268          $ 4            $  243          $   2
                                               ------          ---            ------          -----
  Total investment income ................     $  268          $ 4            $  243          $   2
Expenses .................................        118            1               110             --
                                               ------          ---            ------          -----
 Net investment income ...................     $  150          $ 3            $  133          $   2
                                               ------          ---            ------          -----
Realized and unrealized gain (loss)
 on investments:
 Net realized loss .......................     $  (64)         $(1)           $  (50)         $  --
 Net unrealized loss .....................       (450)          (6)             (404)           (56)
                                               ------          ------         ------          -----
Net realized and unrealized gain
 (loss) on investments ...................     $ (514)         $(7)           $ (454)         $ (56)
                                               ------          -----          ------          -----
Increase (decrease) in net assets from
 operations ..............................     $ (364)         $(4)           $ (321)         $ (54)
                                               ======          =====          ======          =====


                                               Global Governments Variable Account
                                           --------------------------------------------
                                                Compass 3 - Level 2
                                           ------------------------------
                                            Accumulation   Annuitization      Total
                                           -------------- --------------- ------------
Investment income:
 Interest ................................     $  419           $ 1         $    937
                                               ------           ---         --------
  Total investment income ................     $  419           $ 1         $    937
Expenses .................................        180            --              409
                                               ------           ---         --------
 Net investment income ...................     $  239           $ 1         $    528
                                               ------           ---         --------
Realized and unrealized gain (loss)
 on investments:
 Net realized loss .......................     $ (124)          $--         $   (239)
 Net unrealized loss .....................       (689)           74           (1,531)
                                               ------           ---         --------
Net realized and unrealized gain
 (loss) on investments ...................     $ (813)          $74         $ (1,770)
                                               ------           ---         --------
Increase (decrease) in net assets from
 operations ..............................     $ (574)          $75         $ (1,242)
                                               ======           ===         ========

                                                Government Securities Variable Account
                                     -------------------------------------------------------------
                                               Compass 2                      Compass 3
                                     ------------------------------ ------------------------------
                                      Accumulation   Annuitization   Accumulation   Annuitization
                                     -------------- --------------- -------------- ---------------
Investment income:
 Interest ..........................   $   9,285        $  179         $  1,137         $   8
                                       ---------        ------         --------         -----
  Total investment income ..........   $   9,285        $  179         $  1,137         $   8
Expenses ...........................       2,555            16              330            --
                                       ---------        ------         --------         -----
 Net investment income .............   $   6,730        $  163         $    807         $   8
                                       ---------        ------         --------         -----
Realized and unrealized loss
 on investments:
 Net realized loss .................   $  (1,105)       $  (21)        $   (134)        $  (1)
 Net unrealized loss ...............      (9,480)         (461)          (1,144)          (91)
                                       ---------        ------         --------         -----
Net realized and unrealized loss
 on investments ....................   $ (10,585)       $ (482)        $ (1,278)        $ (92)
                                       ---------        ------         --------         -----
Decrease in net assets from
 operations ........................   $  (3,855)       $ (319)        $   (471)        $ (84)
                                       =========        ======         ========         =====



                                        Government Securities Variable Account
                                     --------------------------------------------
                                          Compass 3 - Level 2
                                     ------------------------------
                                      Accumulation   Annuitization      Total
                                     -------------- --------------- ------------
Investment income:
 Interest ..........................    $  1,341         $ 6         $  11,956
                                        --------         ---         ---------
  Total investment income ..........    $  1,341         $ 6         $  11,956
Expenses ...........................         359           1             3,261
                                        --------         ---         ---------
 Net investment income .............    $    982         $ 5         $   8,695
                                        --------         ---         ---------
Realized and unrealized loss
 on investments:
 Net realized loss .................    $   (162)        $(1)        $  (1,424)
 Net unrealized loss ...............      (1,388)         (6)          (12,570)
                                        --------         ------      ---------
Net realized and unrealized loss
 on investments ....................    $ (1,550)        $(7)        $ (13,994)
                                        --------         -----       ---------
Decrease in net assets from
 operations ........................    $   (568)        $(2)        $  (5,299)
                                        ========         =====       =========


                                                              High Yield Variable Account
                                             -------------------------------------------------------------
                                                       Compass 2                      Compass 3
                                             ------------------------------ ------------------------------
                                              Accumulation   Annuitization   Accumulation   Annuitization
                                             -------------- --------------- -------------- ---------------
Investment income:
 Interest ..................................    $11,313          $248           $1,389           $ 2
 Dividends .................................         84             2               11            --
                                                -------          ----           ------           ---
  Total investment income ..................    $11,397          $250           $1,400           $ 2
Expenses ...................................      2,456            22              316            --
                                                -------          ----           ------           ---
 Net investment income .....................    $ 8,941          $228           $1,084           $ 2
                                                -------          ----           ------           ---
Realized and unrealized gain (loss)
 on investments:
 Net realized loss .........................    $(2,948)         $(65)          $ (363)          $--
 Net unrealized gain (loss) ................         (8)           (5)             271            --
                                                ----------       -------        ------           ---
Net realized and unrealized gain
 (loss) on investments .....................    $(2,956)         $(70)          $  (92)          $--
                                                ---------        ------         ------           ---
Increase in net assets from operations .....    $ 5,985          $158           $  992           $ 2
                                                =========        ======         ======           ===



                                                     High Yield Variable Account
                                             --------------------------------------------
                                                  Compass 3 - Level 2
                                             ------------------------------
                                              Accumulation   Annuitization      Total
                                             -------------- --------------- ------------
Investment income:
 Interest ..................................     $2,272           $ 1         $ 15,225
 Dividends .................................         20            --              117
                                                 ------           ---         --------
  Total investment income ..................     $2,292           $ 1         $ 15,342
Expenses ...................................        480            --            3,274
                                                 ------           ---         --------
 Net investment income .....................     $1,812           $ 1         $ 12,068
                                                 ------           ---         --------
Realized and unrealized gain (loss)
 on investments:
 Net realized loss .........................     $ (473)          $--         $ (3,849)
 Net unrealized gain (loss) ................        838            --            1,096
                                                 ------           ---         --------
Net realized and unrealized gain
 (loss) on investments .....................     $  365           $--         $ (2,753)
                                                 ------           ---         --------
Increase in net assets from operations .....     $2,177           $ 1         $  9,315
                                                 ======           ===         ========

                                                           Managed Sectors Variable Account
                                             -------------------------------------------------------------
                                                       Compass 2                      Compass 3
                                             ------------------------------ ------------------------------
                                              Accumulation   Annuitization   Accumulation   Annuitization
                                             -------------- --------------- -------------- ---------------
Investment income:
 Interest ..................................    $   237           $  2         $   290           $--
 Dividends .................................         95              1             124            --
                                                -------           ----         -------           ---
  Total investment income ..................    $   332           $  3         $   414           $--
Expenses ...................................        837              3           1,130            --
                                                -------           ----         -------           ---
 Net investment loss .......................    $  (505)          $ --         $  (716)          $--
                                                -------           ----         -------           ---
Realized and unrealized gain
 on investments:
 Net realized gain .........................    $11,725           $ 93         $15,233           $ 6
 Net unrealized gain .......................     17,496            141          19,614             8
                                                -------           ----         -------           ---
Net realized and unrealized gain
 on investments ............................    $29,221           $234         $34,847           $14
                                                -------           ----         -------           ---
Increase in net assets from operations .....    $28,716           $234         $34,131           $14
                                                =======           ====         =======           ===



                                                   Managed Sectors Variable Account
                                             --------------------------------------------
                                                  Compass 3 - Level 2
                                             ------------------------------
                                              Accumulation   Annuitization      Total
                                             -------------- --------------- ------------
Investment income:
 Interest ..................................    $   322           $  1        $    852
 Dividends .................................        129              1             350
                                                -------           ----        --------
  Total investment income ..................    $   451           $  2        $  1,202
Expenses ...................................      1,138              2           3,110
                                                -------           ----        --------
 Net investment loss .......................    $  (687)          $ --        $ (1,908)
                                                -------           ----        --------
Realized and unrealized gain
 on investments:
 Net realized gain .........................    $15,711           $ 75        $ 42,843
 Net unrealized gain .......................     25,696            115          63,070
                                                -------           ----        --------
Net realized and unrealized gain
 on investments ............................    $41,407           $190        $105,913
                                                -------           ----        --------
Increase in net assets from operations .....    $40,720           $190        $104,005
                                                =======           ====        ========


                                                             Money Market Variable Account
                                             -------------------------------------------------------------
                                                       Compass 2                      Compass 3
                                             ------------------------------ ------------------------------
                                              Accumulation   Annuitization   Accumulation   Annuitization
                                             -------------- --------------- -------------- ---------------
Investment income:
 Interest ..................................     $3,645          $  67           $799            $  4
                                                 ------          -----           ----            ----
  Total investment income ..................     $3,645          $  67           $799            $  4
Expenses ...................................      1,341              8            311              --
                                                 ------          -----           ----            ----
 Net investment income .....................     $2,304          $  59           $488            $  4
                                                 ------          -----           ----            ----
Increase in net assets from operations .....     $2,304          $  59           $488            $  4
                                                 ======          =====           ====            ====



                                                   Money Market Variable Account
                                             -----------------------------------------
                                                  Compass 3 - Level 2
                                             ------------------------------
                                              Accumulation   Annuitization    Total
                                             -------------- --------------- ---------
Investment income:
 Interest ..................................     $1,693           $ 2        $6,210
                                                 ------           ---        ------
  Total investment income ..................     $1,693           $ 2        $6,210
Expenses ...................................        603            --         2,263
                                                 ------           ---        ------
 Net investment income .....................     $1,090           $ 2        $3,947
                                                 ------           ---        ------
Increase in net assets from operations .....     $1,090           $ 2        $3,947
                                                 ======           ===        ======

                                                             Total Return Variable Account
                                             -------------------------------------------------------------
                                                       Compass 2                      Compass 3
                                             ------------------------------ ------------------------------
                                              Accumulation   Annuitization   Accumulation   Annuitization
                                             -------------- --------------- -------------- ---------------
Investment income:
 Interest ..................................    $  3,032        $   58        $   2,279         $   6
 Dividends .................................       1,330            25            1,001             3
                                                --------        ------        ---------         -----
  Total investment income ..................    $  4,362        $   83        $   3,280         $   9
Expenses ...................................       2,253            17            1,817             2
                                                --------        ------        ---------         -----
 Net investment income .....................    $  2,109        $   66        $   1,463         $   7
                                                --------        ------        ---------         -----
Realized and unrealized gain (loss)
 on investments:
 Net realized gain .........................    $  7,407        $  139        $   5,734         $  14
 Net unrealized loss .......................      (7,922)         (150)          (5,920)          (15)
                                                --------        ------        ---------         -----
Net realized and unrealized
 loss on investments .......................    $   (515)       $  (11)       $    (186)        $  (1)
                                                --------        ------        ---------         -----
Increase in net assets from operations .....    $  1,594        $   55        $   1,277         $   6
                                                ========        ======        =========         =====

                                                    Total Return Variable Account
                                             --------------------------------------------
                                                  Compass 3 - Level 2
                                             ------------------------------
                                              Accumulation   Annuitization      Total
                                             -------------- --------------- ------------
Investment income:
 Interest ..................................   $   2,996         $   8       $   8,379
 Dividends .................................       1,313             4           3,676
                                               ---------         -----       ---------
  Total investment income ..................   $   4,309         $  12       $  12,055
Expenses ...................................       2,225             2           6,316
                                               ---------         -----       ---------
 Net investment income .....................   $   2,084         $  10       $   5,739
                                               ---------         -----       ---------
Realized and unrealized gain (loss)
 on investments:
 Net realized gain .........................   $   7,118         $  20       $  20,432
 Net unrealized loss .......................      (7,717)          (21)        (21,745)
                                               ---------         -----       ---------
Net realized and unrealized
 loss on investments .......................   $    (599)        $  (1)      $  (1,313)
                                               ---------         -----       ---------
Increase in net assets from operations .....   $   1,485         $   9       $   4,426
                                               =========         =====       =========

(11) Line of Credit

The Accounts and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Account shares. Interest is charged to each Account, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each of the Accounts for the year ended December 31, 1999, ranged from $171 to $5,345.

Independent Auditors' Report

To the Participants in and the Board of Managers of Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account, and Total Return Variable Account and the Board of Directors of Sun Life Assurance Company of Canada (U.S.):

We have audited the accompanying statements of assets and liabilities, including the porfolios of investments, of Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account, and Total Return Variable Account (the "Variable Accounts") as of December 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Variable Accounts' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Variable Accounts as of December 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 3, 2000

                      MFS' Year 2000 Readiness Disclosure


[MFS YEAR 2000 LOGO]


MFS Investment Management[RegTM], as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.


MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.


MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original
Research[RegTM] process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.


Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.


If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

                         Year 2000 Readiness Disclosure


[SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) LOGO]


The potential hazard of computers having difficulty dealing with the year 2000 has been widely reported in the media. Essentially, the "Y2K" problem stems from some computer software being written in a way that will handle only two digits of a year rather than the full four digits. This becomes a problem when 2000 is perceived as simply "00", with the result that the computer software interprets the date as 1900 rather than 2000.


Sun Life began working on this problem in 1995 when a Company strategy for dealing with the issue was approved by systems management. It was apparent that effective support from senior management was a key component to successfully correcting Sun Life's systems. For this reason, in early 1996 Sun Life's Chairman and CEO delivered a clear mandate to make Y2K a top priority. Since that time project teams have inventoried and assessed nearly 2000 systems around the Company.


The vast majority of Sun Life's systems have already been tested, and, based on these tests, have been certified as compliant. The relatively few remaining systems will be certified compliant during the course of 1999. Even though relatively few Y2K bugs were actually found during analysis, it has been Sun Life's policy to test every system before it can be certified as compliant. The price tag for this massive project has been steep -- over $100 million (Cdn). However, we consider the money well spent when it means that Sun Life can move into the year 2000 and beyond confident that our systems will support Sun Life's position as a leader in the financial services industry.


The preceding is a Year 2000 Readiness disclosure pursuant to the Year 2000 Readiness disclosure Act enacted by the United States Congress on October 19, 1998.

Members of Boards of Managers and Officers
SAMUEL ADAMS+, Member
Counsel, Kirkpatrick & Lockhart LLP
Boston, Massachusetts

J. KERMIT BIRCHFIELD+, Member
Consultant; Chairman, Display Technology, Inc.; Managing Director, Century Partners, Inc., Gloucester, Massachusetts


JAMES R. BORDEWICK Jr.*, Assistant Secretary

STEPHEN E. CAVAN*, Secretary

WILLIAM R. GUTOW+, Member
Private investor and real estate consultant; Vice Chairman, Capitol Entertainment Management Company, Dallas, Texas

DAVID D. HORN, Member
Former Senior Vice President and General Manager,
Sun Life Assurance Company of Canada,
New Vineyard, Maine

GARTH MARSTON+, Member
Former Chairman, The Provident Institution for Savings,
Boston, Massachusetts

DERWYN F. PHILLIPS+, Member
Former Vice Chairman, The Gillette Company,
Marblehead, Massachusetts

C. JAMES PRIEUR**, President

Sun Life Assurance Company
of Canada (U.S.)
Annuity Service Mailing Address
c/o Sun Life Retirement Products and Services
P.O. Box 1024, Boston, MA 02103-9986

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

Distributor
Clarendon Insurance Agency, Inc.
One Sun Life Executive Park, Wellesley Hills, MA 02481

Custodian
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

Independent Auditors
Deloitte & Touche LLP
200 Berkeley Street, Boston, MA 02116-5022

------------------------------------------------------------------
     Account Information

     For account information, please call toll free:
     1-800-752-7218 anytime from a touch-tone
     telephone.
     To speak with a customer service representative,
     please call toll free: 1-800-752-7215 any
     business day from 8 a.m. to 6 p.m. Eastern time.
------------------------------------------------------------------
 *MFS Investment Management
**Sun Life Assurance Company of Canada
 +Independent Member

                                                              COUS-2 02/00 51M


[COMPASS LOGO]


                                              PROFESSIONALLY MANAGED COMBINATION
                                                        FIXED/VARIABLE ANNUITIES
                                                    FOR PERSONAL INVESTMENTS AND
                                                      QUALIFIED RETIREMENT PLANS


                       ANNUAL REPORT o DECEMBER 31, 1999


                     Capital Appreciation Variable Account
                      Global Governments Variable Account
                 (formerly World Governments Variable Account)
                     Government Securities Variable Account
                          High Yield Variable Account
                        Managed Sectors Variable Account
                         Money Market Variable Account
                         Total Return Variable Account

-------------------------------------------------------------------------
     NOT FDIC INSURED                                MAY LOSE VALUE
                            NO BANK GUARANTEE
-------------------------------------------------------------------------


                                                                       Issued by
                                    Sun Life Assurance Company of Canada (U.S.),
                                                    A Wholly Owned Subsidiary of
                                        Sun Life of Canada (U.S.) Holdings, Inc.